As filed with Securities and Exchange Commission on April 30,
1998

                                      Registration No. 33-94858
                         ______________

                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                         ______________

                POST-EFFECTIVE AMENDMENT NO. 3 TO
                             FORM S-6
                      REGISTRATION STATEMENT
                              UNDER
                    THE SECURITIES ACT OF 1933


                      CARILLON LIFE ACCOUNT
                      (Exact Name of Trust)

             THE UNION CENTRAL LIFE INSURANCE COMPANY
                       (Name of Depositor)

                        1876 Waycross Road
                          P.O. Box 40888
                     Cincinnati, Ohio  45240
       (Address of depositor's principal executive offices)

JOHN F. LABMEIER, ESQ.
The Union Central Life Insurance Company
1876 Waycross Road
P.O. Box 40888
Cincinnati, Ohio  45240
(Name and address of agent for service)

Copies to:
STEPHEN E.ROTH, ESQ.
Sutherland, Asbill & Brennan LLP
1275 Pennsylvania Ave.,N.W.
Washington, D.C. 20004-2404
                         ______________


It is proposed that this filing will become effective (check appropriate box)
[   ]   Immediately upon filing pursuant to paragraph (b)
[ X ]   on May 1, 1998 pursuant to paragraph (b)
[   ]   60 days after filing pursuant to paragraph (a)(1)
[   ]   on (date) pursuant to paragraph (a)(1) of rule 485
[   ]   this post effective amendment designates a new
        effective date for a previously filed post-effective
        amendment
                         ______________

  Flexible Premium Variable Universal Life Insurance Policies Pursuant to Rule 24f-2 under the Investment Company Act of
1940, the registrant has registered an indefinite amount of securities under the Securities Act of 1933. A Rule 24f-2 Notice for the for Registrant's 1997 fiscal year was filed on March 27, 1998

                 CARILLON LIFE ACCOUNT

            Registration Statement on Form S-6

           Reconciliation and Tie Between Items
            In Form N-8B-2 and the Prospectus

Form N-8B-2
Item No.         Caption in Prospectus

1                Cover Page
2                Cover Page
3                Inapplicable
4                Sale of the Policies
5                Information about Union Central
6                Carillon Life Account
9                Inapplicable
10(a)            Other Policy Benefits and Provisions
10(b)            Summary and Diagram of the Policy
10(c), (d), (e)  Death Benefit Options; Cash Value; Summary and
                 Diagram of the Policy; Other Policy Benefits
                 and Provisions; Surrendering the Policy for
                 Cash Surrender Value; Partial Cash Surrenders;
                 Loans; Transfer Privilege; Premiums;
                 Supplemental and/or Rider Benefits
10(f), (g), (h)  Voting Rights; Other Policy Benefits and
                 Provisions
10(i)            Other Policy Benefits and Provisions; Death
                 Benefit Options; Carillon Life Account;
                 Supplemental and/or Rider Benefits
11               Carillon Life Account
12               Carillon Life Account; The Portfolios; Sale of
                 the Policies
13               Charges and Deductions; Sale of the Policies;
                 The Portfolios
14               Premiums; Charges and Deductions; Sale of the
                 Policies
15               Premiums
16               Carillon Life Account; The Portfolios
17               Captions referenced under Items 10(c), (d), (e)
                 and (i) above
18               Carillon Life Account; Cash Value
19               Reports to Policy Owners; Sale of the Policies
20               Captions referenced under Items 6 and 10(g)
                 above
21               Loans
22               Inapplicable
23               Sale of the Policies
24               Other Policy Benefits and Provisions
25               Information about Union Central
26               Sale of the Policies
27               Information about Union Central
28               Union Central Directors and Executive Directors
29               Information about Union Central
30               Inapplicable
31               Inapplicable
32               Inapplicable
33               InapplicableForm N-8B-2
34               Sale of the Policies
35               Information about Union Central
36               Inapplicable
37               Inapplicable
38               Sale of the Policies
39               Sale of the Policies
40               Sale of the Policies
41(a)            Sale of the Policies
42               Inapplicable
43               Inapplicable
44(a)            Carillon Life Account; The Portfolios;
                 Premiums; Charges and Deductions
44(b)            Charges and Deductions
44(c)            Premiums; Charges and Deductions
45               Inapplicable
46               The Portfolios; Captions referenced under Items
                 10(c), (d) and (e) above
47               Inapplicable
48               Inapplicable
49               Inapplicable
50               Inapplicable
51               Cover Page; Summary and Diagram of the Policy;
                 Death Benefit Options; Loan Repayment; Effect
                 If Not Repaid; Changes in Specified Amount;
                 Charges and Deductions; Supplemental and/or
                 Rider Benefits; Other Policy Benefits and
                 Provisions; Premiums; Sale of the Policies
52               Other Policy Benefits and Provisions
53               Tax Considerations
54               Inapplicable
55               Inapplicable
59               Financial Statements

                         PROSPECTUS
Individual Flexible Premium Variable Universal Life Insurance
Policies
-------------------------------------------------------------
                    CARILLON LIFE ACCOUNT
                              of
           THE UNION CENTRAL LIFE INSURANCE COMPANY

Home Office:
1876 Waycross Road
P.O. Box 40888
Cincinnati, Ohio  45240-4088
Telephone: 1-800-999-1840


This prospectus describes an individual flexible premium variable universal life insurance policy (the policy) offered by The Union Central Life Insurance Company ("Union Central," "we," "us" or "our"). The policy is designed to provide insurance protection on the insured named in the policy, and at the same time provide the owner ("you" or "your") with the flexibility to vary the amount and timing of premium payments and to change the amount of death benefits payable under the policy. This flexibility allows you to provide for your changing insurance needs under a single insurance policy.

You also have the opportunity to allocate net premiums to one or more subdivisions of the variable account or to the guaranteed account or to both. This prospectus generally describes only that portion of the account value allocated to the variable account, through which account value is invested in subaccounts of Carillon Life Account (the "separate account"). For a brief summary of the guaranteed account, see "The Guaranteed Account," page 16. Special limits on transfers from the Guaranteed Account apply. The assets of each subaccount are invested in a corresponding portfolio of Carillon Fund, Inc., Scudder Variable Life Investment Fund, American Century Variable Portfolios, Inc., MFS Variable Insurance Trust, or Templeton Variable Products Series Fund. The accompanying prospectuses provide additional information regarding the portfolios.

You can select from two death benefit options available under the policy: a level death benefit ("Option A") and a death benefit that includes the account value ("Option B"). Union Central guarantees that the death benefit will never be less than the specified amount of insurance (less any outstanding policy debt and past due charges) so long as sufficient premiums are paid to keep the policy in force.

The policy provides for a cash surrender value that can be obtained by surrendering the policy. Because this value is based on the performance of the portfolios to the extent that net premiums are allocated to the variable account, there is no guaranteed minimum cash surrender value.

If the cash surrender value is insufficient to cover the charges due under the policy, the policy will lapse without value. However, Union Central guarantees to keep the policy in force during the minimum guaranteed period, so long as the minimum monthly premium requirement and other conditions have been met. The policy also permits loans and partial cash surrenders, within limits.

It may not be advantageous to replace existing insurance with the policy. Within certain limits, you may return the policy, or convert it to a policy that provides benefits that do not vary with the investment results of a separate account by exercising the Conversion Right.

AN INVESTMENT IN THE POLICY IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR IS THE POLICY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE POLICY INVOLVES CERTAIN RISKS, INCLUDING THE LOSS OF PREMIUM PAYMENTS (PRINCIPAL).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


          The Date of this Prospectus is May 1, 1998.

                    PROSPECTUS CONTENTS

                                                          Page
DEFINITIONS OF TERMS ....................................... 4

SUMMARY AND DIAGRAM OF THE POLICY .......................... 6

GENERAL INFORMATION ABOUT UNION CENTRAL,
    THE SEPARATE ACCOUNT AND THE PORTFOLIOS ................ 9
    The Union Central Life Insurance Company ............... 9
    Carillon Life Account .................................. 9
    The Portfolios ......................................... 9
    Addition, Deletion or Substitution of Investments ......11
    Voting Rights ..........................................12

PREMIUM PAYMENTS AND ALLOCATIONS ...........................12
    Applying for a Policy ..................................12
    Purchase of the Policy for Specialized Purposes ........13
    Free Look Right to Cancel the Policy ...................13
    Premiums ...............................................13
    Net Premium Allocations ................................14
    Crediting Net Premiums .................................15
    Transfer Privilege .....................................15
    Dollar Cost Averaging Plan .............................15
    Portfolio Rebalancing Plan .............................16
    Earnings Sweep Plan ....................................16

GUARANTEED ACCOUNT .........................................16
    Minimum Guaranteed and Current Interest Rates ..........17
    Calculation of Guaranteed Account Value ................17
    Transfers from the Guaranteed Account ..................17
    Payment Deferral from the Guaranteed Account ...........17

CHARGES AND DEDUCTIONS .....................................17
    Premium Expense Charge .................................17
    Monthly Deduction ......................................17
    Daily Mortality and Expense Risk Charge ................19
    Transfer Charge ........................................19
    Surrender Charge .......................................19
    Fund Expenses ..........................................20
    Cost of Additional Benefits Provided by Riders .........22
    Income Tax Charge ......................................22
    Special Arrangements ...................................22

HOW YOUR ACCOUNT VALUES VARY ...............................22
    Determining the Account Value ..........................23
    Cash Value .............................................24
    Cash Surrender Value ...................................24

DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT ..............24
     Amount of Death Benefit Proceeds ......................24
     Death Benefit Options .................................24
     Initial Specified Amount and Death Benefit Option......24
     Changes in Death Benefit Option .......................24
     Changes in Specified Amount ...........................25
     Selecting and Changing the Beneficiary ................25

CASH BENEFITS ..............................................25
     Loans .................................................25
     Surrendering the Policy for Cash Surrender Value.......26
     Partial Cash Surrenders ...............................27
     Maturity Benefit ......................................27
     Payment Options .......................................27

ILLUSTRATIONS OF ACCOUNT VALUES, CASH SURRENDER VALUES,
      DEATH BENEFITS AND ACCUMULATED PREMIUM PAYMENTS.......28

OTHER POLICY BENEFITS AND PROVISIONS .......................37
     Limits on Rights to Contest the Policy ................37
     Changes in the Policy or Benefits .....................37
     When Proceeds Are Paid ................................37
     Reports to Policy Owners ..............................37
     Assignment ............................................37
     Reinstatement .........................................38
     Supplemental and/or Rider Benefits ....................38
     Participating .........................................39
     State Variations ......................................39

TAX CONSIDERATIONS .........................................39
     Tax Status of Policy ..................................39
     Treatment of Policy Benefits ..........................40
     Possible Charge for Union Central's Taxes .............42

OTHER INFORMATION ABOUT THE POLICIES AND UNION CENTRAL......42
     Sale of the Policies ..................................42
     Union Central Directors and Executive Officers.........42
     State Regulation ......................................44
     Preparing for Year 2000 ...............................44
     Additional Information ................................44
     Experts ...............................................44
     Actuarial Matters .....................................44
     Litigation ............................................44
     Legal Matters .........................................44
     Financial Statements ..................................44

APPENDIX A .................................................94




THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY
JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.
NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN
CONNECTION WITH THE OFFERING OTHER THAN THOSE CONTAINED IN THIS
PROSPECTUS, THE PROSPECTUSES FOR THE PORTFOLIOS, OR THE
STATEMENTS OF ADDITIONAL INFORMATION FOR THE PORTFOLIOS.

                     DEFINITIONS OF TERMS
---------------------------------------------------------------

account value - The sum of the variable account, the guaranteed account, and the loan account. Calculation of the account value is described on page 23.

age - The insured's age as of the birthday nearest to the date on which age is determined.

annual date - The same day in each policy year as the policy date.

beneficiary - The person or persons who will receive any death benefit proceeds when the insured dies. The primary beneficiary and the contingent beneficiary, if any, are designated in the application or in the last notice filed with us. The contingent beneficiary, if any, will become the beneficiary should the primary beneficiary die prior to the date of death of the insured.

cash surrender value - The cash value minus any outstanding policy debt.

cash value - Account value minus any applicable surrender charge.

death benefit option - Specified amount (Option A), or specified amount plus account value (Option B), depending on the option selected. See page 24.

guaranteed account - The account value that is part of Union Central's general assets and is not part of or dependent upon investment performance of the separate account. The guaranteed interest rate on the account value allocated to the guaranteed account is 4%. The guaranteed account is not FDIC-insured and is subject to claims from our creditors.

home office - 1876 Waycross Road, P.O. Box 40888, Cincinnati,
Ohio  45240-4088.

initial specified amount - The specified amount on the policy date.

insured - The person whose life is covered by the policy.

issue date - The date from which the suicide and contestable periods start. It is shown in your policy.

lapse - Termination of the policy at the expiration of the grace period while the insured is still living.

loan account - An account that is part of Union Central's general assets and to which account values are transferred from the variable account and/or guaranteed account as collateral for policy loans.

maturity date - The date when coverage terminates and the maturity benefit is paid. It is the insured's 100th birthday, and is shown in the policy form.

minimum monthly premium - An amount used to measure premium payments paid for purposes of determining whether the minimum guaranteed period is in effect. See page 14.

monthly date - The same day as the policy date for each succeeding month. The monthly deduction is deducted on each monthly date.

net premium - A premium payment minus the applicable premium expense charge. See page 14.

notice - A written request notice or request in a form satisfactory to us that is signed by the owner and received at the home office.

owner, you - The person(s) who owns a policy.

planned periodic premium - The premium determined by the owner as a level amount which is planned to be paid at fixed intervals over a specified period of time.

policy - The individual flexible premium variable universal life insurance policy, together with the application and any riders or endorsements thereto, that is described in this prospectus.

policy debt - The sum of all outstanding policy loans plus accrued interest.

policy date - The date from which policy months, years, and anniversaries are measured.

policy month - Each one-month period beginning with a monthly date and ending with the day immediately preceding the next following monthly date.

policy year - Each period of twelve months commencing with the policy date and ending immediately preceding the first annual date, or any following year commencing with an annual date and ending immediately preceding the next annual date.

portfolio - An investment company or series thereof in which a subaccount of the separate account invests.

premium payment(s) - The amount(s) paid by the owner(s) to purchase the policy; either a planned periodic premium or unscheduled premium.

risk amount - As of any monthly date, the death benefit under the policy less the account value (after deduction of the monthly deduction on that day, except for the cost of insurance charge).

separate account - Carillon Life Account, a separate investment account of Union Central.

specified amount - A dollar amount used to determine the death benefit under a policy. See page 25 subaccount - A separate division of the separate account established to invest in a particular portfolio and available for investment under the policies through subdivisions of the variable account.

subdivision - That portion of your variable account that is invested in a particular subaccount of the separate account.

Union Central, we, our, us - The Union Central Life Insurance
Company.

unscheduled premium - Any premium other than a planned periodic premium.

valuation date - Each day on which both the New York Stock
Exchange and Union Central are open for business.

valuation period - The interval of time commencing at the close of business on one valuation date and ending at the close of business on the next succeeding valuation date.

variable account - The account value that is attributable to one or more subdivisions corresponding to subaccounts of the
separate account.      SUMMARY AND DIAGRAM OF THE POLICY


The following summary of Prospectus information and diagram of the policy should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the policy in this Prospectus assumes that the policy is in force and there is no outstanding policy debt.

The policy is similar in many ways to fixed-benefit life insurance. As with fixed-benefit life insurance, the owner of a policy pays premium payments for insurance coverage on the person insured. Also like fixed-benefit life insurance, the policy provides for accumulation of net premiums and a cash surrender value which is payable if the policy is surrendered during the insured's lifetime. As with fixed-benefit life insurance, the cash surrender value during the early policy years is likely to be substantially lower than the premium payments paid.

However, the policy differs from fixed-benefit life insurance in several important respects. Unlike fixed-benefit life insurance, the death benefit may and the account value will increase or decrease to reflect the investment performance of the subdivisions to which the account value is allocated. Also, there is no guaranteed minimum cash surrender value. Nonetheless, Union Central guarantees to keep the policy in force during the first three policy years so long as the minimum monthly premium requirement has been met. See "Minimum Guaranteed Period," page 14. Otherwise, if the cash surrender value is insufficient to pay charges due, the policy will lapse without value after a grace period. See "Premiums to Prevent Lapse," page 14. If a policy lapses while loans are outstanding, adverse tax consequences may result. See "Tax Considerations," page 39.

The most important features of the policy, such as charges, cash benefits, death benefits, and calculation of policy values, are summarized in the diagram on the following pages.

Purpose of the Policy. The policy is designed to be a long-term investment providing insurance benefits. The policy should be evaluated in conjunction with other insurance policies owned by you, as well as your need for insurance and the policy's long-term investment potential. It may not be advantageous to replace existing insurance coverage with the policy. In particular, replacement should be carefully considered if the decision to replace existing coverage is based primarily on a comparison of policy illustrations (see below).

Illustrations. Illustrations in this prospectus or used in connection with the purchase of a policy are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only and should not be deemed a representation of past or future performance. Actual rates of return may be higher or lower than those reflected in any illustrations, and therefore, actual values will be different from these illustrated.

Tax Considerations. Union Central intends for the policy to satisfy the definition of a life insurance contract under
Section 7702 of the Internal Revenue Code. Certain policy transactions, including the payment of premiums, may cause a policy to be a modified endowment contract under the Internal Revenue Code. For further discussion of the tax status of a policy and the tax consequences of being treated as a life insurance contract or a modified endowment contract, see page 39.

Free Look Right to Cancel and Conversion Right. For a limited time after the policy is issued, you have the right to cancel your policy and receive a refund. See "Free Look Right to Cancel Policy," page 13. Until the end of this "free look" period, Union Central will allocate net premiums to the subaccount investing in the Money Market Portfolio of the Scudder Variable Life Investment Fund. (See "Net Premium Allocations," page 14.)

At any time within the first 24 months after the issue date, you may transfer all or a portion of the variable account to the guaranteed account without payment of any transfer fee. This transfer effectively "converts" the policy into a contract that provides fixed (non-variable) benefits. See "Conversion Right," page 15.

Owner Inquiries. If you have any questions, you may write or call Union Central's home office at 1876 Waycross Road, P.O. Box
40888, Cincinnati, Ohio 45240-4088; telephone 1-800-219-8525.

                       DIAGRAM OF POLICY
-------------------------------------------------------------

(DESCRIPTION OF DIAGRAM: Each heading with the information following is encased in a block. A down arrow appears at the bottom of each block pointing to the next block)

                        PREMIUM PAYMENTS

*You select a plan for making planned periodic premiums, but are not required to pay premium payments according to the plan.
 You can vary the amount and frequency and can skip planned periodic premiums. See page 13 for rules and limits.

*There is no minimum initial payment or planned periodic premium.

*Unplanned premium payments may be made, within limits. See page 13.

*If sufficient premiums are paid, a minimum guaranteed period may keep the policy in force during the first three policy years. See page 14.

*Under certain circumstances, which include taking excessive loans, extra premium payments may be required to prevent lapse.
 See page 14.

         (a down arrow is centered here between blocks)

                DEDUCTIONS FROM PREMIUM PAYMENTS

*For sales charges (4% of premium payments made through policy year 10; 2% of premium payments thereafter). See page 17.

*For state and local premium taxes (2.50% of premium payments).
 See page 17.

       (a down arrow is centered here between blocks)

                          NET PREMIUMS

*You direct the allocation of net premiums among twelve subdivisions of the variable account and the guaranteed account. See page 14 for rules and limits on net premium allocations.

*The subdivisions are invested in corresponding portfolios of Carillon Fund, Inc., Scudder Variable Life Investment Fund, American Century Variable Portfolios, Inc., MFS Variable Insurance Trust and Templeton Variable Products Series Fund. See page 9. Portfolios available are:

Carillon Equity Portfolio
Scudder Capital Growth Portfolio Class A
MFS Growth With Income Series
Carillon Bond Portfolio
Scudder International Portfolio Class A
MFS High Income Series
Carillon Capital Portfolio
Scudder Money Market Portfolio
MFS Emerging Growth Series
Carillon S&P 500 Index Portfolio
American Century VP Capital Appreciation Portfolio
Templeton International Fund Class 2

*Interest is credited on amounts allocated to the guaranteed account at a guaranteed minimum interest rate of 4%. See page
 16 for rules and limits on guaranteed account allocations.

       (a down arrow is centered here between blocks)
      (the following TWO items are encased in one block)

               DEDUCTIONS FROM ACCOUNT VALUE

*Monthly deduction for cost of insurance, administrative charge, and charges for any supplemental and/or rider benefits.
 The administrative charge is currently $25.00 per month for the first policy year and $5.00 per month thereafter.


                     DEDUCTIONS FROM ASSETS

*Daily charge at a guaranteed annual rate of 0.75% during the first ten policy years, and 0.25% thereafter, from the subaccounts for mortality and expense risks. See page 19. This charge is not deducted from the guaranteed account.

*Investment advisory fees and fund operating expenses are deducted from the assets of each portfolio. See page 20.

        (a down arrow is centered here between blocks)

                     ACCOUNT VALUE

*Is the amount credited to your policy. It is equal to net premiums, as adjusted each valuation date to reflect subdivision investment experience, interest credited on the guaranteed account, charges deducted and other policy transactions (such as transfers and partial cash surrenders).
 See page 23.

*Varies from day to day. There is no minimum guaranteed account value. The policy may lapse if the cash surrender value is insufficient to cover a monthly deduction due. See page 23.

*Can be transferred among the subdivisions and the guaranteed account. Currently, a transfer fee of $10 applies to each transfer in excess of the first 12 transfers in a policy year. See page 15 for rules and limits. Policy loans reduce the amount available for allocations and transfers.

*Is the starting point for calculating certain values under a policy, such as the cash value, cash surrender value, and the death benefit used to determine death benefit proceeds.


(the above item has two down arrows under it, each pointing to one of the next two items which are blocked side by side)

                         CASH BENEFITS

*Loans may be taken for amounts up to 90% of the variable account, plus 100% of the guaranteed account, LESS loan interest due on the next annual date and any surrender charges. See page 25 for rules and limits.

*Partial cash surrenders generally can be made provided there is sufficient remaining cash surrender value. See page 27 for rules and limits.

*The policy may be surrendered in full at any time for its cash surrender value. A surrender charge will apply during the first fifteen policy years after issue and after any increase in specified amount. See page 19.

*Payment options are available.  See page 27.

*Loans, partial cash surrenders, and surrenders in full may have adverse tax consequences. See page 39.

                        DEATH BENEFITS

*Income tax free to beneficiary.

*Available as lump sum or under a variety of payment options.

*For all policies, a minimum initial specified amount of $50,000.

*Two death benefit options available:
 Option A, equal to the specified amount, and Option B, equal to the specified amount plus account value.
 See page 24.

*Flexibility to change the death benefit option and specified amount. See page 24 for rules and limits.

*Supplemental and/or rider benefits may be available.  See page
 38.

        (end of graphic material)

             GENERAL INFORMATION ABOUT UNION CENTRAL,
             THE SEPARATE ACCOUNT AND THE PORTFOLIOS
--------------------------------------------------------------

The Union Central Life Insurance Company

The policies are issued by The Union Central Life Insurance Company, which is a mutual life insurance company organized under the laws of the State of Ohio in 1867. Union Central is primarily engaged in the sale of life and disability insurance and annuities and is currently licensed to transact life insurance business in all states and the District of Columbia.

Union Central is subject to regulation by the Department of Insurance of the State of Ohio as well as by the insurance departments of all other states and jurisdictions in which it does business. We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions. The forms for the policy described in this Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which policies are sold.

Carillon Life Account

Carillon Life Account was established as a separate investment account under Ohio law on July 10, 1995. It is used to support the policies and may be used to support other variable life insurance policies, and for other purposes permitted by law.
The separate account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws. Union Central has established other separate investment accounts that may also be registered with the SEC.

The assets in the separate account are owned by Union Central. The separate account is divided into subaccounts which correspond to subdivisions of the variable account. Subaccounts of the separate account invest in shares of the portfolios. The separate account may include other subaccounts that are not available through the policies and are not otherwise discussed in this Prospectus.

Income, gains and losses, realized or unrealized, of a subaccount are credited to or charged against the subaccount without regard to any other income, gains or losses of Union Central. Applicable insurance law provides that assets equal to the reserves and other contract liabilities of the separate account shall not be chargeable with liabilities arising out of any other business of Union Central. Union Central is obligated to pay all benefits provided under the policies.

The Portfolios

Subaccounts of the separate account currently invest in twelve designated portfolios of five series-type mutual funds:
Carillon Fund, Inc. ("Carillon Fund"); Scudder Variable Life Investment Fund ("Scudder Fund"); American Century Variable Portfolios, Inc. ("American Century Fund"); MFS Variable Insurance Trust ("MFS Fund"); and Templeton Variable Products Series Fund ("Templeton Fund"). The investment experience of each subaccount of the separate account depends on the investment performance of its corresponding portfolio. Each of these portfolios is registered with the SEC under the 1940 Act as a series of an open-end diversified investment company. The SEC does not, however, supervise the management or the investment practices and policies of the portfolios. The investment adviser to Carillon Fund is Carillon Advisers, Inc. (a wholly-owned subsidiary of Union Central). Scudder Kemper Investments, Inc. is the investment adviser to the Scudder Fund. The investment adviser to the American Century Fund is American Century Investment Management, Inc., the adviser to the American Century Investments group. The investment adviser to the MFS Fund is Massachusetts Financial Services Company. The investment adviser to the Templeton Fund is Templeton Investment Counsel, Inc.

The separate account invests in four portfolios of Carillon
Fund: the Equity Portfolio, the Bond Portfolio, the Capital Portfolio, and the S&P 500 Index Portfolio. (The Carillon Fund has one additional portfolio that is not available through the policy.) The separate account invests in three portfolios of the Scudder Fund: the Capital Growth Portfolio Class A, the International Portfolio Class A, and the Money Market Portfolio. (The Scudder Fund has four additional portfolios that are not available through the policy.) The separate account invests in one portfolio of the American Century Fund: American Century VP Capital Appreciation Portfolio. (The American Century Fund has four additional portfolios that are not available through the policy.) The separate account invests in three portfolios of the
MFS Fund: MFS Growth With Income Series,   MFS High Income
Series and MFS Emerging Growth Series. (The MFS Fund has nine additional portfolios that are not available through the policy.) The separate account invests in one Portfolio of the Templeton Fund: Templeton International Fund Class 2. (The Templeton Fund has several additional Portfolios that are not available through the policy.) The assets of each portfolio are separate from assets of the others, and each portfolio has different investment objectives and policies. As a result, each portfolio operates as a separate investment fund and the investment performance of one portfolio has no effect on the investment performance of any other portfolio. The investment objective of each portfolio is set forth below.

The Carillon Equity Portfolio seeks primarily long-term appreciation of capital by investing primarily in common stocks and other equity securities.

The Carillon Bond Portfolio seeks as high a level of current income as is consistent with reasonable investment risk by investing primarily in investment-grade corporate bonds.

The Carillon Capital Portfolio seeks the highest total return through a combination of income and capital appreciation consistent with the reasonable risk associated with an investment portfolio of above-average quality by investing in equity securities, debt instruments and money market instruments.

The Carillon S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the Standard & Poor's 500 Composite Stock Index (the "S&P 500"**). The S&P 500 is a well-known stock market index that includes common stocks of companies representing approximately 70% of the market value of all common stocks publicly traded in the United States. The investment adviser of the portfolio believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general.
----------------
** The S&P 500 is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500(R)", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Carillon Fund. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the beneficial owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Carillon Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Carillon Fund or the Portfolio. S&P has no obligation to take the needs of Carillon Fund or the beneficial owners of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY CARILLON FUND, BENEFICIAL OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
----------------

The Scudder Capital Growth Portfolio Class A seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests in marketable securities, principally common stocks and, consistent with its objective of long-term capital growth, preferred stocks.

The Scudder International Portfolio Class A seeks long-term growth of capital principally from a diversified portfolio of foreign equity securities.

The Scudder Money Market Portfolio seeks stability and current income from a portfolio of money market instruments. Money market funds are neither insured nor guaranteed by the U.S. Government, and there can be no assurance that this portfolio will maintain a stable net asset value per share.

The American Century VP Capital Appreciation Portfolio seeks capital growth by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation.

The MFS Growth With Income Series seeks to provide reasonable current income and long-term growth of capital and income.

The MFS High Income Series seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The MFS High Income Portfolio may invest up to 100% of its assets in lower-rated bonds commonly known as junk bonds. BEFORE ALLOCATING ANY PORTION OF NET PREMIUMS TO THE SUBDIVISION CORRESPONDING TO THIS PORTFOLIO, OWNERS SHOULD READ THE RISK DISCLOSURE IN THE ACCOMPANYING PROSPECTUS FOR THE MFS HIGH INCOME SERIES.


The MFS Emerging Growth Series seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital.

The Templeton International Fund Class 2 seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United
States.

THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE THEIR RESPECTIVE STATED OBJECTIVES. Additional information concerning the investment objectives and policies of the portfolios, as well as risks, can be found in the current portfolio prospectuses that accompany this Prospectus. The prospectuses for the portfolios should be read carefully before any decision is made concerning the allocation of net premiums to a particular subdivision. Certain subdivisions invest in portfolios that have similar investment objectives and/or policies. Therefore, you should carefully read the individual prospectuses for the portfolios along with this Prospectus.

The investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser. The investment results of the portfolios, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the portfolios will be comparable to the investment results of any other fund, even if the other fund has the same investment adviser.

Please note that all of the portfolios described in the Prospectuses for the portfolios may not be available under the policy. Moreover, Union Central cannot guarantee that each fund will always be available for its variable life contracts, but in the unlikely event that a Fund is not available, Union Central will take reasonable steps to secure the availability of a comparable fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge.

The portfolios presently serve as the investment media for the policies. In addition, the portfolios may sell shares to separate accounts of other insurance companies to fund variable annuity contracts and/or variable life insurance policies, and/or to certain retirement plans qualifying under Section 401 of the Code. Union Central currently does not foresee any disadvantages to owners that would arise from the possible sale of shares to support the variable contracts of other insurance companies, or from the possible sale of shares to such retirement plans. However, the board of directors of each fund will monitor events in order to identify any material irreconcilable conflicts that might possibly arise if the shares of that fund were also offered to support variable contracts other than the policies or to support retirement plans. In event of such a conflict, the board of directors of that fund would determine what action, if any, should be taken in response to the conflict. In addition, if Union Central believes that the fund's response to any such conflicts insufficiently protects owners, it will take appropriate action on its own, which may include withdrawing the separate account's investment in that fund. (See the prospectuses for the portfolios for more detail.)

Scudder Kemper Investments, Inc., the investment adviser to the Scudder Fund; American Century Investment Management, Inc., the investment adviser to the American Century Fund; Massachusetts Financial Services Company, the investment adviser to the MFS Fund; and Franklin Templeton Distributors, Inc., the principal underwriter for the Templeton Fund, have agreed to compensate Union Central for the performance of certain administrative and other services. This compensation is based on the assets of the Scudder Fund, the American Century Fund, the MFS Fund and the Templeton Fund, respectively, that are attributable to the policies.

Addition, Deletion or Substitution of Investments

Union Central reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the separate account or that the separate account may purchase. If the shares of a portfolio are no longer available for investment or if in Union Central's judgment further investment in any portfolio should become inappropriate in view of the purposes of the separate account, Union Central may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management company or unit investment trust. Union Central will not substitute any shares attributable to a policy's interest in the separate account without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

Union Central also reserves the right to establish additional subaccounts of the separate account, each of which would invest in shares corresponding to a new portfolio or in shares of another investment company having a specific investment objective. Subject to applicable law and any required SEC approval, Union Central may in its sole discretion establish new subaccounts or eliminate one or more subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new subaccount may be made available to existing owner(s) on a basis to be determined by Union Central.

If any of these substitutions or changes are made, Union Central may by appropriate endorsement change the policy to reflect the substitution or other change. If Union Central deems it to be in the best interests of owner(s), and subject to any approvals that may be required under applicable law, the separate account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Union Central separate accounts. Union Central reserves the right to make any changes to the separate account required by the 1940 Act or other applicable law or regulation.

Voting Rights

Union Central is the legal owner of shares held by the subaccounts and as such has the right to vote on all matters submitted to shareholders of the portfolios. However, as required by law, Union Central will vote shares held in the subaccounts at regular and special meetings of shareholders of the portfolios in accordance with instructions received from owners with account value in the subdivisions. Should the applicable federal securities laws, regulations or interpretations thereof change, Union Central may be permitted to vote shares of the portfolios in its own right, and if so, Union Central may elect to do so.

To obtain voting instructions from owners, before a meeting owners will be sent voting instruction material, a voting instruction form and any other related material. The number of shares held by each subaccount for which an owner may give voting instructions is currently determined by dividing the portion of the owner's account value in the subdivision corresponding to the subaccount by the net asset value of one share of the applicable portfolio. Fractional votes will be counted. The number of votes for which an owner may give instructions will be determined as of the date coincident with the date established by the fund for determining shareholders eligible to vote at the relevant meeting of the fund. Shares held by a subaccount for which no timely instructions are received will be voted by Union Central in the same proportion as those shares for which voting instructions are received.

Union Central may, if required by state insurance officials, disregard owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the portfolios, or to approve or disapprove an investment advisory agreement. In addition, Union Central may under certain circumstances disregard voting instructions that would require changes in the investment advisory agreement or investment adviser of one or more of the portfolios, provided that Union Central reasonably disapproves of such changes in accordance with applicable federal regulations. If Union Central ever disregards voting instructions, owners will be advised of that action and of the reasons for such action in the next semiannual report. Finally, Union Central reserves the right to modify the manner in which the weight to be given to pass-through voting instructions is calculated when such a change is necessary to comply with current federal regulations or the current interpretation thereof.


PREMIUM PAYMENTS AND ALLOCATIONS


Applying for a Policy

To purchase a policy, you must complete an application and submit it through an authorized Union Central agent. There is no minimum initial premium payment. Your policy coverage will become effective on the policy date. If an initial premium payment is submitted with the application, then the policy date is generally the date of approval of your application. If the application is not accompanied by an initial premium payment, then the policy date will generally be two weeks after the date that your application is approved.

As provided for under state insurance law, the owner, to preserve insurance age, may be permitted to backdate the policy. In no case may the policy date be more than six months prior to the date the application was completed. Charges for the monthly deduction for the backdated period are deducted on the issue date. Temporary life insurance coverage may be provided prior to the policy date under the terms of a temporary insurance agreement. In accordance with Union Central's underwriting rules, temporary life insurance coverage may not exceed $500,000 and will not remain in effect for more than sixty (60) days.

Union Central requires satisfactory evidence of the insured's insurability, which may include a medical examination of the insured. The available issue ages are 0 through 75. Age is determined on the insured's age as of the birthday nearest the policy date. The minimum specified amount is $50,000. Acceptance of an application depends on Union Central's underwriting rules, and Union Central reserves the right to reject an application for any reason.

As the owner of the policy, you exercise all rights provided under the policy. The insured is the owner, unless a different owner is named in the application. The owner may by notice name a contingent owner or a new owner while the insured is living. If more than one person is named as owner, they are joint owners. Any transaction under the policy except for telephone transactions will require the authorization of all owners. Unless provided otherwise, in the event of a joint owner's death, ownership passes to the surviving joint owner. Unless a contingent owner has been named, on the death of the last surviving owner, ownership of the policy passes to the estate of the last surviving owner, who will become the owner if the owner(s) die. The owner may also be changed prior to the insured's death by notice satisfactory to us. A change in owner may have tax consequences. See "Tax Considerations," page 39.

Purchase of the Policy for Specialized Purposes

The policy provides a death benefit and an accumulation of account value. It can be used for various individual and business planning purposes. Purchasing the policy for such purposes entails certain risks. For example, if the investment performance of the subaccounts to which account value is allocated is poorer than anticipated, or if sufficient premiums are not paid or account value maintained, the policy may lapse or may not accumulate sufficient account value to fund the purpose for which the policy was purchased. Loans and partial cash surrenders may significantly affect current and future account value, cash surrender value, and death benefit proceeds. Depending upon subaccount investment performance and the amount of loans and partial cash surrenders, the policy may lapse. Because the policy is designed to provide benefits on a long-term basis, before purchasing a policy for a specialized purpose, a purchaser should consider whether the long-term nature of the policy and the impact of loans and partial cash surrenders is consistent with the purpose for which it is being considered. Using a policy for a specialized purpose may have tax consequences. (See "Tax Considerations.")

Free Look Right to Cancel the Policy

You may cancel your policy for a refund during your "free-look" period. This period expires 20 days after you receive your policy, 45 days after your application is signed, or 10 days after Union Central mails or delivers a cancellation notice, whichever is latest. (A longer period may apply to policies issued in certain states.) If you decide to cancel the policy, you must return it by mail or delivery to the home office or to the authorized Union Central agent who sold it. Immediately after mailing or delivery, the policy will be deemed void from the beginning. Within seven calendar days after Union Central receives the returned policy, Union Central will refund the greater of any premiums paid, less any partial cash surrenders, or account value.

Premiums

Planned Periodic Premiums. When applying for a policy, you select a plan for paying level premium payments at specified intervals, e.g., quarterly, semi-annually or annually, until the maturity date. If you elect, Union Central will also arrange for payment of planned period premiums on a monthly basis under a pre-authorized payment arrangement. You are not required to pay premium payments in accordance with these plans; rather, you can pay more or less than planned or skip a planned periodic premium entirely. (See, however, "Premium Payments to Prevent Lapse," page 14.) Currently, there is no minimum amount for each premium. Union Central may establish a minimum amount 90 days after we send the owner a written notice of such increase. Subject to the limits described below, you can change the amount and frequency of planned periodic premiums whenever you want by sending notice to the home office. However, Union Central reserves the right to limit the amount of a premium payment or the total premium payments paid.

Unless otherwise requested, you will be sent reminder notices for planned periodic premiums. Reminder notices will not be sent if you have arranged to pay planned periodic premiums by pre-authorized payment arrangement.

Additional Unscheduled Premiums. Additional unscheduled premium payments can be made at any time while the policy is in force.
Union Central has the right to limit the number and amount of such premium payments.

Limitations on Premium Payments. Total premium payments paid in a policy year may not exceed guideline premium payment limitations for life insurance set forth in the Internal Revenue Code. Union Central will promptly refund any portion of any premium payment that is determined to be in excess of the premium payment limit established by law to qualify a policy as a contract for life insurance.

The payment of premiums may cause a policy to be a modified endowment contract under the Internal Revenue Code. We have established procedures for monitoring premium payments and making efforts to notify you on a timely basis if your policy is in jeopardy of becoming a modified endowment contract as a result of premium payments. See "Tax Considerations," page 39.

Union Central reserves the right to reject any requested increase in planned periodic premiums, or any unscheduled premium. We also reserve the right to require satisfactory evidence of insurability prior to accepting any premium which increases the risk amount of the policy. See "Net Premium Allocations," page 14.

No premium payment will be accepted after the maturity date.

Premium payments must be made by check payable to The Union Central Insurance Company or by any other method that Union Central deems acceptable. The owner may specify that a specific unscheduled premium payment is to be applied as a repayment of policy debt, if any.

Premium payments after the initial premium payment must be made to the home office.

Minimum Guaranteed Period. Union Central guarantees that a policy will remain in force during the minimum guaranteed period, regardless of the sufficiency of the cash surrender value, if the sum of the premiums paid to date, less any partial cash surrenders and policy debt equals or exceeds the minimum monthly premium (shown in the policy) multiplied by the number of complete policy months since the policy date, including the current policy month. The minimum guaranteed period is three years following the policy date.

The minimum monthly premium is calculated for each policy based on the age, sex and rate class of the insured, the requested specified amount and any supplemental and/or rider benefits. The minimum monthly premium may change due to changes made during a minimum guaranteed period to the specified amount, the death benefit option, ratings, and supplemental and/or rider benefits. Union Central will notify you of any increase in the minimum monthly premium.

An extended minimum guaranteed period may be available under a Guaranteed Death Benefit Rider. See "Supplemental Benefits and/or Riders," page 38.

Premium Payments Upon Increase in Specified Amount. Depending on the account value at the time of an increase in the specified amount and the amount of the increase requested, an additional premium payment may be necessary or a change in the amount of planned periodic premiums may be advisable. See "Changes in Specified Amount," page 25. In the event that you increase the specified amount, you should contact your Union Central agent to assist you in determining if additional premium payments are necessary or appropriate.

Premium Payments to Prevent Lapse. Failure to pay planned periodic premiums will not necessarily cause a policy to lapse. Conversely, paying all planned periodic premiums will not necessarily guarantee that a policy will not lapse (except when the minimum guaranteed period is in effect). Rather, whether a policy lapses depends on whether its cash surrender value is sufficient to cover the monthly deduction (see page 17) when due.

If the cash surrender value on a monthly date is less than the amount of the monthly deduction to be deducted on that date and the minimum guaranteed period is not in effect, the policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in cash surrender value or the cash surrender value has decreased because you have not paid sufficient premium payments to offset the monthly deduction.

Grace Period. If your policy goes into default, you will be allowed a 61-day grace period to pay a premium payment sufficient to cover the monthly deductions due during the grace period. Union Central will send notice of the amount required to be paid during the grace period ("grace period premium payment") to your last known address and the address of any assignee of record. The grace period will begin when the notice is sent. Your policy will remain in effect during the grace period. If the insured should die during the grace period and before the grace period premium payment is paid, the death benefit proceeds will still be payable to the beneficiary, although the amount paid will reflect a reduction for the monthly deductions due on or before the date of the insured's death (and for any policy debt). See "Amount of Death Benefit," page 24. If the grace period premium payment has not been paid before the grace period ends, your policy will lapse. It will have no value and no benefits will be payable. See "Reinstatement," page 38.

A grace period also may begin if policy debt becomes excessive.
See "Loan Repayment; Effect if not Repaid," page 26.

Net Premium Allocations

In the application, you specify the percentage of a net premium to be allocated to each subdivision and to the guaranteed account. This allocation must comply with the allocation rules described below. Net premiums will generally be allocated to the subdivisions and to the guaranteed account on the valuation date that Union Central receives them in accordance with the allocations specified in the application or subsequent notice. Union Central will allocate all net premiums received before the end of the "free look" period (including the initial net premium) to the subdivision invested in the Scudder Money Market Portfolio. After the end of the "free look" period, the account value will be allocated to the subdivisions and to the guaranteed account based on the premium payment allocation percentages in the application. See "Determining the Account Value," page 23. For this purpose, the end of the "free look" period is deemed to be 25 days after the date the policy is issued and mailed to your agent for delivery.

The net premium allocation percentages specified in the
application will apply to subsequent premium payments until you change the percentages.  You can change the allocation
percentages at any time, subject to the rules below, by
providing notice to the home office, in a form acceptable to
Union Central.   The change will apply to all premium payments
received with or after receipt of your notice.

Allocation Rules. The minimum allocation percentage you may specify for a subdivision or the guaranteed account is 5%, and your allocation percentages must be whole numbers. The sum of your allocations must equal 100%. Union Central reserves the right to limit the number of subdivisions to which account value may be allocated.

Crediting Net Premiums

The initial net premium will be credited to the policy on the policy date, or, if later, the date we receive the initial premium payment. For backdated policies, the initial net premium will be credited on the issue date. Planned periodic premiums and unscheduled premiums that are not underwritten will be credited to the policy and the net premiums will be invested as requested on the valuation date they are received by the home office. However, any premium payment that is underwritten will be allocated to the subdivision corresponding to the Scudder Money Market Portfolio until underwriting has been completed and the premium payment has been accepted. When accepted, the account value allocated to the subdivision corresponding to the Scudder Money Market Portfolio and attributable to the resulting net premium will be credited to the policy and allocated in accordance with your instructions. If an additional premium payment is rejected, Union Central will return the premium payment promptly, without any adjustment for investment experience.

Transfer Privilege

After the free-look period and prior to the maturity date, you may transfer all or part of your account value from subdivisions investing in one portfolio to other subdivision(s) or to the guaranteed account, or transfer a part of an amount in the guaranteed account to the subdivision(s), subject to the following restrictions. The minimum transfer amount is the lesser of $100 or the entire amount in that subdivision or the guaranteed account. A transfer request that would reduce the amount in a subdivision or the guaranteed account below $25 will be treated as a transfer request for the entire amount in that subdivision or the guaranteed account. With the exception of the Conversion Right described below, we reserve the right to limit the number or frequency of transfers permitted in the future.

We will make the transfer as of the end of the valuation period during which we receive notice requesting such transfer. Currently, there is no limit on the number of transfers that can be made between subdivisions or to the guaranteed account. However, transfers from the guaranteed account during any policy year are limited to an amount equal to 20% of the account value in the guaranteed account on the annual date at the beginning of such policy year. (See "Transfers from Guaranteed Account," page 17, for restrictions). Currently, we assess a transfer charge equal to $10 for each transfer during a policy year in excess of the first twelve transfers. (We reserve the right to decrease or eliminate the number of free transfers; in addition, the transfer charge may be increased, but is guaranteed not to exceed $15 per transfer.) The transfer charge will be deducted from the subdivisions or the guaranteed account from which the requested transfer is being made, on a pro-rata basis.

Telephone Transfers. Owners are eligible to effect transfers pursuant to telephone instructions unless they elect out of the option by writing us. We reserve the right to suspend telephone transfer privileges at any time, for any reason, if we deem such suspension to be in the best interests of owners.

We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if we follow those procedures we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for such losses if we do not follow those reasonable procedures. The procedures we will follow for telephone transfers include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.

Conversion Right. During the first twenty-four policy months following the issue date, and within sixty days of the later of notification of a change in the investment policy of the separate account or the effective date of such change, the owner may exercise a one-time Conversion Right by requesting that all or a portion of the variable account be transferred to the guaranteed account. Exercise of the Conversion Right is not subject to the transfer charge. Following the exercise of the Conversion Right, net premiums may not be allocated to the subdivisions of the variable account, and transfers of account value to the subdivisions will not be permitted. The other terms and conditions of the policy will continue to apply.

Dollar Cost Averaging Plan

The Dollar Cost Averaging Plan, if elected, enables you to transfer systematically and automatically, on a monthly, quarterly, semi-annual, or annual basis, specified dollar amounts from a subdivision you specify to other subdivisions or to the guaranteed account. (Dollar Cost Averaging Plan transfers may not be made from the guaranteed account.) By allocating on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. However, we make no guarantee that the Dollar Cost Averaging Plan will result in a profit.

You specify the amount to be transferred automatically; you can specify either a fixed dollar amount, or a percentage of the account value in the subdivision from which transfers will be made. At the time that you elect the Dollar Cost Averaging Plan, the account value in the subdivision from which transfers will be made must be at least $2,000. The required amounts may be allocated to the subdivision through initial or subsequent net premiums or by transferring amounts into the subdivision from the other subdivisions or from the guaranteed account (which may be subject to certain restrictions).

You may elect this plan at the time of application by completing the authorization on the application or at any time after the policy is issued by properly completing the election form and returning it to us. Dollar Cost Averaging Plan transfers may not commence until the end of the free-look period.

Once elected, transfers from the subdivision will be processed until the number of designated transfers have been completed, or the value of the subdivision is completely depleted, or you send us notice instructing us to cancel the transfers.

Currently, transfers made under the Dollar Cost Averaging Plan will not be subject to any transfer charge and will not count against the number of free transfers permitted in a policy year. We reserve the right to impose a $15 transfer charge for each transfer effected under a Dollar Cost Averaging Plan. We also reserve the right to alter the terms or suspend or eliminate the availability of the Dollar Cost Averaging Plan at any time.

Portfolio Rebalancing Plan

You may elect to have the accumulated balance of each
subdivision periodically redistributed (or "rebalanced") to
equal the allocation percentages you have specified in the
election form.   This rebalancing may be done on a quarterly,
semi-annual, or annual basis.

You may elect the Portfolio Rebalancing Plan at the time of application by completing the authorization on the application or at any time after the policy is issued by properly completing the election form and returning it to us. Portfolio Rebalancing Plan transfers may not commence until the end of the free-look period. Transfers pursuant to the Portfolio Rebalancing Plan will continue until you send us notice terminating the plan, or the policy terminates. THE PORTFOLIO REBALANCING PLAN CANNOT BE ELECTED IF EITHER A DOLLAR COST AVERAGING PLAN OR AN EARNINGS SWEEP PLAN IS IN EFFECT.

Currently, transfers made under the Portfolio Rebalancing Plan will not be subject to any transfer charge and will not count against the number of free transfers permitted in a policy year. We reserve the right to impose a $15 transfer charge for each transfer effected under the plan. We also reserve the right to alter the terms or suspend or eliminate the availability of the Portfolio Rebalancing Plan at any time.

Earnings Sweep

You may elect to have the accumulated earnings of one or more specified subdivisions or the interest credited to the guaranteed account periodically transferred (or "swept") into specified subdivisions or the guaranteed account. The sweep may be done on a quarterly, semi-annual, or annual basis.

You may elect the Earnings Sweep Plan at the time of application by completing the authorization on the application or at any time after the policy is issued by properly completing the election form and returning it to us. Earnings Sweep Plan transfers may not commence until the end of the free-look period. Transfers pursuant to the Earnings Sweep Plan will continue until you send us notice terminating the plan, or the policy terminates.

Currently, transfers made under the Earnings Sweep Plan will not be subject to any transfer charge and will not count against the number of free transfers permitted in a policy year. We reserve the right to impose a $15 transfer charge for each transfer effected under the plan. We also reserve the right to alter the terms or suspend or eliminate the availability of the Earnings Sweep Plan at any time.


                     GUARANTEED ACCOUNT
---------------------------------------------------------------

Because of exemptive and exclusionary provisions, interests in the guaranteed account have not been registered under the Securities Act of 1933 nor has the guaranteed account been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the guaranteed account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the guaranteed account. The disclosure regarding the guaranteed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

You may allocate some or all of your net premiums and transfer some or all of the variable account to the guaranteed account, which is part of our general account and pays interest at declared rates (subject to a minimum interest rate we guarantee to be at least 4%). The principal, after deductions, is also guaranteed. Our general account assets support our insurance and annuity obligations.

The portion of the account value allocated to the guaranteed account will be credited with interest, as described below. Since the guaranteed account is part of our general account, we assume the risk of investment gain or loss on this amount. All assets in the general account are subject to our general liabilities from business operations.

Minimum Guaranteed and Current Interest Rates

The guaranteed account is guaranteed to accumulate at a minimum effective annual interest rate of 4%. We may credit the guaranteed account with current rates in excess of the minimum guarantee, but we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Since we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations to and from the guaranteed account will be credited with different current interest rates, based upon the date amounts are allocated into the guaranteed account. We may change the interest rate credited to new deposits at any time. Any interest credited on the amounts in the guaranteed account in excess of the minimum guaranteed rate of 4% per year will be determined in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed rate.

Amounts deducted from the guaranteed account for the monthly deduction, partial cash surrenders, transfers to the subdivisions, or charges are currently, for the purpose of crediting interest, accounted for on a last-in, first-out ("LIFO") method. We reserve the right to change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4% per annum.

Calculation of Guaranteed Account Value

The guaranteed account at any time is equal to net premiums allocated or account value transferred to it, plus interest credited to it, minus amounts deducted, transferred, or surrendered from it.

Transfers from the Guaranteed Account

The amount transferred from the guaranteed account may not exceed 20% of the guaranteed account on the annual date immediately preceding the date of the transfer, unless the balance after the transfer is less than $25, in which case we will transfer the entire amount.

Payment Deferral from the Guaranteed Account

We reserve the right to defer payment of any partial cash surrender, full surrender, or transfer from the guaranteed account for up to six months from the date of receipt of the notice for the partial or full surrender or transfer. However, we will not defer payment of any amounts needed to pay premiums on other policies in force with us.


                       CHARGES AND DEDUCTIONS
---------------------------------------------------------------

Union Central deducts the charges described below to cover costs and expenses, services provided, and risks assumed under the policies. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular policy. For example, the sales charge and sales surrender charge may not fully cover all of the sales and distribution expenses actually incurred by Union Central, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover such expenses.

Premium Expense Charge

A sales charge is deducted from each premium payment. This charge is equal to 4% of premiums paid through policy year 10; and 2% thereafter. It is guaranteed not to increase for the life of the policy. The sales charge is intended to partially reimburse Union Central for some of the expenses incurred in the distribution of the policies. See "Daily Mortality and Expense Risk Charge," page 19, and "Cost of Insurance Charge," shown below.

A 2.50% charge for state and local premium taxes and expenses is also deducted from each premium payment. The state and local premium tax charge reimburses Union Central for premium taxes associated with the policies and related administrative costs. The stated premium tax rates in the jurisdictions in which Union Central does business range from 0.75% to 4.00%, and the jurisdiction in which a policy is issued may impose no premium tax, or a premium tax higher or lower than the charge deducted under the policies.

Monthly Deduction

On each monthly date, Union Central will deduct from the account value the monthly deductions due, commencing as of the policy date. Your policy date is the date used to determine your monthly date. The monthly deduction consists of (1) cost of insurance charges ("cost of insurance charge"), (2) the monthly administrative charge (the "administrative charge"), and (3) any charges for supplemental and/or rider benefits ("supplemental and/or rider benefit charges"), as described below. The monthly deduction is deducted from the subdivisions and from the guaranteed account pro rata on the basis of the portion of account value in each.

Cost of Insurance Charge. This charge compensates Union Central for the expense of providing insurance coverage. The charge depends on a number of variables and therefore will vary from policy to policy and from monthly date to monthly date. For any policy, the cost of insurance on a monthly date is calculated by multiplying the current cost of insurance rate for the insured by the risk amount under the policy for that monthly date.

The risk amount for a monthly date is the difference between the death benefit (see page 23) for a policy (as adjusted to take into account assumed monthly earnings at an annual rate of 4%) and the account value, as calculated on that monthly date less any monthly deduction due on that date (except the cost of insurance).

The current cost of insurance rate for a policy is based on the age at issue, sex and rate class of the insured and on the policy year, and therefore varies from time to time. Different current cost of insurance rates apply to policies with a specified amount under $250,000 than to policies with a specified amount of $250,000 or more and, in general, policies with a specified amount of $250,000 or more may have lower current cost of insurance rates. Union Central currently places insureds in the following rate classes, based on underwriting:
Standard Tobacco (ages 0-75), Standard Nontobacco (ages 20-75), or Preferred (ages 20-70). The Preferred rate class is only available under policies with specified amounts of $100,000 or more. We also may place an insured in a substandard rate class, which involves a higher mortality risk than the standard tobacco or standard nontobacco classes.

Union Central will determine a cost of insurance rate for increases in coverage based on the age of the insured at the time of the increase. The following rules will apply for purposes of determining the risk amount for each rate.

 Union Central places the insured in a rate class when the policy is issued, based on Union Central's underwriting of the application. This original rate class applies to the initial specified amount. When an increase in specified amount is requested, Union Central conducts underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class, then the rate class for the increase will also be applied to the initial specified amount. If the rate class for the increase has higher cost of insurance rates than the original rate class, the rate class for the increase will apply only to the increase in specified amount, and the original rate class will continue to apply to the initial specified amount.

Union Central does not conduct underwriting for an increase in specified amount if the increase is requested by exercising an option to increase the specified amount automatically, without underwriting. See "Supplemental and/or Rider Benefits," page
38. In such case, the insured's rate class for an increase will be the class in effect when the guaranteed option rider was issued.

For purposes of determining the risk amount associated with a specified amount, we will attribute the account value solely to the initial specified amount unless the account value exceeds the initial specified amount. If the account value exceeds the initial specified amount, the excess will be considered attributable to the increases in specified amount in the order of the increases. If there is a decrease in specified amount after an increase, a decrease is applied first to decrease any prior increases in specified amount, starting with the most recent increase and then each prior increase.

Union Central guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the policies. The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.

Union Central's current cost of insurance rates may be less than the guaranteed rates that are set forth in the policy. Current cost of insurance rates will be determined based on Union
Central's expectations as to future mortality, investment earnings, expenses, taxes, and persistency experience. These rates may change from time to time.

Cost of insurance rates (whether guaranteed or current) for an insured in a standard nontobacco class are equal to or lower than guaranteed rates for an insured of the same age and sex in a standard tobacco class. Cost of insurance rates (whether guaranteed or current) for an insured in a standard nontobacco or tobacco class are generally lower than guaranteed rates for an insured of the same age and sex and tobacco status in a substandard class.

   Legal Considerations Relating to Sex-Distinct Premium Payments and Benefits. Mortality tables for the policies generally distinguish between males and females. Thus, premium payments and benefits under policies covering males and females of the same age will generally differ.

   Union Central does, however, also offer policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a policy should consult with their legal advisors to determine whether purchase of a policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, Union Central may offer policies with unisex mortality tables to such prospective purchasers.

Monthly Administrative Charge. Union Central deducts a monthly administrative charge from the account value on each monthly date. The administrative charge is currently equal to $25 per month during the first policy year, and $5 per month thereafter. We reserve the right to increase the administrative charge after the first policy year up to $10 per month. The administrative charge is guaranteed not to increase during the first policy year, and is guaranteed not to exceed $10 per month thereafter.

The monthly administrative charge reimburses Union Central for expenses incurred in the administration of the policies and the separate account. Such expenses include but are not limited to: confirmations, annual reports and account statements, maintenance of policy records, maintenance of separate account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for owner servicing and accounting, valuation, regulatory and updating requirements.

Should the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels.

Supplemental and/or Rider Benefit Charges. See "Supplemental and/or Rider Benefits," page 38.

Daily Mortality and Expense Risk Charge

Union Central deducts a daily charge from assets in the separate account attributable to the policies. This charge does not apply to guaranteed account assets attributable to the policies. During the first ten policy years, the charge is equal on an annual basis to 0.75% of assets. Thereafter, the charge is equal on an annual basis to 0.25% of assets. These rates are guaranteed not to increase for the duration of a policy. Union Central may realize a profit from this charge. Although Union Central does not believe that it is possible to allocate this charge to different risks, Union Central feels that a reasonable estimate is that during the first ten policy years, 0.30% of this charge is allocable to mortality risk, and 0.45% to expense risk; and thereafter, 0.10% of this charge is allocable to mortality risk, and 0.15% to expense risk.

The mortality risk Union Central assumes is that the insureds on the policies may die sooner than anticipated and therefore Union Central will pay an aggregate amount of death benefits greater than anticipated. The expense risk Union Central assumes is that expenses incurred in issuing and administering the policies and the separate account will exceed the amounts realized from the administrative charges assessed against the policies.

Transfer Charge

We currently assess a transfer charge of $10 for each transfer made during a policy year after the first twelve transfers. We reserve the right to decrease or eliminate the number of free transfers; in addition the transfer charge may be increased, but is guaranteed not to exceed $15 per transfer. We will deduct the transfer charge from the remaining account value in the subdivisions or the guaranteed account from which the transfer is being made on a pro rata basis. We do not expect a profit from this charge.

Surrender Charge

If a policy is completely surrendered or lapses, Union Central may deduct a surrender charge from the account value. The surrender charge includes a sales surrender charge and an administrative surrender charge. The maximum surrender charge is set forth in your policy. There is no additional sales surrender charge applicable to increases in specified amount. However, if the policy is completely surrendered following an increase in specified amount, an additional administrative surrender charge may apply, as described below.

Any surrender charge deducted upon lapse is credited back to the policy's account value upon reinstatement. The surrender charge on the date of reinstatement will be the same as it was on the date of lapse. For purposes of determining the surrender charge on any date after reinstatement, the period the policy was lapsed will not count.

Sales Surrender Charge. A sales surrender charge is deducted if the policy is surrendered or lapses during the first fifteen policy years following the policy date. The maximum sales surrender charge is 26% of the premiums paid up to a sales surrender premium shown in the policy. The maximum amount shown in the policy is based on the age at issue, sex, specified amount, death benefit option, and rate class applicable to the insured. Increases in the policy's specified amount will not affect the amount of the sales surrender premium, or the amount of the maximum sales surrender charge. Decreases in the policy's specified amount may reduce the sales surrender premium if the decrease is effective prior to the payment of cumulative premiums in an amount equal to the initial sales surrender premium shown in the policy. We will notify you of any reduction in the sales surrender premium, and the amount of the maximum sales surrender charge, at the time of any decrease in specified amount that causes such reductions.

The greatest sales surrender charge applicable to a portion of account value is paid if you lapse or surrender in policy years one through five. The maximum sales surrender charge in these years equals 26% of actual premiums paid up to the sales surrender premium shown in the policy. After the fifth policy year, the maximum sales surrender charge percentage declines on a monthly basis in level increments until it reaches 0% at the end of the fifteenth policy year, as shown in the table below:

                      END OF             SALES SURRENDER
                    POLICY YEAR         CHARGE PERCENTAGE
                    -----------         -----------------
                       1-5                   26%
                        6                    23.4%
                        7                    20.8%
                        8                    18.2%
                        9                    15.6%
                        10                   13.0%
                        11                   10.4%
                        12                    7.8%
                        13                    5.2%
                        14                    2.6%
                        15                    0%

The purpose of the sales surrender charge is to reimburse Union Central for some of the expenses incurred in the distribution of the policies. The sales surrender charge may be insufficient to recover distribution expenses related to the sale of the policies. See "Daily Mortality and Expense Risk Charge," page 19, and "Cost of Insurance Charge," page 17.

Administrative Surrender Charge. An administrative surrender charge is deducted if the policy is surrendered or lapses during the first fifteen policy years following the policy date or any increase in specified amount (see "Surrender Charge" above).
The administrative surrender charge is equal to an amount per $1000 of specified amount, and depends upon the age of the insured at the time that the specified amount to which it applies was issued, and the policy year in which the charge is imposed. For issue ages 30 to 39, the amount per $1000 is $3.50 during policy years 1 through 5; for issue ages 40 to 49, the amount per $1000 is $4.50 during policy years 1 through 5; for issue ages 50 to 59, the amount per $1000 is $5.50 during policy years 1 through 5; and for issue ages 60 to 69, the amount per $1000 is $6.50 during policy years 1 through 5. The charge declines monthly after the end of the fifth policy year to zero at the end of policy year fifteen. Applicable administrative surrender charge rates, which increase with issue age, are set forth in full in the policy.

If the specified amount is increased, the increase is subject to a new administrative surrender charge. This charge is imposed if the policy is surrendered or lapses within fifteen policy years from the effective date of the increase, and is in addition to any sales surrender charge or administrative surrender charge that may be applicable if the policy is surrendered or lapses within fifteen policy years after the policy date.

The administrative surrender charge partially covers the administrative costs of processing surrenders, lapses, and increases and reductions in specified amount, as well as legal, actuarial, systems, mailing, and other overhead costs connected with Union Central's variable life insurance operations.

Fund Expenses

The value of the net assets of each subaccount reflects the investment advisory fees and other expenses incurred by the corresponding portfolio in which the subaccount invests. See the prospectuses for the portfolios.

Carillon Fund, Inc. Annual Expenses+
                                                             S&P 500
                            Equity     Bond       Capital    Index
                            Portfolio  Portfolio  Portfolio  Portfolio

Management Fees               .56%       .48%       .68%       .30%
Other Expenses                .06%       .12%       .09%       .20%
Total Carillon Fund, Inc.
 Annual Expenses              .62%       .60%       .77%       .50%


Scudder Variable Life Investment Fund Annual Expenses+
                                  Capital
                                  Growth     International  Money
                                  Portfolio  Portfolio      Market
                                  Class A    Class A        Portfolio
Management Fees                     .47%       .83%           .37%
Other Expenses                      .04%       .17%           .09%
Total Scudder Variable Life
Investment Fund Annual Expenses     .51%      1.00%           .46%
American Century Variable Portfolios, Inc. Annual Expenses

                                  VP Capital Appreciation Portfolio
Management Fees                                1.00%
Other Expenses++
Total American Century Variable
Portfolios, Inc. Annual Expenses               1.00%

MFS Variable Insurance Trust Annual Expenses+*
                                                             Emerging
                               Growth With       High Income Growth
                               Income Series(2)  Series(2)  Series
Management Fees                   .75%             .75%        .75%
Other Expenses
(after fee reductions)            .25%             .25%        .12%
Total MFS Variable Insurance
Trust Annual Expenses            1.00%            1.00%        .87%

Templeton Variable Products Series Fund Annual Expenses+
                                         Templeton
                                         International
                                         Fund Class 2
   Management Fees                        .69%
   Rule 12b-1 Fees                        .25%
   Other Expenses                         .19%
   Total Fund Annual Expenses            1.13%

+   Templeton International Fund Class 2 has a distribution plan or "Rule 12b-1 plan" which is described in the Fund's prospectus. Because Class 2 shares were not offered until May 1, 1997, figures (other than "12b-1 Fees") are estimates for 1998 based on the historical expenses of the Fund's Class 1 shares for the fiscal year ended December 31, 1997, except that Management Fees and Total Fund Operating Expenses have also been restated to reflect the management fee schedule approved by shareholders and effective May 1, 1997. Actual Management Fees and Total Fund Operating Expenses during 1997 were lower. See fund prospectus for details. For each other Portfolio figures are based on the actual expenses incurred by the Portfolio for the year ended December 31, 1997. Actual Portfolio expenses may vary.

++   All expenses except brokerage, taxes, interest and fees and expenses of non-interested person directors are paid by the investment adviser.

(1) Each Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected under "Other Expenses."

(2) The Adviser has agreed to bear expenses for these Series, subject to reimbursement by these Series, such that each such Series' "Other Expenses" shall not exceed 0.25% of the average daily net assets of the Series during the current fiscal year. See "Information Concerning Shares of Each Series - Expenses" (in the Series' Prospectus). Otherwise, "Other Expenses" for the Growth With Income Series and the High Income Series would be 0.35% and 0.40%, respectively, and "Total Operating Expenses" would be 1.10% and 1.15%, respectively, for these Series.

Cost of Additional Benefits Provided by Riders

The cost of additional benefits provided by riders is part of the monthly deduction and is charged to the account value on the monthly date.

Income Tax Charge

Union Central does not currently assess any charge for income taxes incurred as a result of the operations of the subaccounts of the separate account. We reserve the right, however, to assess a charge for such taxes against the subaccounts if we determine that such taxes will be incurred.

Special Arrangements

Where permitted by state regulation, Union Central may reduce or waive the sales charge component of the premium expense charge; the monthly administrative charge; and/or the surrender charge, under policies purchased by (i) directors, officers, current or retired employees ("employees"), or agents of Union Central, or affiliates thereof, or their spouses or dependents; (ii) directors, officers, employees, or agents of broker-dealers that have entered into selling agreements with Carillon Investments, Inc. relating to the policies, or their spouses or dependents; or (iii) directors, officers, employees, or affiliates of the portfolios or investment advisers or sub-advisers or distributors thereof, or their spouses or dependents. In addition, in the future, Union Central may reduce or waive the sales charge component of the premium expense charge; and/or the surrender charge if a policy is purchased by the owner of another policy issued by Union Central, and/or through transfer or exchange from a life insurance policy issued by Union Central, each in accordance with rules established by Union Central and applied on a uniform basis. Reductions or waivers of the sales charge component of the premium expense charge, the monthly administrative charge, and the surrender charge reflect the reduced sales and administrative effort associated with policies sold to the owners specified. The home office can provide advice regarding the availability of reduced or waived charges to such owners.

The Policies may be issued to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases policies covering a group of individuals. An example of such an arrangement is a non-qualified deferred compensation plan. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of policies on an individual basis.
The policies may not be available in connection with group or sponsored arrangements in all states.

For policies issued in connection with group or sponsored arrangements, Union Central may reduce or waive one or more of the following charges: the sales charge component of the premium expense charge; the surrender charge; the monthly charge for the cost of insurance; rider charges; monthly administrative charges; daily mortality and expense risk charges; and/or the transfer charge. In addition, the interest rate credited on amounts taken from the subdivisions as a result of a loan may be increased for these policies. Union Central will waive or reduce these charges as described below and according to its rules in effect when the policy application is approved.

To qualify for a waiver or reduction, a group or sponsored arrangement must satisfy certain criteria, for example, size of the group, or number of years in existence. Generally, the sales contacts and effort, administrative costs, and insurance cost and mortality expense risk per policy may vary based on such factors as the size of the group or sponsored arrangement, its stability, the purposes for which the policies are purchased, and certain characteristics of its members (including underwriting-related factors that are determined by Union Central to result in lower anticipated expenses of providing insurance coverage, and/or lower mortality expense risk, under policies sold to members of the group or through the sponsored arrangement). The amount of any reduction and the criteria for qualification will reflect the reduced sales and administrative effort resulting from sales to qualifying group or sponsored arrangements, and/or the reduced anticipated cost of insurance or mortality expense risk under such policies. Union Central may modify from time to time the amount or availability of any charge reduction or waiver, or the criteria for qualification.

Charge reductions or waivers will not be unfairly discriminatory against any person, including the affected owners and all other owners of policies funded by the separate account.


                  HOW YOUR ACCOUNT VALUES VARY
---------------------------------------------------------------

There is no minimum guaranteed account value or cash surrender value. These values will vary with the investment experience of the subaccounts and/or the daily crediting of interest in the guaranteed account, and will depend on the allocation of account value. If the cash surrender value on a monthly date is less than the amount of the monthly deduction to be deducted on that date (see page 17) and the minimum guaranteed period is not then in effect, the policy will be in default and a grace period will begin. See "Minimum Guaranteed Period," page 14, and "Grace Period," page 14.

Determining the Account Value

On the policy date, the account value is equal to the initial net premium credited, less the monthly deduction made as of the policy date. On each valuation date thereafter, the account value is the sum of the variable account, the guaranteed account, and the loan account. The account value will vary to reflect the performance of the subdivisions to which amounts have been allocated, interest credited on amounts allocated to the guaranteed account, interest credited on amounts in the loan account, charges, transfers, partial cash surrenders, loans and loan repayments.

Subaccount Values. When you allocate an amount to a subdivision, either by net premium allocation or transfer, your policy is credited with accumulation units in the subaccount corresponding to that subdivision. The number of accumulation units is determined by dividing the amount allocated to the subdivision by the subaccount's accumulation unit value for the valuation date when the allocation is effected.

The number of accumulation units credited to your policy will increase when net premiums are allocated to the subdivision, amounts are transferred to the subdivision, and loan repayments are credited to the subdivision. The number of accumulation units credited to a policy will decrease when the allocated portion of the monthly deduction is taken from the subdivision, a loan is made, an amount is transferred from the subdivision, or a partial surrender is taken from the subdivision.

Determination of Unit Value. The unit value for each subaccount was arbitrarily set at $10 when the subaccount began operations. Thereafter, the unit value at the end of every valuation date is the unit value at the end of the previous valuation date times the net investment factor, as described below. The variable account for a policy is determined on any day by multiplying the number of units attributable to each subaccount corresponding to subdivisions in which account value is invested by the unit value for that subaccount on that day, and aggregating the resulting subaccount values.

Net Investment Factor. The net investment factor is an index applied to measure the investment performance of a subaccount from one valuation period to the next. Each subaccount has a net investment factor for each valuation period which may be greater or less than one. Therefore, the value of a unit may increase or decrease. The net investment factor for any subaccount for any valuation period is determined by dividing
(1) by (2) and subtracting (3) from the result, where:

(1) is the net result of:

   a. the net asset value per share of the portfolio held in the subaccount, determined at the end of the current valuation period; plus

   b. the per share amount of any dividend or capital gain distributions made by the portfolio to the subaccount, if the "ex-dividend" date occurs during the current valuation period;
plus or minus

   c. a per share charge or credit for any taxes incurred by or reserved for in the subaccount, which is determined by us to have resulted from the operations of the subaccount.

(2)  is the net result of:

   a. the net asset value per share of the portfolio held in the subaccount, determined at the end of the last prior valuation period (adjusted for an "ex-dividend"); plus or minus

   b. the per share charge or credit for any taxes reserved for the immediately preceding valuation period.

(3) is a daily factor representing the mortality and expense risk charge deducted from the subaccount for the policy adjusted for the number of days in the valuation period.

Guaranteed Account. On any valuation date, the guaranteed account of a policy is the total of all net premiums allocated to the guaranteed account, plus any amounts transferred to the guaranteed account, plus interest credited on such net premiums and amounts, less the amount of any transfers, including transfer charges, taken from the guaranteed account, less the amount of any partial cash surrenders taken from the guaranteed account, less any amounts transferred from the guaranteed account in connection with loans, and less the pro-rata portion of the monthly deduction deducted from the guaranteed account.

Loan Account. On any valuation date, if there have been any loans, the loan account is equal to amounts transferred to the loan account from the subaccounts and from the guaranteed account as collateral for loans and for due and unpaid loan interest, amounts transferred from the loan account to the subaccounts and the guaranteed account as policy debt is repaid, and interest credited on the loan account.

Cash Value

The cash value on a valuation date is the account value less the surrender charge that would be applicable on that valuation date.

Cash Surrender Value

The cash surrender value on a valuation date is the cash value reduced by any policy debt. Cash surrender value is used to determine whether a partial cash surrender may be taken, and whether policy debt is excessive (see page 27). It is also the amount that is available upon full surrender of the policy (see page 26).


        DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT
-------------------------------------------------------------

As long as the policy remains in force, Union Central will pay the death benefit proceeds upon receipt at the home office of proof of the insured's death that Union Central deems satisfactory. Union Central may require return of the policy. The death benefit proceeds will be paid in a lump sum generally within seven calendar days of receipt of satisfactory proof (see "When Proceeds Are Paid," page 37) or, if elected, under a payment option (see "Payment Options," page 27). The death benefit will be paid to the beneficiary. See "Selecting and Changing the Beneficiary," page 25.

Amount of Death Benefit Proceeds

The death benefit proceeds are equal to the sum of the death benefit under the death benefit option selected calculated on the date of the insured's death, plus any supplemental and/or rider benefits, minus any policy debt on that date. If the date of death occurred during a grace period, the death benefit proceeds are the death benefit immediately prior to the start of the grace period, minus policy debt and minus any past due monthly deductions. Under certain circumstances, the amount of the death benefit may be further adjusted. See "Limits on Rights to Contest the Policy" and "Misstatement of Age or Sex," page 37.

If part or all of the death benefit is paid in one sum, Union
Central will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the insured's death to the date of payment.

Death Benefit Options

The owner may choose one of two death benefit options, which will be used to determine the death benefit. Under Option A, the death benefit is the greater of the specified amount or the Applicable Percentage of account value on the date of the insured's death. Under Option B, the death benefit is the greater of the specified amount plus the account value on the date of death, or the Applicable Percentage of the account value on the date of the insured's death.

If investment performance is favorable, the amount of the death benefit may increase. However, under Option A, the death benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all. Under Option B, the death benefit will vary directly with account value, which reflects the investment performance of the subaccounts as well as interest credited to the guaranteed account. For an illustration of the impact that investment performance may have on the death benefit, see the illustrations beginning on page 28.

The "Applicable Percentage" is 250% when the insured has attained age 40 or less, and decreases each year thereafter to 100% when the insured has attained age 95. A table showing the Applicable Percentages for Attained Ages 0 to 95 is included in
Appendix A.

Initial Specified Amount and Death Benefit Option

The initial specified amount is set at the time the policy is issued. You may change the specified amount from time to time, as discussed below. You select the death benefit option when you apply for the policy. You also may change the death benefit option, as discussed below.

Changes in Death Benefit Option

You may change the death benefit option on your policy, by notice to us, subject to the following rules. After any change, the specified amount must be at least $50,000. The effective date of the change will be the monthly date next following the day that Union Central receives and accepts notice of the request for change. Union Central may require satisfactory evidence of insurability.

When a change from Option A to Option B is made, the specified amount after the change is effected will be equal to the specified amount before the change less the account value on the effective date of the change. When a change from Option B to Option A is made, unless requested by notice to us, the specified amount after the change will be equal to the specified amount before the change is effected and the death benefit will be reduced by the account value on the effective date of the change.

Changes in Specified Amount

You may request a change in the specified amount, by notice to us, subject to the following rules. If a change in the specified amount would result in total premiums paid exceeding the premium limitations prescribed under current tax law to qualify your policy as a life insurance contract, Union Central will refund promptly to the owner the amount of such excess above the premium limitations.

The minimum amount of any decrease in specified amount is $5,000, and any decrease in specified amount will become effective on the monthly date next following the date that notice requesting the decrease is received and approved by us. Union Central reserves the right to decline a requested decrease in the specified amount if compliance with the guideline premium limitations under current tax law resulting from this decrease would result in immediate termination of the policy, or if to effect the requested decrease, payments to the owner would have to be made from the accumulated value for compliance with the guideline premium limitations, and the amount of such payments would exceed the cash surrender value under the policy.

Decreasing the specified amount of the policy may have the effect of decreasing monthly cost of insurance charges.

Any increase in the specified amount must be at least $5,000 (unless the increase is effected pursuant to a rider providing for automatic increases in specified amount), and an application must be submitted. Any increase that is not guaranteed by rider will require satisfactory evidence of insurability and must meet Union Central's underwriting rules. A change in planned periodic premiums may be advisable. See "Premium Payments Upon Increase in Specified Amount," page 14. The increase in specified amount will become effective on the monthly date next following the date the request for the increase is received and approved, and the account value will be adjusted to the extent necessary to reflect a monthly deduction as of the effective date based on the increase in specified amount.

A new administrative surrender charge period will apply to each portion of the policy resulting from an increase in specified amount, starting with the effective date of the increase. (See
"Surrender Charge," page 19).

Selecting and Changing the Beneficiary

You select one or more beneficiary(ies) in your application.
You may later change the beneficiary(ies) in accordance with the terms of the policy. The primary beneficiary, or, if the primary beneficiary is not living, the contingent beneficiary, is the person entitled to receive the death benefit proceeds under the policy. If the insured dies and there is no surviving beneficiary, the owner or the estate of the owner will be the beneficiary. If a beneficiary is designated as irrevocable, then the beneficiary's consent must be obtained to change the beneficiary.


                           CASH BENEFITS
---------------------------------------------------------------

Loans

After the first policy year and while the insured is living, and provided the policy is not in the grace period, you may borrow against your policy at any time by submitting notice to the home office. (In certain states, loans may also be available during the first policy year.) The minimum amount of any loan request is $500 (subject to state regulation). The maximum loan amount is equal to the sum of 90% of the variable account, plus 100% of the guaranteed account, less any surrender charges that would be applicable on the effective date of the loan, less loan interest to the annual date. Outstanding loans reduce the amount available for new loans. Loans will be processed as of the date your notice is received and approved. Loan proceeds generally will be sent to you within seven calendar days. See "When Proceeds Are Paid," page 37, and "Transfers from the Guaranteed Account," page 17.

Interest. Each year Union Central will set the annual loan interest rate. The rate will never be more than the maximum permitted by law, and will not be changed more frequently than once per year. The rate for a policy year may not exceed the greater of (i) the Published Monthly Average for the calendar month ending two months before the annual date at the beginning of the policy year; or (ii) the guaranteed minimum interest rate applicable to the guaranteed account, plus 1.0%. The Published Monthly Average means Moody's Corporate Bond Yield Average - Monthly Average Corporates, as published by Moody's Investor Service, Inc., or any successor to that service; or if the average is no longer published, a substantially similar average, established by regulation issued by the insurance supervisory official of the state in which the policy is delivered.

If the maximum annual loan interest rate for a policy year is at least 0.5% higher than the rate set for the previous policy year, we may increase the rate to no more than that limit. If the maximum limit for a policy year is at least 0.5% lower than the rate set for the previous policy year, we will reduce the rate to at least that limit.

Union Central will notify owners of the initial rate of interest when a loan is made. We will notify the owner at least thirty days in advance of any increase in the annual loan interest rate applicable to any outstanding loan.

Interest is due and payable at the end of each policy year while a loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the outstanding loan.

Policy Debt. Outstanding loans (including unpaid interest added to the loan) plus accrued interest not yet due equals the policy debt.

Loan Collateral. When a policy loan is made, an amount sufficient to secure the loan is transferred out of the variable account and the guaranteed account and into the policy's loan account. Thus, a loan will have no immediate effect on the account value, but other policy values, such as the cash surrender value and the death benefit proceeds, will be reduced immediately by the amount transferred to the loan account. This transfer is made against the account value in each subdivision and the guaranteed account in proportion to the account value in each on the effective date of the loan, unless the owner specifies that transfers be made from specific subdivisions. An amount of account value equal to any due and unpaid loan interest which exceeds interest credited to the loan account will also be transferred to the loan account on each annual date. Such interest will be transferred from each subdivision and the guaranteed account in the same proportion that account value in each subdivision and the guaranteed account bears to the total unloaned account value.

The loan account will be credited with interest at an effective annual rate of not less than the annual loan interest rate, less 1.5% during the first ten policy years, and 0.50% thereafter. Thus, the maximum net cost of a loan per year is 1.5% during the first ten policy years, and 0.50% thereafter (the net cost of a loan is the difference between the rate of interest charged on policy loans and the amount credited on the equivalent amount held in the loan account). Union Central will determine the rate of interest to be credited to the loan account in its sole discretion, and the rate may change from time to time.

Loan Repayment; Effect if Not Repaid. You may repay all or part of your policy debt at any time while the insured is living and the policy is in force. Loan repayments must be sent to the home office and will be credited as of the date received. The owner may give us notice that a specific unscheduled premium made while a loan is outstanding is to be applied as a loan repayment. (Loan repayments, unlike unscheduled premiums, are not subject to premium expense charges.) We will apply any planned periodic premiums, and any unscheduled premiums without notice, as premium payments. When a loan repayment is made, account value in the loan account in an amount equivalent to the repayment is transferred from the loan account to the subdivisions and the guaranteed account. Thus, a loan repayment will have no immediate effect on the account value, but other policy values, such as the cash surrender value, will be increased immediately by the amount of the loan repayment. Amounts will be transferred to the subdivisions and the guaranteed account in accordance with the owner's current net premium allocation instructions.

If the death benefit becomes payable while a loan is outstanding, the policy debt will be deducted in calculating the death benefit proceeds.

If on a monthly date the cash value less any policy debt (the cash surrender value) is less than the amount of the monthly deduction due for the following policy month, the policy will be in default. You, and any assignee of record, will be sent notice of the default. You will have a 61-day grace period to submit a sufficient payment to avoid termination of coverage under the policy. The notice will specify the amount that must be repaid to prevent termination.

Effect of Policy Loan. A loan, whether or not repaid, will have a permanent effect on the death benefit and policy values because the investment results of the subaccounts of the separate account and current interest rates credited on account value in the guaranteed account will apply only to the non-loaned portion of the account value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts or credited interest rates for the guaranteed account while the loan is outstanding, the effect could be favorable or unfavorable.
Loans may increase the potential for lapse if investment results of the subaccounts are less than anticipated. Also, loans could, particularly if not repaid, make it more likely than otherwise for a policy to terminate. See "Tax Considerations," page 39, for a discussion of the tax treatment of policy loans, and the adverse tax consequences if a policy lapses with loans outstanding. In addition, if your policy is a modified endowment contract, loans may be currently taxable and subject to a 10% penalty tax.

Surrendering the Policy for Cash Surrender Value

You may surrender your policy at any time for its cash surrender value by submitting notice to the home office. Union Central may require return of the policy. A surrender charge may apply. See "Surrender Charges," page 19. A surrender request will be processed as of the date your notice and all required documents are received. Payment will generally be made within seven calendar days. See "When Proceeds are Paid," page 37, and "Transfers from the Guaranteed Account," page 17. The cash surrender value may be taken in one lump sum or it may be applied to a payment option acceptable to you and to us. See "Payment Options," shown below. Your policy will terminate and cease to be in force if it is surrendered. It cannot later be reinstated. A surrender may result in adverse tax consequences, and if your policy is a modified endowment contract, may also trigger a 10% penalty tax. See "Tax Considerations," page 39.

Partial Cash Surrenders

You may make partial cash surrenders under your policy at any time subject to the conditions below. You must submit notice to the home office. Each partial cash surrender must be at least $500. The partial surrender amount may not exceed the cash surrender value. There is no fee or charge imposed on a partial cash surrender. As of the date Union Central receives notice of a partial cash surrender request, the cash value will be reduced by the partial cash surrender amount.

Unless the owner requests that a partial cash surrender be deducted from specified subdivisions, the partial cash surrender amount will be deducted from your account value in the subdivisions and in the guaranteed account pro-rata in proportion to the account value in each.

If death benefit Option A is in effect, Union Central will reduce the specified amount by the partial cash surrender amount. Union Central may reject a partial cash surrender request if the partial cash surrender would reduce the specified amount below $50,000, or if the partial cash surrender would cause the policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Union Central.

Partial cash surrender requests will be processed as of the date notice is received by us, and generally will be paid within seven calendar days. See "When Proceeds Are Paid," page 37, and
"Transfers from the Guaranteed Account," page 17.

A partial cash surrender may result in adverse tax consequences, and if your policy is a modified endowment contract, may also trigger a 10% penalty tax. See "Tax Considerations," page 39.

Maturity Benefit

The maturity date is the insured's age 100. If the policy is still in force on the maturity date, the maturity benefit will be paid to you. The maturity benefit is equal to the cash surrender value on the maturity date.

Payment Options

Surrender proceeds and death benefit proceeds under the policy are generally payable in a lump sum. We may offer alternative payment options. Owners or beneficiaries should contact Union Central or their Union Central agent for information regarding payment options that may be available at the time of payment.

    ILLUSTRATIONS OF ACCOUNT VALUES, CASH SURRENDER VALUES,
       DEATH BENEFITS AND ACCUMULATED PREMIUM PAYMENTS
--------------------------------------------------------------

The following tables have been prepared to illustrate hypothetically how certain values under a policy may change with investment performance over an extended period of time. The tables illustrate how account values, cash surrender values and death benefits under a policy covering an insured of a given age on the issue date, would vary over time if periodic planned premiums were paid annually and the return on the assets in the each of the portfolios were an assumed uniform gross annual rate of 0%, 6% and 12%. The values would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The tables also show planned periodic premiums accumulated at 5% interest compounded annually. The hypothetical investment rates of return are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return for a particular policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors, including the investment allocations made by an owner and prevailing rates. These illustrations assume that net premiums are allocated equally among the subdivisions available under the policy, and that no amounts are allocated to the guaranteed account.

The illustrations reflect the fact that the net investment return on the assets held in the subaccounts is lower than the gross after tax return of the selected portfolios. The tables assume an average annual expense ratio of 0.788% of the average daily net assets of the portfolios available under the policies. This average annual expense ratio is based on (i) the expense ratios of each of the portfolios, except the Templeton International Fund Class 2, for the last fiscal year, adjusted, as appropriate, for any material changes in expenses effective for the current fiscal year of a portfolio; and (ii) for the Templeton International Fund Class 2, which commenced operations on May 1, 1997, the Rule 12b-1 fees applicable to the Class 2 shares and the historical expenses of the Templeton International Fund Class 1 shares for the period ended December 31, 1997, except that Management Fees and Total Fund Operating Expenses have also been restated to reflect the management fee schedule approved by shareholders and effective May 1, 1997. For information on the portfolios' expenses, see the prospectuses for the portfolios accompanying this Prospectus.

In addition, the illustrations reflect the daily charge to the separate account for assuming mortality and expense risks, which is equal on an annual basis to 0.75% during the first ten policy years, and 0.25% thereafter. After deduction of portfolio expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates of -1.526%, 4.382% and 10.291%, respectively, during the first ten policy years, and -1.033%, 4.905%, and 10.843%, respectively, thereafter.

The illustrations also reflect the deduction of the applicable premium expense charge, and the monthly deduction, including the monthly cost of insurance charge for the hypothetical insured. Union Central's current cost of insurance charges, and the higher guaranteed maximum cost of insurance charges that Union Central has the contractual right to charge, are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for federal or state income taxes are currently made against the separate account and assume no policy debt or charges for supplemental and/or rider benefits.

The illustrations are based on Union Central's sex distinct preferred rates. Upon request, owner(s) will be furnished with a comparable illustration based upon the proposed insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables.


               THE UNION CENTRAL LIFE INSURANCE COMPANY

                  VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 40         EXCEL CHOICE         $400,000 SPECIFIED AMOUNT
PREFERRED                                        DEATH BENEFIT OPTION A
VARIABLE INVESTMENT
               $5,000 ANNUAL PREMIUM USING CURRENT CHARGES

                                                                 CASH
                DEATH BENEFIT          ACCOUNT VALUE         SURRENDER VALUE
             --------------------   --------------------  --------------------
    PREMIUMS Assuming Hypothetical  Assuming Hypothetical Assuming Hypothetical
    ACCUM.       Gross Annual           Gross Annual          Gross Annual
     AT 5%   Investment Return of   Investment Return of  Investment Return of
END INTEREST --------------------   --------------------  --------------------
OF   PER     0%     6%      12%     0%      6%     12%    0%      6%     12%
YEAR YEAR   Gross   Gross   Gross   Gross  Gross  Gross   Gross  Gross  Gross
---- ----   -----   -----   -----   -----  -----  -----   -----  -----  -----

 1  5250    400000  400000  400000  3487   3727   3968    387    627    868
 2  10762   400000  400000  400000  7109   7813   8548    3939   4644   5378
 3  16551   400000  400000  400000  10628  12031  13551   7459   8861   10381
 4  22628   400000  400000  400000  14038  16378  19014   10868  13208  15844
 5  29010   400000  400000  400000  17342  20864  24990   14172  17694  21821

 6  35710   400000  400000  400000  20543  25495  31535   17690  22643  28682
 7  42746   400000  400000  400000  23649  30288  38718   21113  27752  36182
 8  50133   400000  400000  400000  26661  35249  46607   24442  33031  44388
 9  57889   400000  400000  400000  29580  40388  55279   27678  38486  53377
10  66034   400000  400000  400000  32400  45706  64813   30815  44121  63229

11  74586   400000  400000  400000  35404  51580  75798   34136  50312  74530
12  83565   400000  400000  400000  38311  57691  87949   37360  56740  86998
13  92993   400000  400000  400000  41113  64042  101391  40479  63408  100757
14  102893  400000  400000  400000  43804  70643  116272  43487  70326  115955
15  113287  400000  400000  400000  46373  77497  132751  46373  77497  132751

20  173596  400000  400000  400000  58558  117410 247780  58558  117410 247780
25  250567  400000  400000  539510  66375  165801 442221  66375  165801 442221
30  348804  400000  400000  887494  68141  225416 765081  68141  225416 765081


(1) Assumes that no policy loans have been made.

(2) Current values reflect applicable Premium Expense Charges, current cost of insurance rates, a monthly administrative charge of $25.00 per month in year 1 and $5.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -1.526%, 4.382%, and 10.291% respectively, during the first ten policy years, and -1.033%, 4.905%, and 10.843%.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND
SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE
MORE OR LESS THAN THOSE SHOWN SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   THE UNION CENTRAL LIFE INSURANCE COMPANY

                       VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 40            EXCEL CHOICE         $400,000 SPECIFIED AMOUNT
PREFERRED                                             DEATH BENEFIT OPTION A
VARIABLE INVESTMENT
                 $5,000 ANNUAL PREMIUM USING GUARANTEED CHARGES

                DEATH BENEFIT          ACCOUNT VALUE         SURRENDER VALUE
             --------------------   --------------------  --------------------
    PREMIUMS Assuming Hypothetical  Assuming Hypothetical Assuming Hypothetical
    ACCUM.       Gross Annual           Gross Annual          Gross Annual
     AT 5%   Investment Return of   Investment Return of  Investment Return of
END INTEREST --------------------   --------------------  --------------------
OF   PER     0%     6%      12%     0%      6%     12%    0%      6%     12%
YEAR YEAR   Gross   Gross   Gross   Gross  Gross  Gross   Gross  Gross  Gross
---- ----   -----   -----   -----   -----  -----  -----   -----  -----  -----

 1  5250    400000  400000  400000  3409   3647   3886    309    547    786
 2  10762   400000  400000  400000  6882   7575   8297    3713   4405   5128
 3  16551   400000  400000  400000  10242  11614  13101   7072   8444   9931
 4  22628   400000  400000  400000  13478  15758  18329   10308  12588  15159
 5  29010   400000  400000  400000  16595  20015  24027   13425  16845  20858

 6  35710   400000  400000  400000  19579  24375  30234   16726  21522  27381
 7  42746   400000  400000  400000  22426  28839  36998   19890  26304  34462
 8  50133   400000  400000  400000  25133  33407  44376   22914  31188  42157
 9  57889   400000  400000  400000  27694  38078  52430   25792  36177  50528
10  66034   400000  400000  400000  30098  42847  61224   28513  41262  59639

11  74586   400000  400000  400000  32608  48062  71309   31340  46794  70041
12  83565   400000  400000  400000  34945  53404  82393   33994  52453  81442
13  92993   400000  400000  400000  37086  58858  94577   36452  58224  93943
14  102893  400000  400000  400000  39013  64416  107982  38696  64099  107665
15  113287  400000  400000  400000  40696  70059  122739  40696  70059  122739

20  173596  400000  400000  400000  44662  99184  223299  44662  99184  223299
25  250567  400000  400000  481296  37768  128093 394505  37768  128093 394505
30  348804  400000  400000  784967  10697  151961 676696  10697  151961 676696

(1) Assumes that no policy loans have been made.

(2) Guaranteed values reflect applicable Premium Expense
Charges, guaranteed cost of insurance rates, a monthly administrative charge of $25.00 per month in year 1 and $10.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -1.526%, 4.382%, and 10.291% respectively, during the first ten policy years, and -1.033%, 4.905%, and 10.843%.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND
SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE
MORE OR LESS THAN THOSE SHOWN SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  THE UNION CENTRAL LIFE INSURANCE COMPANY

                      VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 40          EXCEL CHOICE          $400,000 SPECIFIED AMOUNT
PREFERRED                                            DEATH BENEFIT OPTION B
VARIABLE INVESTMENT
                  $5,000 ANNUAL PREMIUM USING CURRENT CHARGES
                                                                 CASH
                DEATH BENEFIT          ACCOUNT VALUE         SURRENDER VALUE
             --------------------   --------------------  --------------------
    PREMIUMS Assuming Hypothetical  Assuming Hypothetical Assuming Hypothetical
    ACCUM.       Gross Annual           Gross Annual          Gross Annual
     AT 5%   Investment Return of   Investment Return of  Investment Return of
END INTEREST --------------------   --------------------  --------------------
OF   PER     0%     6%      12%     0%      6%     12%    0%      6%     12%
YEAR YEAR   Gross   Gross   Gross   Gross  Gross  Gross   Gross  Gross  Gross
---- ----   -----   -----   -----   -----  -----  -----   -----  -----  -----

 1  5250    403478  403718  403959  3478   3718   3959    378    618    859
 2  10762   407083  407785  408517  7083   7785   8517    3914   4616   5347
 3  16551   410577  411972  413483  10577  11972  13483   7407   8802   10314
 4  22628   413950  416273  418890  13950  16273  18890   10780  13103  15720
 5  29010   417207  420696  424784  17207  20696  24784   14037  17526  21614

 6  35710   420349  425245  431215  20349  25245  31215   17496  22393  28362
 7  42746   423385  429934  438246  23385  29934  38246   20849  27398  35710
 8  50133   426314  434766  445937  26314  34766  45937   24095  32547  43718
 9  57889   429137  439746  454354  29137  39746  54354   27236  37844  52452
10  66034   431849  444874  463564  31849  44874  63564   30264  43289  61979

11  74586   434725  450515  474132  34725  50515  74132   33457  49247  72864
12  83565   437488  456347  485757  37488  56347  85757   36537  55396  84806
13  92993   440125  462364  498540  40125  62364  98540   39491  61730  97906
14  102893  442630  468569  512597  42630  68569  112597  42313  68252  112280
15  113287  444988  474953  528051  44988  74953  128051  44988  74953  128051

20  173596  455894  511400  633963  55894  111400 233963  55894  111400 233963
25  250567  461474  552191  804822  61474  152191 404822  61474  152191 404822
30  348804  459694  595884  1081414 59694  195884 681414  59694  195884 681414

(1) Assumes that no policy loans have been made.

(2) Current values reflect applicable Premium Expense Charges, current cost of insurance rates, a monthly administrative charge of $25.00 per month in year 1 and $5.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -1.526%, 4.382%, and 10.291% respectively, during the first ten policy years, and -1.033%, 4.905%, and 10.843%.



THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    THE UNION CENTRAL LIFE INSURANCE COMPANY

                       VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 40            EXCEL CHOICE          $400,000 SPECIFIED AMOUNT
PREFERRED                                              DEATH BENEFIT OPTION B
VARIABLE INVESTMENT
                 $5,000 ANNUAL PREMIUM USING GUARANTEED CHARGES

                                                                  CASH
                DEATH BENEFIT          ACCOUNT VALUE         SURRENDER VALUE
             --------------------   --------------------  --------------------
    PREMIUMS Assuming Hypothetical  Assuming Hypothetical Assuming Hypothetical
    ACCUM.       Gross Annual           Gross Annual          Gross Annual
     AT 5%   Investment Return of   Investment Return of  Investment Return of
END INTEREST --------------------   --------------------  --------------------
OF   PER     0%     6%      12%     0%      6%     12%    0%      6%     12%
YEAR YEAR   Gross   Gross   Gross   Gross  Gross  Gross   Gross  Gross  Gross
---- ----   -----   -----   -----   -----  -----  -----   -----  -----  -----

 1  5250    403400  403637  403876  3400   3637   3876    300    537    776
 2  10762   406855  407545  408264  6855   7545   8264    3685   4375   5094
 3  16551   410186  411550  413028  10186  11550  13028   7016   8380   9858
 4  22628   413383  415644  418194  13383  15644  18194   10213  12475  15024
 5  29010   416448  419832  423803  16448  19832  23803   13278  16663  20633

 6  35710   419367  424102  429883  19367  24102  29883   16514  21249  27031
 7  42746   422134  428448  436476  22134  28448  36476   19599  25912  33940
 8  50133   424745  432866  443625  24745  32866  43625   22526  30647  41406
 9  57889   427192  437350  451379  27192  37350  51379   25290  35448  49477
10  66034   429463  441888  459783  29463  41888  59783   27879  40303  58198

11  74586   431815  446816  469357  31815  46816  69357   30547  45548  68089
12  83565   433967  451805  479783  33967  51805  79783   33016  50854  78832
13  92993   435894  456829  491124  35894  56829  91124   35260  56195  90490
14  102893  437574  461865  503454  37574  61865  103454  37257  61548  103137
15  113287  438973  466877  516841  38973  66877  116841  38973  66877  116841

20  173596  440875  490445  602936  40875  90445  202936  40875  90445  202936
25  250567  430747  506714  731364  30747  106714 331364  30747  106714 331364
30  348804  400438  503624  919092  438    103624 519092  438    103624 519092

(1) Assumes that no policy loans have been made.

(2) Guaranteed values reflect applicable Premium Expense
Charges, guaranteed cost of insurance rates, a monthly administrative charge of $25.00 per month in year 1 and $10.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -1.526%, 4.382%, and 10.291% respectively, during the first ten policy years, and -1.033%, 4.905%, and 10.843%.



THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND
SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE
MORE OR LESS THAN THOSE SHOWN SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     THE UNION CENTRAL LIFE INSURANCE COMPANY

                         VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 50             EXCEL CHOICE         $250,000 SPECIFIED AMOUNT
PREFERRED                                              DEATH BENEFIT OPTION A
VARIABLE INVESTMENT
                     $5,300 ANNUAL PREMIUM USING CURRENT CHARGES

                                                                 CASH
                DEATH BENEFIT          ACCOUNT VALUE         SURRENDER VALUE
             --------------------   --------------------  --------------------
    PREMIUMS Assuming Hypothetical  Assuming Hypothetical Assuming Hypothetical
    ACCUM.       Gross Annual           Gross Annual          Gross Annual
     AT 5%   Investment Return of   Investment Return of  Investment Return of
END INTEREST --------------------   --------------------  --------------------
OF   PER     0%     6%      12%     0%      6%     12%    0%      6%     12%
YEAR YEAR   Gross   Gross   Gross   Gross  Gross  Gross   Gross  Gross  Gross
---- ----   -----   -----   -----   -----  -----  -----   -----  -----  -----

 1  5565    250000  250000  250000  3620   3872   4126    867    1119   1373
 2  11408   250000  250000  250000  7370   8108   8877    4544   5282   6052
 3  17544   250000  250000  250000  11001  12468  14058   8175   9642   11233
 4  23986   250000  250000  250000  14513  16958  19715   11687  14133  16889
 5  30750   250000  250000  250000  17901  21579  25894   15075  18753  23068

 6  37853   250000  250000  250000  21162  26335  32651   18619  23792  30108
 7  45310   250000  250000  250000  24307  31241  40060   22046  28980  37800
 8  53141   250000  250000  250000  27350  36321  48211   25372  34343  46233
 9  61363   250000  250000  250000  30302  41595  57198   28606  39900  55502
10  69996   250000  250000  250000  33168  47080  67121   31756  45667  65709

11  79061   250000  250000  250000  36244  53171  78607   35114  52041  77477
12  88579   250000  250000  250000  39252  59553  91384   38405  58705  90536
13  98573   250000  250000  250000  42187  66239  105604  41622  65674  105039
14  109066  250000  250000  250000  45044  73245  121440  44762  72963  121157
15  120085  250000  250000  250000  47824  80593  139094  47824  80593  139094

20  184012  250000  250000  304752  59262  122283 262717  59262  122283 262717
25  265601  250000  250000  503059  65816  175234 470148  65816  175234 470148
30  369732  250000  257391  856121  59437  245135 815353  59437  245135 815353


(1) Assumes that no policy loans have been made.

(2) Current values reflect applicable Premium Expense Charges, current cost of insurance rates, a monthly administrative charge of $25.00 per month in year 1 and $5.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -1.526%, 4.382%, and 10.291% respectively, during the first ten policy years, and -1.033%, 4.905%, and 10.843%.



THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND
SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE
MORE OR LESS THAN THOSE SHOWN SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   THE UNION CENTRAL LIFE INSURANCE COMPANY


                        VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 50             EXCEL CHOICE        $250,000 SPECIFIED AMOUNT
PREFERRED                                             DEATH BENEFIT OPTION A
VARIABLE INVESTMENT
                 $5,300 ANNUAL PREMIUM USING GUARANTEED CHARGES

                                                                  CASH
                DEATH BENEFIT          ACCOUNT VALUE         SURRENDER VALUE
             --------------------   --------------------  --------------------
    PREMIUMS Assuming Hypothetical  Assuming Hypothetical Assuming Hypothetical
    ACCUM.       Gross Annual           Gross Annual          Gross Annual
     AT 5%   Investment Return of   Investment Return of  Investment Return of
END INTEREST --------------------   --------------------  --------------------
OF   PER     0%     6%      12%     0%      6%     12%    0%      6%     12%
YEAR YEAR   Gross   Gross   Gross   Gross  Gross  Gross   Gross  Gross  Gross
---- ----   -----   -----   -----   -----  -----  -----   -----  -----  -----

 1  5565    250000  250000  250000  3387   3632   3879    634    879    1126
 2  11408   250000  250000  250000  6811   7518   8255    3985   4692   5429
 3  17544   250000  250000  250000  10080  11471  12980   7254   8645   10154
 4  23986   250000  250000  250000  13184  15484  18082   10358  12658  15256
 5  30750   250000  250000  250000  16107  19544  23586   13281  16718  20760

 6  37853   250000  250000  250000  18839  23642  29529   16295  21098  26986
 7  45310   250000  250000  250000  21366  27768  35950   19105  25507  33689
 8  53141   250000  250000  250000  23682  31919  42903   21704  29941  40925
 9  61363   250000  250000  250000  25778  36088  50446   24082  34393  48750
10  69996   250000  250000  250000  27631  40258  58636   26218  38846  57223

11  79061   250000  250000  250000  29479  44756  68008   28349  43626  66878
12  88579   250000  250000  250000  31048  49264  78286   30200  48416  77439
13  98573   250000  250000  250000  32300  53757  89579   31735  53192  89014
14  109066  250000  250000  250000  33191  58206  102016  32908  57924  101734
15  120085  250000  250000  250000  33673  62581  115755  33673  62581  115755

20  184012  250000  250000  250000  28310  82482  212811  28310  82482  212811
25  265601  250000  250000  408431  1169   94607  381711  1169   94607  381711
30  369732  0       250000  694420  0      84385  661353  0      84385  661353


(1) Assumes that no policy loans have been made.

(2) Guaranteed values reflect applicable Premium Expense
Charges, guaranteed cost of insurance rates, a monthly administrative charge of $25.00 per month in year 1 and $10.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -1.526%, 4.382%, and 10.291% respectively, during the first ten policy years, and -1.033%, 4.905%, and 10.843%.



THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND
SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE
MORE OR LESS THAN THOSE SHOWN SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   THE UNION CENTRAL LIFE INSURANCE COMPANY

                       VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 50            EXCEL CHOICE           $250,000 SPECIFIED AMOUNT
PREFERRED                                              DEATH BENEFIT OPTION B
VARIABLE INVESTMENT
                  $5,300 ANNUAL PREMIUM USING CURRENT CHARGES


                                                                  CASH
                DEATH BENEFIT          ACCOUNT VALUE         SURRENDER VALUE
             --------------------   --------------------  --------------------
    PREMIUMS Assuming Hypothetical  Assuming Hypothetical Assuming Hypothetical
    ACCUM.       Gross Annual           Gross Annual          Gross Annual
     AT 5%   Investment Return of   Investment Return of  Investment Return of
END INTEREST --------------------   --------------------  --------------------
OF   PER     0%     6%      12%     0%      6%     12%    0%      6%     12%
YEAR YEAR   Gross   Gross   Gross   Gross  Gross  Gross   Gross  Gross  Gross
---- ----   -----   -----   -----   -----  -----  -----   -----  -----  -----

 1  5565    253603  253854  254107  3603   3854   4107    850    1101   1354
 2  11408   257320  258052  258816  7320   8052   8816    4494   5227   5991
 3  17544   260899  262351  263924  10899  12351  13924   8073   9525   11098
 4  23986   264338  266749  269467  14338  16749  19467   11512  13923  16641
 5  30750   267630  271243  275480  17630  21243  25480   14804  18417  22654

 6  37853   270771  275830  282004  20771  25830  32004   18228  23287  29461
 7  45310   273770  280520  289099  23770  30520  39099   21509  28259  36839
 8  53141   276641  285331  296838  26641  35331  46838   24663  33353  44860
 9  61363   279395  290278  305295  29395  40278  55295   27699  38582  53599
10  69996   282038  295371  314550  32038  45371  64550   30625  43958  63137

11  79061   284857  300987  328182  34857  50987  75182   33726  49856  74051
12  88579   287577  306808  336894  37577  56808  86894   36730  55960  86046
13  98573   290192  312834  349794  40192  62834  99794   39627  62268  99229
14  109066  292693  319066  364001  42693  69066  114001  42411  68783  113718
15  120085  295081  325514  379655  45081  75514  129655  45081  75514  129655

20  184012  303593  359405  483588  53593  109405 233588  53593  109405 233588
25  265601  305156  395000  648977  55156  145000 398977  55156  145000 398977
30  369732  289433  420561  903379  39433  170561 653379  39433  170561 653379

(1) Assumes that no policy loans have been made.

(2) Current values reflect applicable Premium Expense Charges, current cost of insurance rates, a monthly administrative charge of $25.00 per month in year 1 and $5.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -1.526%, 4.382%, and 10.291% respectively, during the first ten policy years, and -1.033%, 4.905%, and 10.843%.



THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND
SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE
MORE OR LESS THAN THOSE SHOWN SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   THE UNION CENTRAL LIFE INSURANCE COMPANY

                      VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 50            EXCEL CHOICE         $250,000 SPECIFIED AMOUNT
PREFERRED                                            DEATH BENEFIT OPTION B
VARIABLE INVESTMENT
                 $5,300 ANNUAL PREMIUM USING GUARANTEED CHARGES

                                                                 CASH
                DEATH BENEFIT          ACCOUNT VALUE         SURRENDER VALUE
             --------------------   --------------------  --------------------
    PREMIUMS Assuming Hypothetical  Assuming Hypothetical Assuming Hypothetical
    ACCUM.       Gross Annual           Gross Annual          Gross Annual
     AT 5%   Investment Return of   Investment Return of  Investment Return of
END INTEREST --------------------   --------------------  --------------------
OF   PER     0%     6%      12%     0%      6%     12%    0%      6%     12%
YEAR YEAR   Gross   Gross   Gross   Gross  Gross  Gross   Gross  Gross  Gross
---- ----   -----   -----   -----   -----  -----  -----   -----  -----  -----

 1  5565    253366  253610  253855  3366   3610   3855    613    857    1102
 2  11408   256751  257451  258181  6751   7451   8181    3925   4625   5356
 3  17544   259957  261329  262818  9957   11329  12818   7131   8503   9992
 4  23986   262972  265230  267781  12972  15230  17781   10146  12404  14955
 5  30750   265778  269134  273080  15778  19134  23080   12952  16308  20255

 6  37853   268359  273021  278732  18359  23021  28732   15815  20478  26189
 7  45310   270699  276870  284751  20699  26870  34751   18438  24610  32490
 8  53141   272789  280668  291162  22789  30668  41162   20811  28689  39184
 9  61363   274616  284392  297986  24616  34392  47986   22920  32696  46290
10  69996   276152  288009  305234  26152  38009  55234   24739  36596  53821

11  79061   277623  291811  313358  27623  41811  63358   26493  40680  62228
12  88579   278753  295462  322017  28753  45462  72017   27905  44615  71169
13  98573   279499  298910  331220  29499  48910  81220   28934  48345  80655
14  109066  279813  302088  340970  29813  52088  90970   29531  51806  90688
15  120085  279643  304926  351267  29643  54926  101267  29643  54926  101267

20  184012  270028  311570  411272  20028  61570  161272  20028  61570  161272
25  265601  0       295173  483316  0      45173  233316  0      45173  233316
30  369732  0       0       555397  0      0      305397  0      0      305397


(1) Assumes that no policy loans have been made.

(2) Guaranteed values reflect applicable Premium Expense
Charges, guaranteed cost of insurance rates, a monthly administrative charge of $25.00 per month in year 1 and $10.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -1.526%, 4.382%, and 10.291% espectively, during the first ten policy years, and -1.033%, 4.905%, and 10.843%.



THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND
SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE
MORE OR LESS THAN THOSE SHOWN SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

              OTHER POLICY BENEFITS AND PROVISIONS
--------------------------------------------------------------

Limits on Rights to Contest the Policy

Incontestability. Subject to state regulation, Union Central will not contest the policy, or any supplemental and/or rider benefits (except accidental death and/or disability benefits), after the policy or rider has been in force during the insured's lifetime for two years from the issue date or the effective date of the rider, unless fraud is involved. Any increase in the specified amount will be incontestable with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the insured for two years after the effective date of the increase.

Suicide Exclusion. Subject to state regulation, if the insured dies by suicide within two years after the issue date, we will not pay a death benefit. The policy will be terminated, and we will return the premium payments made before death, less any policy debt and any partial cash surrenders. If the insured dies by suicide within two years after an increase in specified amount that is subject to evidence of insurability, we will not pay any death benefit attributable to the increase. In such case, prior to calculating the death benefit, Union Central will restore to the cash value the sum of the monthly cost of insurance charges made for that increase.

Changes in the Policy or Benefits

Misstatement of Age or Sex. If the insured's age or sex has been misstated in the application for the policy or in any application for supplemental and/or rider benefits:

 if the misstatement becomes known after the death of the insured, then the death benefit under the policy or such supplemental and/or rider benefits will be adjusted to the correct amount (reflecting the correct age or sex) for the monthly deduction made for the month in which death occurred;

 if the misstatement becomes known during the lifetime of the insured, policy values will be adjusted to those based on the correct monthly deductions (reflecting the correct age or sex) since the policy date. If the policy's values are insufficient to cover the monthly deduction on the prior monthly date, the grace period will be deemed to have begun on such date, and notification will be sent to the owner at least 61 days prior to the end of the grace period.

Other Changes. At any time Union Central may make such changes in the policy as are necessary to assure compliance at all times with the definition of life insurance prescribed by the Internal Revenue Code or to make the policy conform with any law or regulation issued by any government agency to which it is subject.

When Proceeds Are Paid

Union Central will ordinarily pay any death benefit proceeds, loan proceeds, partial cash surrender proceeds, or full surrender proceeds within seven calendar days after receipt at the home office of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the date of receipt of required documents. However, Union Central may delay making a payment or processing a transfer request if
(1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading on the New York Stock Exchange is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of separate account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Union Central's policy owners. See also "Payment Deferral from the Guaranteed Account," page 17.

Reports to Policy Owners

Each year you will be sent a report at your last known address showing, as of the end of the current report period: account value; cash value; death benefit; amount of interest credited to the guaranteed account; change in value of the variable account; premiums paid since the last report; loans; partial cash surrenders; expense charges; and cost of insurance charges since the prior report; and any other information required by law.
You will also be sent an annual and a semi-annual report for each portfolio underlying a subdivision to which you have allocated account value, including a list of the securities held in each portfolio, as required by the 1940 Act. In addition, when you pay premium payments, or if you take out a loan, transfer amounts or make partial cash surrenders, you will receive a written confirmation of these transactions.

Assignment

The policy may be assigned in accordance with its terms. In order for any assignment to be binding upon Union Central, it must be in writing and filed at the home office. Once Union Central has received a signed copy of the assignment, the owner's rights and the interest of any beneficiary (or any other person) will be subject to the assignment. Union Central assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any policy debt.

Reinstatement

The policy may be reinstated within five years after lapse and before the maturity date, subject to compliance with certain conditions, including the payment of a necessary premium payment and submission of satisfactory evidence of insurability. See your policy for further information.

Supplemental and/or Rider Benefits

The following supplemental and/or rider benefits may be available and added to your policy. Any monthly charges for these benefits and/or riders will be deducted from your account value as part of the monthly deduction (see page 17). The supplemental and/or rider benefits available with the policies provide fixed benefits that do not vary with the investment experience of the separate account.

Term Insurance Rider for Other Insured Persons. Provides a death benefit amount payable on the death of other insured persons specified. The other insured death benefit amount may be changed, subject to certain conditions. In addition, the rider coverage may be converted to a new policy on the other insured, subject to certain conditions.

Scheduled Increase Option Rider for the Insured. Provides for automatic increases in the specified amount on each annual date, subject to the terms of the rider; the amount of the increase is specified in the rider. The rate class applicable to the scheduled increases will be the rate class of the insured on the issue date of the rider. There is no cost for this rider.

 Guaranteed Death Benefit Rider. Provides that the policy will remain in force and will not lapse during the Guaranteed Death Benefit Period, provided that the sum of premium payments to date, less any partial cash surrenders and any policy debt, equals or exceeds the Guaranteed Death Benefit Premium times the number of policy months since the policy date. This rider terminates on any monthly date when the sum of premium payments, less any partial cash surrenders and any policy debt, is less than the Guaranteed Death Benefit Premium multiplied by the number of policy months since the policy date. Once terminated, this rider will not be reinstated. This rider is not available for all ages and rate classes, or under certain circumstances where the Term Insurance Rider for Other Insured Persons is also added to the policy.

 Cost of Living Rider for the Insured. Provides for automatic increases in the specified amount on each annual date, subject to the terms of the rider; the amount of the increase will be based on increases in the Consumer Price Index, as specified in the rider. The rate class applicable to the cost of living increases will be the rate class of the insured on the issue date of the rider. There is no cost for this rider.

 Guaranteed Insurability Option Rider. Provides the right to increase the specified amount on each option date by the benefit amount shown in the rider. No evidence of insurability will be required. Option dates are the annual dates nearest the insured's 25th, 28th, 31st, 34th, 37th, and 40th birthdays. Option dates may be advanced in the event of the insured's marriage or adoption of a child.

 Accidental Death Benefit Rider. Provides an additional death benefit payable if the insured's death results from certain accidental causes. There is no cash value for this benefit.

 Total Disability Benefit Rider - Waiver of Monthly Deduction.
Provides for waiver of the monthly deduction during the total disability of the insured.

 Total Disability Benefit Rider - Policy Continuation to
Maturity Date Not Guaranteed. Provides for the crediting to the policy as premium payments the monthly total disability benefit set forth in the rider during the total disability of the insured.

 Children's Insurance Rider. Provides a death benefit payable on the death of a child of the insured. More than one child can be covered. There is no cash value for this benefit.

 Insurance Exchange Rider. Provides the right to exchange the policy for a new policy on the life of a substitute insured. Exercise of the right is subject to satisfactory evidence of insurability of the substitute insured, and may result in a cost or credit to the owner. The new policy can be any adjustable life insurance policy issued by Union Central at the time the exchange privilege is exercised. The policy date for the new policy will generally be the same as the policy date of the exchanged policy; the issue date for the new policy will be the date of exchange. The initial cash value under the new policy will be the same as the cash value of the policy on the date of the exchange. There is no cost for this rider, and there are no charges or other fees imposed under the policy or the new policy at the time of the exchange. For purposes of calculating any surrender charges subsequently imposed on the policy acquired by exchange, we will take into account the number of policy years that this policy, and the policy acquired by exchange, have been in force. Exercise of this rider will result in a taxable exchange.

 Accelerated Benefits Rider. Union Central intends to offer in the future a rider benefit that will allow you to receive an accelerated payment of a portion of the policy's death benefit. This advance payment of the death benefit will be available where certain special needs exist, as described briefly below. The right to exercise the rider will be subject to conditions specified in the rider. WE WILL MAKE THE ACCELERATED BENEFITS RIDER AVAILABLE TO YOU ONLY IF (1) YOUR STATE INSURANCE DEPARTMENT HAS APPROVED THE RIDER, AND (2) THE AVAILABILITY OF THE RIDER WILL NOT, IN UNION CENTRAL'S VIEW, JEOPARDIZE THE QUALIFICATION OF THE POLICY AS LIFE INSURANCE UNDER FEDERAL INCOME TAX LAW. HOWEVER, UNION CENTRAL MAY DETERMINE NOT TO OFFER THE BENEFIT, OR MAY OFFER A SUBSTANTIALLY DIFFERENT BENEFIT, TO THE EXTENT THAT WE DEEM ADVISABLE IN LIGHT OF FUTURE CLARIFICATION OR INTERPRETATION OF APPLICABLE FEDERAL INCOME TAX LAW. If the accelerated benefit rider is offered, it is expected to provide that if the insured is diagnosed as terminally ill, as defined in the rider, you may request an accelerated payment of the policy's death benefit. The payment may be subject to discounting and charges. Payment will be subject to evidence satisfactory to Union Central. You should consult your tax adviser before you request accelerated payment.

Additional rules and limits apply to these supplemental and/or rider benefits. Not all such benefits may be available at any time and in any given state, and supplemental and/or rider benefits in addition to those listed above may be made available. Please ask your Union Central agent for further information, or contact the home office.

Participating

The policy is issued on a participating basis, and as such is eligible to share in Union Central's profits and surplus to the extent determined by our Board of Directors in its sole discretion. Union Central does not currently anticipate that the policies will participate in profits or surplus in the foreseeable future.

State Variations

Certain policy features, including the "free look," incontestability, and suicide provisions, are subject to state variation. The owner should read his or her policy carefully to determine whether any variations apply in the state in which the policy is issued.


                         TAX CONSIDERATIONS
--------------------------------------------------------------

The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all situations.
This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon Union Central's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "Service"). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

Tax Status of the Policy

Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for Federal income tax purposes. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, while proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how
Section 7702 is to be applied is limited. If a policy were determined not to be a life insurance contract for purposes of
Section 7702, such policy would not provide the tax advantages normally provided by a life insurance policy.

With respect to a policy issued on a standard basis, Union Central believes that such a policy should meet the Section 7702 definition of a life insurance contract. With respect to a policy that is issued on a substandard basis (i.e., a premium class with extra rating involving higher than standard mortality risk), there is less guidance, in particular as to how the mortality and other expense requirements of Section 7702 are to be applied in determining whether such a policy meets the section 7702 definition of a life insurance contract. Thus, it is not clear whether or not a policy issued on a substandard basis would satisfy section 7702, particularly if the owner pays the full amount of premiums permitted under the policy.

If it is subsequently determined that a policy does not satisfy
Section 7702, Union Central may take whatever steps are appropriate and reasonable to attempt to cause such a policy to comply with Section 7702. For these reasons, Union Central reserves the right to modify the policy as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of each of the subaccounts must be "adequately diversified" in accordance with Treasury regulations in order for the policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The subaccounts, through the portfolios, intend to comply with the diversification requirements prescribed in Treas. Reg. Section 1.817-5, which affect how the portfolio's assets are to be invested. Union Central believes that the subaccounts will, thus, meet the diversification requirements, and Union Central will monitor continued compliance with this requirement.

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the subaccounts used to support their contracts. In those circumstances, income and gains from the subaccount assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of subaccount assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of subaccount assets. For example, an owner has additional flexibility in allocating premium payments and account value. These differences could result in an owner being treated as the owner of a pro rata portion of the assets of the subaccounts. In addition, Union Central does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Union Central therefore reserves the right to modify the policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the subaccounts.

The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. Union Central believes that the proceeds and cash value increases of a policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the policy should be excludible from the gross income of the beneficiary under Section 101(a)(1) of the Code.

Depending on the circumstances, the exchange of a policy, a change in the policy's death benefit option, a policy loan, a partial cash surrender, a surrender, a change in ownership, or an assignment of the policy may have Federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depends on the circumstances of each owner or beneficiary.

The policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business should consult a tax advisor regarding possible tax consequences associated with the policy prior to the acquisition of a policy and also before entering into any subsequent changes to or transactions under a policy.

Generally, the owner will not be deemed to be in constructive receipt of the account value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a policy depend on whether the policy is classified as a "Modified Endowment Contract." Whether a policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a policy or when benefits are paid at a policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess will generally be treated as ordinary income subject to tax.

Modified Endowment Contracts. Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to life insurance contracts entered into or materially changed after June 20, 1988. The rules relating to whether a policy will be treated as a Modified Endowment Contract are extremely complex and cannot be fully described in the limited confines of this summary. In general, a policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the policy provided for paid-up future benefits after the payment of seven level annual premiums. A policy may also become a Modified Endowment Contract after a material change. The determination of whether a policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the death benefit and account value at the time of such change and the additional premiums paid in the seven years following the material change.

Due to the policy's flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each policy. In view of the foregoing, a current or prospective owner should consult with a competent tax advisor to determine whether a policy transaction will cause the policy to be treated as a Modified Endowment Contract. Union Central has established procedures for monitoring premium payments made under the policies and for making efforts to notify you on a timely basis if your policy is in jeopardy of becoming a Modified Endowment Contract due to the payment of premiums. If acceptance of a premium paid would, in Union Central's view, cause the policy to become a Modified Endowment Contract, then to the extent feasible Union Central will not accept that portion of the premium that would cause the policy to become a Modified Endowment Contract unless the owner confirms in writing the owner's intent to convert the policy to a Modified Endowment Contract. Union Central may return that portion of the payment pending receipt of instructions from the owner.

Distributions from Policies Classified as Modified Endowment Contracts. Policies classified as Modified Endowment Contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and partial cash surrender from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the account value immediately before the distribution over the investment in the policy (described below) at such time. Second, loans taken from or secured by such a policy are treated as distributions from the policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner's beneficiary.

If a policy becomes a modified endowment contract after it is issued, distributions made during the policy year in which it becomes a modified endowment contract, distributions in any subsequent policy year and distributions within two years before the policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions From Policies Not Classified as Modified Endowment Contracts. Distributions from a policy that is not a Modified Endowment Contract are generally treated as first, recovering the investment in the policy (described below) and then, only after the return of all such investment in the policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the owner in order for the policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in Section 7702.

Loans from, or secured by, a policy that is not a Modified
Endowment Contract are not treated as distributions. Instead, such loans are treated as indebtedness of the owner.

Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax rule.

Policy Loan Interest. Interest paid on any loan under a policy is generally not deductible. A qualified tax adviser should be consulted before deducting any policy loan interest.

Investment in the Policy. Investment in the policy means: (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the policy which is excluded from gross income of the owner (except that the amount of any loan from, or secured by, a policy that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the owner.

Multiple Policies. All Modified Endowment Contracts that are issued by Union Central (or its affiliates) to the same owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in an owner's gross income under Section 72(e) of the Code.

Possible Changes in Taxation. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the policies could change by legislation or other means. For instance, the President's 1999 Budget Proposal recommended legislation that, if enacted, would adversely modify the federal taxation of the policies. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the policy.

Possible Charge for Union Central's Taxes

At the present time, Union Central makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that it incurs that may be attributable to the subaccounts or to the policies. Union Central, however, reserves the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the subaccounts or to the policies. Owners will be notified in advance of the imposition of any such charges for taxes. If any tax charges are made in the future, they will be accumulated daily and transferred from the applicable subaccount to Union Central's General Account. Any investment earnings on tax charges accumulated in a subaccount will be retained by Union Central.


    OTHER INFORMATION ABOUT THE POLICIES AND UNION CENTRAL
---------------------------------------------------------------

Sale of the Policies

The policies will be offered to the public on a continuous basis, and we do not anticipate discontinuing the offering of the policies. However, we reserve the right to discontinue the offering. Applications for policies are solicited by agents who are licensed by applicable state insurance authorities and appointed by us to sell our variable life contracts and who are also registered representatives of Carillon Investments, Inc. ("Carillon Investments") or of a broker-dealer that has entered into a selling agreement with Carillon Investments. The address of Carillon Investments, one of our wholly-owned subsidiaries,
is 1876 Waycross Road, Cincinnati, Ohio  45240.   Carillon
Investments is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

Carillon Investments acts as the principal underwriter (as defined in the 1940 Act) for the separate account, pursuant to an underwriting agreement between Union Central and Carillon Investments. Carillon Investments is not obligated to sell any specific number of policies. Selling agents may be paid a maximum of 50% of planned periodic premiums paid up to an amount equal to one "target premium," plus 2% of any other first-year premiums. A "target premium" is an amount of premium based on the insured's age at issue, sex, rate class, specified amount, and supplemental and/or rider benefits. Selling agents may also receive service fees in policy years after the first, additional compensation based on persistency or other policy-related factors, as well as non-cash compensation. Sales managers may also be compensated.

Union Central Directors and Executive Officers

The following table sets forth the name, age, address and principal occupations during the past five years of each of Union Central's directors and executive officers.

Name and Principal             Positions with Depositor
Business Address*              and Background
Philip G. Barach               Director, Union Central; prior to 1994,
9403 Kenwood Road              Chairman of the Board, U.S. Shoe Corporation
Suite D100
Cincinnati, Ohio 45242

V. Anderson Coombe             Director, Union Central; Chairman of the Board,
2503 Spring Grove Avenue       The Wm. Powell Company
Cincinnati, Ohio 45214

William A. Friedlander         Director, Union Central; Chairman, Bartlett &
36 East Fourth Street          Co.
Cincinnati, Ohio 45202

William G. Kagler              Director, Union Central; former Chairman of the
18 Hampton Court               Board, Swallen's, Inc.; prior to November, 1995,
Cincinnati, Ohio 45208         various executive positions with Skyline Chili,
                               Inc.

Lawrence A. Leser              Director, Union Central; Chairman,
312 Walnut Street              The E. W. Scripps Company; prior to August,
Cincinnati, Ohio 45202         1994, President and CEO, The E.W. Scripps
                               Company

Francis V. Mastrianna, Ph.D.   Director, Union Central; Dean, College of
Slippery Rock University       Information Science and Business Administration,
Slippery Rock, PA 16057        Slippery Rock University of Pennsylvania

Mary D. Nelson, FSA            Director, Union Central; President, Nelson and
105 West Fourth Street         Company
Cincinnati, Ohio 45202

Paul G. Pearson, Ph.D.         Director, Union Central; President Emeritus,
5110 Bonham Road               Miami University; prior to 1993, President,
Oxford, Ohio 45056             Miami University

Thomas E. Petry                Director, Union Central; Former Chairman of the
250 East Fifth Street          Board and CEO, Eagle-Picher Industries, Inc.
Suite 500
Cincinnati, Ohio 45202

Larry R. Pike*                 Chairman, President and Chief Executive Officer,
Union Central

Myrtis H. Powell, Ph.D.        Director, Union Central; Vice President of
Miami University               Student Affairs, Miami University
113 Warfield Hall
Oxford, Ohio 45056

Dudley S. Taft                 Director, Union Central; President, Taft
312 Walnut Street              Broadcasting Company
Cincinnati, Ohio 45202

John M. Tew, Jr., M.D.         Director, Union Central; Professor and Chairman,
506 Oak Street                 Department of Neurosurgery, University of
Cincinnati, Ohio  45219        Cincinnati Medical Center, and Member, Mayfield
                               Clinic

George L. Clucas*              Senior Vice President, Union Central; Chairman,
                               President and Chief Executive Officer, Carillon
                               Advisers, Inc.

Charles W. Grover*             Executive Vice President, Union Central; prior
                               to August, 1994, Vice President of U.S.
                               Marketing, Manufacturers Life Insurance Company

Stephen R. Hatcher*            Executive Vice President and Chief Financial
                               Officer, Union Central

John H. Jacobs*                Executive Vice President, Union Central

Dale D. Johnson*               Senior Vice President, Union Central

Gerald A. Lockwood*            Senior Vice President and Corporate Actuary,
                               Union Central

David F. Westerbeck*           Senior Vice President, General Counsel and
                               Secretary, Union Central

__________
* The principal business address of the person designated is 1876 Waycross Road, Cincinnati, Ohio 45240.

State Regulation

Union Central is subject to regulation by the Department of Insurance of the State of Ohio, which periodically examines the financial condition and operations of Union Central. Union Central is also subject to the insurance laws and regulations of all jurisdictions where it does business. The policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

Union Central is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

Preparing for Year 2000

Like all financial services providers, Union Central utilizes systems that may be affected by Year 2000 transition issues and it relies on service providers, including banks, custodians, and investment managers that also may be affected. Union Central and its affiliates have developed, and are in the process of implementing, a Year 2000 transition plan, and are confirming that their service providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on Union Central. However, as of the date of this prospectus, it is not anticipated that policy owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. Union Central currently anticipates that its systems will be Year 2000 compliant on or about January 2, 1999, but there can be no assurance that Union Central will be successful. The failure of Union Central or one of its service providers to achieve timely and complete compliance could materially impair Union Central's ability to conduct its business, including its ability to accurately and timely value interests in the policies.

Additional Information

A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

Experts

The financial statements of Carillon Life Account at December 31, 1997 and 1996 and for the years then ended, and of The Union Central Life Insurance Company at December 31, 1997 and 1996 and for the years then ended, appearing in this Prospectus and Registration Statement, have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein and in the Registration Statement, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Actuarial Matters

Actuarial matters included in this prospectus have been examined by Kristal E. Hambrick, FSA, MAAA, of Union Central, whose opinion is filed as an exhibit to the Registration Statement.

Litigation

No litigation is pending that would have a material effect upon the separate account.

Legal Matters

Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

Financial Statements

The financial statements of the separate account and of Union Central appear on the following pages. The financial statements of Union Central should be distinguished from financial statements of the separate account and should be considered only as bearing upon Union Central's ability to meet its obligations under the policies.

Carillon Life Account
Financial Statements
Year Ended December 31, 1997

(letterhead)
ERNST & YOUNG LLP    1300 Chiquita Center   Phone: 513 621 6454
                     250 East Fifth Street
                     Cincinnati, Ohio 45202

              Report of Independent Auditors
------------------------------------------------------------

To the Contractholders of Carillon Life
Account and the Board of Directors of
The Union Central Life Insurance Company

We have audited the accompanying statement of assets and liabilities of the Carillon Life Account (comprised of the Carillon Fund, Inc.'s Equity, Capital, Bond, and S & P 500 Index Subaccounts, the Scudder Variable Life Investment Fund's Money Market, Capital Growth, and International Subaccounts, MFS Variable Insurance Trust's Growth with Income, High Income, and Emerging Growth Subaccounts, The American Century Variable Portfolios, Inc.'s Growth Subaccount, and Templeton Variable Products Series Fund's International Subaccount) as of December 31, 1997, the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the number of shares owned as of December 31, 1997, by correspondence with the transfer agents for Carillon Fund, Inc. Scudder Variable Life Investment Fund, MFS Variable Insurance Trust, American Century Variable Portfolios, Inc., and Templeton Variable Products Series Fund. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Carillon Life Account at December 31, 1997, the results of their operations for then year then ended and changes in net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP


Cincinnati, Ohio
March 2, 1998


(letterhead footer: Ernst & Young LLP is a member of Ernst &
Youong International, Ltd.)

                       CARILLON LIFE ACCOUNT
                  STATEMENT OF ASSETS AND LIABILITIES
----------------------------------------------------------------------------
December 31, 1997
                                             Carillon Fund, Inc.
                                            (affiliated issuers)
                              ------------------------------------------------
                              Equity      Capital     Bond       S&P 500 Index
                              Subaccount  Subaccount  Subaccount  Subaccount
                              ----------  ----------  ----------  ----------
[S]                           [C]         [C]         [C]         [C]
ASSETS
Investments in securities
 of unaffiliated issuers
 at value (cost $535,196;
 $583,531; $630,756;
 $783,993; $123,702;
 $211,017; $708,971;
 $129,419)
Investments in shares of
 Carillon Fund, Inc.,
 at value
 (cost $1,108,894;
 $135,481; $134,607;
 $2,701,804)                  $1,188,591  $133,613    $137,219    $2,944,958
                              ----------  --------    --------    ----------
      Total Assets            $1,188,591  $133,613    $137,219    $2,944,958
                              ----------  --------    --------    ----------
LIABILITIES
Payable to The Union
 Central Life Insurance
 Company for mortality
 and expense risk
 charges                       $1,709      $275         $158        $8,560

NET ASSETS (Contract
Owners' Equity)
 Equity Subaccount:
 83,212.46 Accumulation
 Units @ $14.26327             1,186,882

 Capital Subaccount:
 11,255.09 Accumulation
 Units @ $11.84689                         133,338

 Bond Subaccount:
 11,719.47 Accumulation
 Units @ $11.69516                                    137,061

 S & P 500 Index
 Subaccount:
 190,744.45 Accumulation
 Units @ $15,39441                                                2,936,398

 Money Market Subaccount
 49,222.39 Accumulation
 Units @ $10.88678

 Capital Growth Subaccount
 44,339.15 Accumulation
 Units $15.22763

 International Subaccount
 54,168.43 Accumulation
 Units @ $12.07680

 Growth with Income
 Subaccount:
 58,000.19 Accumulation
 Units @ $14.83512

 High Income Subaccount:
 11,350.02 Accumulation
 Units @ $11.58952

 Emerging Growth Subaccount
 16,511.82 Accumulation
 Units @ $12.46822

 Growth Subaccount:
 75,378.70 Accumulation
 Units @ $9.05435

 International Subaccount:
 11,859.30 Accumulation
 Units @ $10.94424

Total Liabilities and
Net Assets                    $1,188,591  $133,613    $137,219    $2,944,958
                              ----------  --------    --------    ----------
[CAPTION]
                                       Scudder Variable Life
                                          Investment Fund
                                       (unaffiliated issuers)
                              --------------------------------------
                              Market       Growth      International
                              Subaccount   Subaccount  Subaccount
                              ----------   ----------  ----------
[S]                           [C]          [C]         [C]
ASSETS
Investments in securities
 of unaffiliated issuers
 at value (cost $535,196;
 $583,531; $630,756;
 $783,993; $123,702;
 $211,017; $708,971;
 $129,419)                    $535,195     $675,597    $655,107
Investments in shares of
 Carillon Fund, Inc.,
 at value
 (cost $1,108,894;
 $135,481; $134,607;
 $2,701,804)
                              --------     --------    --------
         Total Assets         $535,195     $675,597    $655,107
                              --------     --------    --------

LIABILITIES
Payable to The Union
 Central Life Insurance
 Company for mortality
 and expense risk
 charges                       ($678)       $417        $926

NET ASSETS (Contract
Owners' Equity)
 Equity Subaccount:
 83,212.46 Accumulation
 Units @ $14.26327

 Capital Subaccount:
 11,255.09 Accumulation
 Units @ $11.84689

 Bond Subaccount:
 11,719.47 Accumulation
 Units @ $11.69516

 S & P 500 Index
 Subaccount:
 190,744.45 Accumulation
 Units @ $15,39441

 Money Market Subaccount
 49,222.39 Accumulation
 Units @ $10.88678             535,873

 Capital Growth Subaccount
 44,339.15 Accumulation
 Units $15.22763                            675,181

 International Subaccount
 54,168.43 Accumulation
 Units @ $12.07680                                      654,181

 Growth with Income
 Subaccount:
 58,000.19 Accumulation
 Units @ $14.83512

 High Income Subaccount:
 11,350.02 Accumulation
 Units @ $11.58952

 Emerging Growth Subaccount
 16,511.82 Accumulation
 Units @ $12.46822

 Growth Subaccount:
 75,378.70 Accumulation
 Units @ $9.05435

 International Subaccount:
 11,859.30 Accumulation
 Units @ $10.94424

Total Liabilities and
Net Assets                    $535,195     $675,597    $655,107
                              --------     --------    --------
[CAPTION]
                                           MFS Variable
                                         Insurance Trust
                                     (unaffiliated issuers)
                              -----------------------------------
                              Growth       High        Emerging
                              with Income  Income      Growth
                              Subaccount   Subaccount  Subaccount
                              ----------   ----------  ----------
[S]                           [C]          [C]         [C]

ASSETS
Investments in securities
 of unaffiliated issuers
 at value (cost $535,196;
 $583,531; $630,756;
 $783,993; $123,702;
 $211,017; $708,971;
 $129,419)                    $861,574     $131,447    $206,035

Investments in shares of
 Carillon Fund, Inc.,
 at value
 (cost $1,108,894;
 $135,481; $134,607;
 $2,701,804)
            Total Assets      $861,574     $131,447    $206,035
                              --------     --------    --------

LIABILITIES
Payable to The Union
 Central Life Insurance
 Company for mortality
 and expense risk
 charges                       $1,134        ($98)       $162

NET ASSETS (Contract
Owners' Equity)
 Equity Subaccount:
 83,212.46 Accumulation
 Units @ $14.26327

 Capital Subaccount:
 11,255.09 Accumulation
 Units @ $11.84689

 Bond Subaccount:
 11,719.47 Accumulation
 Units @ $11.69516

 S & P 500 Index
 Subaccount:
 190,744.45 Accumulation
 Units @ $15,39441

 Money Market Subaccount
 49,222.39 Accumulation
 Units @ $10.88678

 Capital Growth Subaccount
 44,339.15 Accumulation
 Units $15.22763

 International Subaccount
 54,168.43 Accumulation
 Units @ $12.07680

 Growth with Income
 Subaccount:
 58,000.19 Accumulation
 Units @ $14.83512             860,440

 High Income Subaccount:
 11,350.02 Accumulation
 Units @ $11.58952                          131,545

 Emerging Growth Subaccount
 16,511.82 Accumulation
 Units @ $12.46822                                      205,873

 Growth Subaccount:
 75,378.70 Accumulation
 Units @ $9.05435

 International Subaccount:
 11,859.30 Accumulation
 Units @ $10.94424
                              --------     --------    --------
Total Liabilities and
Net Assets                    $861,574     $131,447    $206,035
                              --------     --------    --------

                                American Century         Templeton Variable
                            Variable Portfolios, Inc.   Products Series Fund
                             (unaffiliated issuer)      (unaffiliated issuer)
                              ----------------------    ---------------------
                                   Growth                   International
                                   Subaccount               Subaccount
                                   ----------               ----------
ASSETS
Investments in securities
 of unaffiliated issuers
 at value (cost $535,196;
 $583,531; $630,756;
 $783,993; $123,702;
 $211,017; $708,971;
 $129,419)                         $682,897                 $127,804

Investments in shares of
 Carillon Fund, Inc.,
 at value
 (cost $1,108,894;
 $135,481; $134,607;
 $2,701,804)
            Total Assets           $682,897                 $127,804
                                   --------                 --------

LIABILITIES
Payable to The Union
 Central Life Insurance
 Company for mortality
 and expense risk
 charges                            $392                     ($1,987)

NET ASSETS (Contract
Owners' Equity)
 Equity Subaccount:
 83,212.46 Accumulation
 Units @ $14.26327

 Capital Subaccount:
 11,255.09 Accumulation
 Units @ $11.84689

 Bond Subaccount:
 11,719.47 Accumulation
 Units @ $11.69516

 S & P 500 Index
 Subaccount:
 190,744.45 Accumulation
 Units @ $15,39441

 Money Market Subaccount
 49,222.39 Accumulation
 Units @ $10.88678

 Capital Growth Subaccount
 44,339.15 Accumulation
 Units $15.22763

 International Subaccount
 54,168.43 Accumulation
 Units @ $12.07680

 Growth with Income
 Subaccount:
 58,000.19 Accumulation
 Units @ $14.83512

 High Income Subaccount:
 11,350.02 Accumulation
 Units @ $11.58952

 Emerging Growth Subaccount
 16,511.82 Accumulation
 Units @ $12.46822

 Growth Subaccount:
 75,378.70 Accumulation
 Units @ $9.05435                   682,505

 International Subaccount:
 11,859.30 Accumulation
 Units @ $10.94424                                          $129,791
                                   --------                 --------
Total Liabilities and
Net Assets                         $682,897                 $127,804
                                   --------                 --------

The accompanying notes are an integral part of the financial statements.

                                CARILLON LIFE ACCOUNT
                               STATEMENT OF OPERATIONS
----------------------------------------------------------------------------
                                            Carillon Fund, Inc.
                                            (affiliated issuers)
                           -------------------------------------------------
                           Equity      Capital     Bond        S&P 500 Index
                           Subaccount  Subaccount  Subaccount  Subaccount
                           ----------  ----------  ----------  ----------
[S]                        [C]         [C]         [C]         [C]
INVESTMENT INCOME          $ 63,286    $9,592      $6,384      $ 37,614
 Dividend Income

EXPENSES
 Mortality and
 expense risk
 charge                       5,804     2,174         613        12,500
                           --------    ------      ------      --------
NET INVESTMENT
INCOME(EXPENSE)              57,482     7,418       5,771        25,114
                           --------    ------      ------      --------
REALIZED AND
UNREALIZED
GAIN(LOSS) ON
INVESTMENTS
 Net realized
 gain(loss) on
 investments                  5,374        68         275       171,324
                           --------    ------      ------      --------
 Net unrealized
 appreciation
 (depreciation)
 of investments              54,454    (3,436)      2,461       205,312
                           --------    ------      ------      --------
NET REALIZED
AND UNREALIZED
GAIN(LOSS) ON
INVESTMENTS                  59,828    (3,368)      2,736       376,636
                           --------    ------      ------      --------
NET INCREASE
(DECREASE) IN
NET ASSETS FROM
OPERATIONS                 $117,310    $4,050      $8,507      $401,750
                           --------    ------      ------      --------
[CAPTION]
                                  Scudder Variable Life
                                     Investment Fund
                                 (unaffiliated Issuers)
                           ----------------------------------
                           Money       Capital
                           Market      Growth      International
                           Subaccount  Subaccount  Subaccount
                           ----------  ----------  ----------
[S]                        [C]         [C]         [C]
INVESTMENT INCOME          $13,861     $20,418     $ 6,561
 Dividend Income

EXPENSES
 Mortality and
 expense risk
 charge                      1,793       3,700       3,350
                           -------     -------     -------
NET INVESTMENT
INCOME(EXPENSE)             12,068      16,718       3,211
                           -------     -------     -------
REALIZED AND
UNREALIZED
GAIN(LOSS) ON
INVESTMENTS
 Net realized
 gain(loss) on
 investments                     0       4,194       3,099
                           -------     -------     -------
 Net unrealized
 appreciation
 (depreciation)
 of investments                  0      77,571      14,756
                           -------     -------     -------
NET REALIZED
AND UNREALIZED
GAIN(LOSS) ON
INVESTMENTS                      0      81,765      17,855
                           -------     -------     -------
NET INCREASE
(DECREASE) IN
NET ASSETS FROM
OPERATIONS                 $12,068     $98,483     $21,066
                           -------     -------     -------
[CAPTION]
                                     MFS Variable
                                    Insurance Trust
                                 (unaffilitate issuers)
                           ----------------------------------
                           Growth      High        Emerging
                           with Income Income      Growth
                           Subaccount  Subaccount  Subaccount
                           ----------  ----------  ----------
[S]                        [C]         [C]         [C]
INVESTMENT INCOME          $20,221     $0          $0
 Dividend Income

EXPENSES
 Mortality and
 expense risk
 charge                      3,465      1,092         11
                           -------     -------     -------
NET INVESTMENT
INCOME(EXPENSE)             16,756     (1,092)       (11)
                           -------     -------     -------
REALIZED AND
UNREALIZED
GAIN(LOSS) ON
INVESTMENTS
 Net realized
 gain(loss) on
 investments                 3,633      2,033         146
                           -------     -------     -------
 Net unrealized
 appreciation
 (depreciation)
 of investments             70,494      7,859       (4,982)
                           -------     -------     -------
NET REALIZED
AND UNREALIZED
GAIN(LOSS) ON
INVESTMENTS                 74,127      9,892       (4,836)
                           -------     -------     -------
NET INCREASE
(DECREASE) IN
NET ASSETS FROM
OPERATIONS                 $90,883     $8,800      ($4,847)
                           -------     -------     -------

                         American Century           Templeton Variable
                     Variable Portfolios, Inc.     Products Series Fund
                       (unaffiliated issuer)       (unaffiliated issuer)
                       ----------------------      ----------------------
                             Growth                     International
                             Subaccount                 Subaccount
                             ----------                 ----------
INVESTMENT INCOME            $  8,658                   $0
 Dividend Income

EXPENSES
 Mortality and
 expense risk
 charge                         5,354                        7
                             --------                   -------
NET INVESTMENT
IONCOME(EXPENSE)                3,304                       (7)
                             --------                   -------
REALIZED AND
UNREALIZED
GAIN(LOSS) ON
INVESTMENTS
 Net realized
 gain(loss) on
 investments                 (  4,996)                      43
                             --------                   -------
 Net unrealized
 appreciation
 (depreciation)
 of investments               (14,910)                   (1,615)
                             --------                   -------
NET REALIZED
AND UNREALIZED
GAIN(LOSS) ON
INVESTMENTS                   (19,906)                   (1,572)
                             --------                   -------
NET INCREASE
(DECREASE) IN
NET ASSETS FROM
OPERATIONS                   ($16,602)                  ($1,579)
                             --------                   -------

The accompanying notes are an integral part of the financial statements.

                    CARILLON LIFE ACCOUNT
              STATEMENT OF CHANGES IN NET ASSETS

                                              Carillon Fund, Inc.
                                               Equity Subaccount
                                            -----------------------
                                            Year Ended December 31,

                                            1997        1996
                                            ----        ----
OPERATIONS
Net investment income                       $   57,482  $    542
Net realized gain on investments                 5,374       324
Net unrealized appreciation of investments      54,454    25,243
                                            ----------  --------
Net increase in net assets
resulting from operations                      117,310    26,109
                                            ----------  --------
EQUITY TRANSACTIONS
Contract purchase payments                     541,015   162,065
Transfers from other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company                 476,305   163,877
Transfers to other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company                (237,426)  (37,005)
Surrenders                                     (24,127)   (1,241)
                                            ----------  --------
Net proceeds from equity transactions          755,767   287,696
                                            ----------  --------

NET INCREASE IN NET ASSETS                     873,077   313,805

NET ASSETS (Beginning of year)                 313,805         0
                                            ----------  --------
NET ASSETS (End of year)                    $1,186,882  $313,805
                                            ==========  ========


The accompanying notes are an integral part of the financial statements.

                      CARILLON LIFE ACCOUNT
               STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------

                                              Carillon Fund, Inc.
                                              Capital Subaccount
                                            ----------------------
                                             Year Ended December 31,

                                            1997        1996
                                            ----        ----
OPERATIONS
Net investment income                       $  7,418    $   401
Net realized gain on investments                  68         40
Net unrealized appreciation
(depreciation) of investments                 (3,436)     1,569
                                            --------    -------
Net increase in net assets
resulting from operations                      4,050      2,010
                                            --------    -------
EQUITY TRANSACTIONS
Contract purchase payments                    77,042     19,391
Transfers from other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company                54,466     24,457
Transfers to other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company               (40,555)    (6,529)
Surrenders                                      (294)      (700)
                                            --------    -------
Net proceeds from equity transactions         90,659     36,619
                                            --------    -------

NET INCREASE IN NET ASSETS                    94,709     38,629

NET ASSETS (Beginning of year)                38,629          0
                                            --------    -------
NET ASSETS (End of year)                    $133,338    $38,629
                                            ========    =======


The accompanying notes are an integral part of the financial statements.

CARILLON LIFE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS

                                              Carillon Fund, Inc.
                                                Bond Subaccount
                                            ----------------------
                                            Year Ended December 31,

                                             1997        1996
                                             ----        ----
OPERATIONS
Net investment income                         $  5,771    $   736
Net realized gain (loss) on investments            275        (73)
Net unrealized appreciation of investments       2,461        151
                                              --------    -------
Net increase in net assets
resulting from operations                        8,507        814
                                              --------    -------

EQUITY TRANSACTIONS
Contract purchase payments                      75,946      6,343
Transfers from other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company                  65,499     31,830
Transfers to other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company                 (49,957)    (6,741)
Surrenders                                      (4,477)      (703)
                                              --------    -------
Net proceeds from equity transactions           87,011      0,729
                                              --------    -------

NET INCREASE IN NET ASSETS                      95,518     41,543

NET ASSETS (Beginning of year)                  41,543          0
                                              --------    -------
NET ASSETS (End of year)                      $137,061    $41,543
                                              ========    =======

The accompanying notes are an integral part of the financial statements.

                CARILLON LIFE ACCOUNT
           STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------

                                              Carillon Fund, Inc.
                                            S&P 500 Index Subaccount
                                            ------------------------

                                            Year Ended December 31,

                                             1997         1996
                                             ----         ----
OPERATIONS
Net investment income                        $   25,114   $  1,158
Net realized gain on investments                171,324      1,486
Net unrealized appreciation of investments      205,312     37,842

Net increase in net assets
resulting from operations                       401,750     40,486


EQUITY TRANSACTIONS
Contract purchase payments                    1,526,494    350,824
Transfers from other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company                1,500,209    289,698
Transfers to other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company               (1,053,114)   (87,357)
Surrenders                                      (31,866)      (726)

Net proceeds from equity transactions         1,941,723    552,439
                                             ----------   --------
NET INCREASE IN NET ASSETS                    2,343,473    592,925

NET ASSETS (Beginning of year)                  592,925          0
                                             ----------   --------
NET ASSETS (End of year)                     $2,936,398   $592,925
                                             ==========   ========

The accompanying notes are an integral part of the financial statements.

               CARILLON LIFE ACCOUNT
         STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------

                                Scudder Variable Life Investment Fund
                                         Money Market Subaccount
                                -------------------------------------
                                           Year Ended December 31,

                                             1997         1996
                                             ----        ----
OPERATIONS
Net investment income                        $  12,068   $     906
                                             ----------   --------
Net increase in net assets
resulting from operations                       12,068         906
                                             ----------   --------

EQUITY TRANSACTIONS
Contract purchase payments                   2,943,446   1,382,766
Transfers from other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company                 255,367      59,085
Transfers to other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company              (2,884,504)  (1,223,675)

Surrenders                                      (9,586)
                                             ----------   --------
Net proceeds from equity transactions          304,723      18,176
                                             ----------   --------

NET INCREASE IN NET ASSETS                     316,791     219,082

NET ASSETS (Beginning of year)                 219,082           0
                                             ----------   --------
NET ASSETS (End of year)                     $ 535,873    $219,082
                                             =========    ========

The accompanying notes are an integral part of the financial statements.

                 CARILLON LIFE ACCOUNT
          STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------

                                   Scudder Variable Life Investment Fund
                                           Capital Growth Subaccount
                                   -------------------------------------
                                            Year Ended December 31,

                                            1997         1996
                                            ----         ----
OPERATIONS
Net investment income (expense)             $ 16,718        ($659)
Net realized gain on investments               4,194          383
Net unrealized appreciation of investments    77,571       14,495
                                            --------     --------
Net increase in net assets
resulting from operations                     98,483       14,219
                                            --------     --------

EQUITY TRANSACTIONS
Contract purchase payments                   300,623       88,185

Transfers from other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company               241,177      117,736

Transfers to other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company              (149,666)     (28,683)

Surrenders                                    (6,173)        (721)
                                            --------     --------
Net proceeds from equity transactions        385,961      176,517
                                            --------     --------

NET INCREASE IN NET ASSETS                   484,444      190,736

NET ASSETS (Beginning of year)               190,736            0
                                            --------     --------
NET ASSETS (End of year)                    $675,180     $190,736
                                            --------     --------


The accompanying notes are an integral part of the financial statements.

                  CARILLON LIFE ACCOUNT
            STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------

                                   Scudder Variable Life Investment Fund
                                           International Subaccount
                                   --------------------------------------
                                            Year Ended December 31,

                                             1997        1996
                                             ----        ----
OPERATIONS
Net investment income (expense)              $  3,211     ($1,871)
Net realized gain on investments                3,099         216
Net unrealized appreciation of investments     14,756       9,596
                                             --------    --------
Net increase in net assets
resulting from operations                      21,066       7,941
                                             --------    --------

EQUITY TRANSACTIONS
Contract purchase payments                    402,988      78,115

Transfers from other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company                214,864     147,720

Transfers to other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company               (178,811)    (28,424)

Surrenders                                     (9,661)     (1,617)
                                             --------    --------
Net proceeds from equity transactions         429,380     195,794
                                             --------    --------

NET INCREASE IN NET ASSETS                    450,446     203,735

NET ASSETS (Beginning of year)                203,735           0
                                             --------    --------
NET ASSETS (End of year)                     $654,181    $203,735
                                             ========    ========



The accompanying notes are an integral part of the financial statements.

                  CARILLON LIFE ACCOUNT
           STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------

                                          MFS Variable Insurance Trust
                                           Growth with Income Subaccount
                                           -----------------------------
                                            Year Ended December 31,

                                             1997        1996
                                             ----        ----
OPERATIONS
Net investment income (expense)              $ 16,756     ($1,242)
Net realized gain on investments                3,633         642
Net unrealized appreciation of investments     70,494       7,086
                                             --------    --------
Net increase in net assets
resulting from operations                      90,883       6,486
                                             --------    --------
EQUITY TRANSACTIONS
Contract purchase payments                    363,999      73,156

Transfers from other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company                427,622      82,680

Transfers to other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company               (158,180)    (19,053)

Surrenders                                     (6,427)       (726)
                                             --------    --------
Net proceeds from equity transactions         627,014     136,057
                                             --------    --------

NET INCREASE IN NET ASSETS                    717,897     142,543

NET ASSETS (Beginning of year)                142,543           0

NET ASSETS (End of year)                     $860,440    $142,543
                                             ========    ========


The accompanying notes are an integral part of the financial statements.

                   CARILLON LIFE ACCOUNT
             STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------

                                        MFS Variable Insurance Trust
                                             High Income Subaccount
                                        ----------------------------
                                            Year Ended December 31,

                                             1997        1996
                                             ----        ----
OPERATIONS
Net investment expense                        ($1,092)      ($287)
Net realized gain on investments                2,033         108
Net unrealized appreciation
(depreciation) of investments                   7,859        (115)
                                             --------    --------
Net increase (decrease) in net
assets resulting from operations                8,800        (294)
                                             --------    --------
EQUITY TRANSACTIONS
Contract purchase payments                     74,122      16,133

Transfers from other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company                 64,425      28,673

Transfers to other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company                (51,927)     (5,463)

Surrenders                                     (1,952)       (972)
                                             --------    --------
Net proceeds from equity transactions          84,668      38,371
                                             --------    --------

NET INCREASE IN NET ASSETS                     93,468      38,077

NET ASSETS (Beginning of year)                 38,077           0
                                             --------    --------
NET ASSETS (End of year)                     $131,545    $ 38,077
                                             ========    ========

The accompanying notes are an integral part of the financial statements.

                  CARILLON LIFE ACCOUNT
            STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------

                                          MFS Variable Insurance Trust
                                           Emerging Growth Subaccount
                                          ---------------------------
                                          Year Ended December 31, 1997

OPERATIONS
Net investment expense                                  ($11)
Net realized gain on investments                         146
Net unrealized depreciation of investments            (4,982)

Net decrease in net assets
resulting from operations                             (4,847)
                                                    --------

EQUITY TRANSACTIONS
Contract purchase payments                            36,456

Transfers from other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company                       185,734

Transfers to other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company                       (11,470)
                                                    --------
Net proceeds from equity transactions                210,720
                                                    --------

NET INCREASE IN NET ASSETS                           205,873

NET ASSETS (Beginning of year)                             0
                                                    --------
NET ASSETS (End of year)                            $205,873
                                                    --------


The accompanying notes are an integral part of the financial statements.

                 CARILLON LIFE ACCOUNT
           STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------

                                American Century Variable Portfolios, Inc.
                                             Growth Subaccount
                                ------------------------------------------
                                           Year Ended December 31,

                                             1997        1996
                                             ----        ----
OPERATIONS
Net investment income (expense)              $  3,304       ($974)
Net realized loss on investments               (4,996)       (669)
Net unrealized depreciation on investments    (14,910)    (11,163)
                                             --------    --------
Net decrease in net assets
resulting from operations                     (16,602)    (12,806)
                                             --------    --------
EQUITY TRANSACTIONS
Contract purchase payments                    508,141     141,190

Transfers from other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company                154,646     176,594

Transfers to other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company               (214,444)    (43,069)

Surrenders                                    (10,480)       (665)
                                             --------    --------

Net proceeds from equity transactions         437,863     274,050
                                             --------    --------

NET INCREASE IN NET ASSETS                    421,261     261,244

NET ASSETS (Beginning of year)                261,244           0
                                             --------    --------
NET ASSETS (End of year)                     $682,505    $261,244
                                             ========    ========


The accompanying notes are an integral part of the financial statements.

               CARILLON LIFE ACCOUNT
         STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------

                                 Templeton Variable Products Series Fund
                                        International Subaccount
                                 ---------------------------------------
                                      Year Ended December 31, 1997

OPERATIONS
Net investment expense                                ($7)
Net realized gain on investments                       43
Net unrealized depreciation on investments         (1,615)
                                                 --------
Net decrease in net assets
resulting from operations                          (1,579)
                                                 --------

EQUITY TRANSACTIONS
Contract purchase payments                         56,373

Transfers from other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company                     89,306

Transfers to other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company                    (14,309)
                                                 --------
Net proceeds from equity transactions             131,370
                                                 --------

NET INCREASE IN NET ASSETS                        129,791

NET ASSETS (Beginning of year)                          0
                                                 --------
NET ASSETS (End of year)                         $129,791
                                                 ========

The accompanying notes are an integral part of the financial statements.

                   CARILLON LIFE ACCOUNT
               NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------
DECEMBER 31, 1997

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Carillon Life Account of The Union Central Life Insurance Company (the Life Account) is a separate account registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Life Account was established on July 10, 1995 under Ohio law and by resolution of the Board of Directors of The Union Central life Insurance Company (Union Central) and commenced operations on December 29, 1995. Carillon Life Account is comprised of twelve subaccounts, each of which invests in a corresponding Portfolio of Carillon Fund, Inc., Scudder Variable Life Investment Fund, MFS Variable Insurance Trust, American Century Variable Portfolios, Inc., or Templeton
Variable Products Series Fund  (the "Funds").   The Funds are
no-load, diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended. The shares of Carillon Fund, Inc. are sold only to Union Central and its separate accounts to fund the benefits under certain variable life policies and variable annuity contracts. Carillon Investments, Inc., a broker-dealer registered under the Securities Exchange Act of 1934 and a wholly-owned subsidiary of Union Central, serves as the distributor of variable life policies and variable annuity contracts issued by Carillon Fund, Inc. The shares of Scudder Variable Life Investment Fund, MFS Variable Insurance Trust, American Century Variable Portfolios, Inc., and Templeton Variable Products Series Fund, are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts. Scudder Investor Services, Inc., a wholly-owned subsidiary of Scudder Stevens & Clark Inc. serves as distributor of variable life insurance policies and variable annuity contracts issued by
Scudder Variable Life Investment Fund;   MFS Fund Distributors,
Inc., a wholly-owned subsidiary of Massachusetts Financial Services Company serves as distributor of shares issued by the MFS Variable Insurance Trust; American Century Investment Services, Inc., an affiliate of the fund's investment manager, serves as the distributor of variable life insurance contracts issued by American Century Variable Portfolios, Inc.; Franklin Templeton Distributors, Inc. serves as the distributor of variable annuity and variable life insurance contracts issued by Templeton Variable Products Series Fund.
The assets of the Life Account are segregated from the other assets of Union Central and the investment performance of the Life Account is independent of the investment performance of both Union Central's general assets and other separate accounts.

Investment valuation - Assets of the Life Account are invested in shares of the Funds at the net asset value of the Fund shares. Investments in Fund shares are subsequently valued at the net asset value of the Fund shares held.

Use of estimates - The preparation of financial statements in conformity with generally accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also effect the reported amounts of revenues and expenses during the reporting period. Actual results could differ for those estimates.

Securities transactions and investment income - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Gains and losses on sales of Fund shares are calculated on the first-in, first-out basis for financial reporting and tax purposes. All dividends and distributions from the Subaccount are reinvested in additional shares of the respective Subaccount at the net asset value per share.

Federal income taxes - The operations of the Life Account form a part of and are taxed with the operations of Union Central. Union Central is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, separate account investment income and capital gains are not taxed to the extent they are applied to increase reserves under a contract issued in connection with the Life Account. Investment income and realized capital gains and losses on assets of the Life Account are automatically applied to increase or decrease reserves under the contract. Accordingly, no provision for federal income taxes has been made in these financial statements.


NOTE 2 - INVESTMENT IN AFFILIATED & NON-AFFILIATED FUNDS

The subaccounts of the Life Account held the following investment in the corresponding Portfolios of Carillon Fund, Inc., Scudder Variable Life Investment Fund, MFS Variable Insurance Trust, American Century Variable Portfolios, Inc., and Templeton Variable Products Series Fund as of December 31, 1997:


                                     Carillon Fund Inc.

                             Equity     Capital    Bond       S&P 500 Index
                             Subaccount Subaccount Subaccount Subaccount
Net asset value
 per share                   $ 20.35    $ 14.10    $ 11.29    $  15.74
Number of shares              58,407      9,476     12,154     187,100
                                      Scudder Variable Life
                                         Investment Fund

                              Money        Capital
                              Market       Growth       International
                              Subaccount   Subaccount   Subaccount
Net asset value per share     $   1.00     $ 20.63      $ 14.11
Number of shares               535,196      32,748       46,429

                                      MFS Variable Insurance Trust
                              Growth                    Emerging
                              with Income  High Income  Growth
                              Subaccount   Subaccount   Subaccount
Net asset value per share     $ 16.44      $ 12.35      $ 16.14
Number of shares               52,407       10,643       12,766

                           American Century Variable Portfolios, Inc.

                                         Growth
                                         Subaccount
Net asset value per share                $  9.68
Number of shares                          70,547

                            Templeton Variable Products Series Fund

                                         International
                                         Subaccount
Net asset value per share                $ 20.14
Number of shares                           6,346

NOTE 3 - ACCOUNT CHARGE

Mortality and expense risk charge - A mortality and expense risk charge for Union Central at an annual rate of .75% of the net assets during the first ten policy years and .25% of net assets thereafter of the Life Account is determined daily. The mortality risk Union Central assumes is that the insureds on the policies may die sooner than anticipated and therefore Union Central will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed by Union Central is that expenses incurred in assuming and administering the policies and the separate account will exceed the amounts realized from the administrative charges assessed against the policies.


NOTE 4 - IMPACT OF YEAR 2000 (UNAUDITED)

Some of Union Central's computer programs were written using two digits rather than four to define the applicable year. As a result, those computer programs have software that may recognize a date using 00' as the year 1900 rather than the year 2000. Computer software incorrectly recognizing a date would cause the Company's computing environment to not function as expected. Among the results could be miscalculations causing disruptions of operations.

A comprehensive assessment of the Union Central Year 2000 sensitive software has been performed and the primary risks and required software modifications have been identified. Union Central will both modify existing software, and install new software, in time to ensure the Year 2000 problem does not impact its operations, or the operations of Carillon Life Account.

NOTE 5 - SELECTED PER UNIT DATA

The following selected per unit data is computed on the basis of an accumulation unit outstanding at December 31 :

                                             1997        1996
                                             ----        ----
CARILLON FUND, INC.
-------------------
EQUITY SUBACCOUNT
Accumulation unit value                          $14.26     $11.92

Number of accumulation units outstanding,
 end of period                                83,212.46  26,326.12

CAPITAL SUBACCOUNT
Accumulation unit value                          $11.85     $11.11

Number of accumulation units outstanding,
 end of period                                11,255.09   3,475.76

BOND SUBACCOUNT
Accumulation unit value                          $11.70     $10.61

Number of accumulation units outstanding,
 end of period                                11,719.47   3,914.14

S&P 500 INDEX SUBACCOUNT
Accumulation unit value                          $15.39     $11.69

Number of accumulation units outstanding,
 end of period                               190,744.45  50,735.13

SCUDDER VARIABLE LIFE INVESTMENT FUND
-------------------------------------
MONEY MARKET SUBACCOUNT
Accumulation unit value                          $10.89     $10.42

Number of accumulation units outstanding,
 end of period                                49,222.39  21,025.06

CAPITAL GROWTH SUBACCOUNT
Accumulation unit value                          $15.23     $11.30

Number of accumulation units outstanding,
 end of period                                44,339.15  16,877.42

INTERNATIONAL SUBACCOUNT
Accumulation unit value                          $12.08     $11.16

Number of accumulation units outstanding,
 end of period                                54,168.43  18,261.97


MFS VARIABLE INSURANCE TRUST
----------------------------
GROWTH WITH INCOME SUBACCOUNT
Accumulation unit value                          $14.84     $11.52

Number of accumulation units outstanding,
 end of period                                58,000.19  12,377.12

HIGH INCOME SUBACCOUNT
Accumulation unit value                          $11.59     $10.28

Number of accumulation units outstanding,
 end of period                                11,350.02   3,704.87

EMERGING GROWTH SUBACCOUNT
Accumulation unit value                           12.47       --

Number of accumulation units outstanding,
 end of period                                16,511.82       --

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
-----------------------------------------
GROWTH SUBACCOUNT
Accumulation unit value                           $9.05      $9.43

Number of accumulation units outstanding,
 end of period                                75,378.70  27,704.30


Templeton Variable Products Series Fund
---------------------------------------
INTERNATIONAL SUBACCOUNT
Accumulation unit value                          $10.94       --

Number of accumulation units outstanding,
 end of period                                11,859.30       --


        Consolidated Financial Statements


             The Union Central Life
       Insurance Company and Subsidiaries

     Years ended December 31, 1997 and 1996
      with Report of Independent Auditors

THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

            CONSOLIDATED FINANCIAL STATEMENTS

           Years ended December 31, 1997 and 1996

                            CONTENTS
                                                     Page

Report of Independent Auditors ...................... 1

Consolidated Balance Sheets ......................... 2

Consolidated Statements of Income ................... 3

Consolidated Statements of Equity ................... 4

Consolidated Statements of Cash Flows ............... 5

Notes to Consolidated Financial Statements .......... 6

Report of Independent Auditors



To the Board of Directors
The Union Central Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Union Central Life Insurance Company and subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of income, equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Union Central Life Insurance Company and subsidiaries at December 31, 1997, and 1996, and the consolidated results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.


March 16, 1998

THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
             CONSOLIDATED BALANCE SHEETS
                   (in thousands)

                                                      December 31,
                                                  1997         1996
ASSETS
Investments:
Fixed maturities available-for-sale
at fair value (amortized cost:                    $2,758,113   $2,749,772
1997 - $2,697,869;
and 1996 - $2,727,178)
Equity securities available-for-sale
at fair value (cost: 1997 - $59,675
and 1996 - $54,504)                                   63,138       61,458
Cash and short-term investments                        4,872        1,040
Other invested assets                                 54,342       42,490
Mortgage loans                                       744,395      663,351
Real estate                                           50,409       58,601
Policy loans                                         203,481      206,889
                                                  ----------   ----------
  Total investments                                3,878,750    3,783,601


Accrued investment income                             48,846       47,491
Deferred policy acquisition costs                    371,295      414,458
Property, plant and equipment,
at cost, less accumulated
depreciation (1997 - $59,096
and 1996 - $55,798)                                   24,205       22,561
Federal income tax recoverable                         6,595        6,394
Other assets                                          91,758       89,251
Separate account assets                            1,288,349    1,000,469
                                                  ----------   ----------
   Total assets                                   $5,709,798   $5,364,225
                                                  ==========   ==========
LIABILITIES AND EQUITY
Policy liabilities:
Future policy benefits                            $1,933,823   $1,892,875
Deposit funds                                      1,549,965    1,568,566
Policy and contract claims                            31,869       28,413
Policyholders' dividends                              37,624       37,492
                                                  ----------   ----------
   Total policy liabilities                        3,553,281    3,527,346
Deferred revenue                                     110,130      130,176
Accrued commissions, expenses and taxes               21,391       16,373
Other liabilities                                     32,620       49,604
Deferred federal income taxes                         33,341       35,149
Surplus notes payable                                 49,749       49,740
Separate account liabilities                       1,310,391    1,014,960

                                                  ----------   ----------
   Total liabilities                               5,110,903    4,823,348

MINORITY INTEREST IN SUBSIDIARY'S EQUITY              42,391       46,076

EQUITY
Policyholders' equity                                531,164      481,799
Unrealized gain on available-for-sale securities      25,340       13,002
                                                  ----------   ----------
   Total equity                                      556,504      494,801
                                                  ----------   ----------
   Total liabilities and equity                   $5,709,798   $5,364,225
                                                  ==========   ==========

THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF INCOME
                    (in thousands)

                                                      December 31,
                                                  1997         1996
REVENUE
Insurance revenue:
Traditional insurance premiums                    $  131,974   $  136,448
Universal life policy charges                         88,645       80,746
Annuities                                             37,569       34,740
Net investment income                                298,509      296,912
Net realized gains (losses) on investments            20,617      (22,710)
Other                                                  8,059        6,162
                                                  ----------   ----------
  Total revenue                                      585,373      532,298

BENEFITS AND EXPENSES
Benefits                                             181,587      184,368
Increase (decrease) in reserves for
future policy benefits                                (7,912)       2,985
Interest expense:
Universal life                                        53,756       50,461
Investment products                                   91,239       95,654
Underwriting, acquisition and insurance expense      168,504      130,582
Policyholders' dividends                              20,304       17,306
                                                  ----------   ----------
 Total benefits and expenses                         507,478      481,356

Income before federal income tax and minority
interest in subsidiary income                         77,895       50,942
Federal income tax expense                            27,175       22,642
                                                  ----------   ----------
Income before minority interest in
subsidiary income                                     50,720       28,300
Minority interest in subsidiary income                (2,034)      (2,704)
                                                  ----------   ----------
   Net Income                                     $   48,686   $   25,596
                                                  ==========   ==========

                THE UNION CENTRAL LIFE INSURANCE COMPANY
              CONSOLIDATED STATEMENTS OF EQUITY
                       (in thousands)

                                              Unrealized
                                              Gain on
                              Policyholders'  Available-for-Sale  Total
                              Equity          Securities          Equity
                              -------------   ------------------  ------
Balance at January 1, 1996    $456,203        $ 29,541            $485,744

Net income                      25,596              --              25,596
Net unrealized depreciation         --         (16,539)            (16,539)
                              --------        --------            --------
Balance at December 31, 1996   481,799          13,002             494,801
                              --------        --------            --------
Net income                      48,686              --              48,686
Net unrealized appreciation         --          12,338              12,338
Other                              679              --                 679
                              --------        --------            --------
Balance at December 31, 1997  $531,164        $ 25,340            $556,504
                              ========        ========            ========

  THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
             CONSOLIDATED STATEMENTS OF CASH FLOWS
                         (in thousands)

                                                      December 31,
                                                  1997         1996

OPERATING ACTIVITIES
Net income                                        $   48,686   $   25,596

Adjustments to net income not affecting cash:
Interest credited to universal life policies          53,756       50,461
Interest credited to interest sensitive products      91,239       95,654
Accrual of discounts on investments, net              (2,610)      (1,487)
Net realized (gains) and losses on investments       (20,617)      22,710
Depreciation                                           4,355        6,472
Amortization of deferred policy acquisition costs     60,979       33,523
Amortization of deferred revenue                     (17,633)     (10,073)
Deferred federal income tax (benefit)                 (9,452)       4,134
Change in operating assets and liabilities:
Accrued investment income                             (1,355)        (623)
Policy cost deferred                                 (41,608)     (40,471)
Revenue deferred                                       2,340        2,188
Policy liabilities                                   (53,705)     (72,417)
Federal income tax recoverable (payable)                 294          (54)
Change in other liabilities                          (15,786)     (17,127)
Other items, net                                      10,630       11,557
                                                  ----------   ----------
Cash Provided by Operating Activities                109,513      110,043
                                                  ----------   ----------
INVESTING ACTIVITIES
Costs of investments acquired                     (3,295,204)  (3,393,082)
Proceeds from sale, maturity or repayment of
investments                                        3,264,331    3,297,247
Decrease in policy loans                               3,408          966
Purchases of property and equipment, net              (5,627)      (6,986)
                                                  ----------   ----------
Cash Used in Investing Activities                    (33,092)    (101,855)
                                                  ----------   ----------
FINANCING ACTIVITIES
Receipts from universal life
and investment contracts                             607,809      534,974
Withdrawals from universal life
and investment contracts                            (673,586)    (603,300)
Cash provided by issuance of surplus notes               --        49,740
Purchase of stock from minority shareholders          (6,812)         --
                                                  ----------   ----------
Cash Used by Financing Activities                    (72,589)     (18,586)
                                                  ----------   ----------

Increase (decrease) in cash
and short term investments                             3,832      (10,398)
                                                  ----------   ----------
Cash and short term investments
at beginning of year                                   1,040       11,438
                                                  ----------   ----------
Cash and short term investments at end of year    $    4,872   $    1,040
                                                  ==========   ==========
Supplemental disclosure
of cash flow information:
Cash paid during the year
for federal income taxes                          $   36,297   $   27,905

Cash paid during the year
for interest on surplus notes                     $    4,066   $     --

The accompanying notes are an integral part of the financial statements.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING
POLICIES

Basis of Presentation and Organization
The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) and include the accounts of The Union Central Life Insurance Company (Union Central) and the following subsidiaries: The Manhattan Life Insurance Company (Manhattan
Life), a mixed charter life insurance company of which Union Central owns 100% of the outstanding guarantee capital shares, Carillon Advisers, Inc. (CAI), a registered investment advisor company, wholly-owned and Carillon Investments, Inc. (CII) a registered broker dealer, wholly-owned. The consolidated entity will be referred to as "the Company". All significant intercompany accounts and transactions have been eliminated in the accompanying consolidated financial statements. Union Central also has the following unconsolidated investment affiliates: Carillon Fund, Inc., a variable products mutual fund consisting of five investment portfolios (equity, bond, asset allocation, S&P 500 indexed and micro-cap); Summit Investment Trust, consisting of two mutual funds (Summit Emerging Markets Bond Fund, an emerging markets corporate and government bond mutual fund and Summit High Yield Fund, a high-yield bond mutual fund). In addition, Carillon Advisors, Inc., owns 51% of First Summit Capital Management, a registered investment advisor.

The Company provides a wide spectrum of financial products and related services for the benefit of individual, group and pension policyholders. Such products and services include insurance to provide for financial needs resulting from loss of life or income and management of funds accumulated for preretirement and retirement needs.

The Company is licensed to do business in all 50 states of the United States.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

At December 31, 1996, Union Central owned approximately 73% of Manhattan Life's guarantee capital shares. On January 28, 1997, the guarantee capital shareholders constituting at least two-thirds of the outstanding guarantee capital shares of Manhattan Life (including the shares owned by Union Central) approved Union Central's plan to eliminate the minority interests in Manhattan Life's guarantee capital shares by effecting a reverse stock split (the "Plan") that had previously been approved by the New York Insurance Department. Under the Plan, each holder of guarantee capital shares received a cash payment in lieu of the issuance of any resulting fractional guarantee capital shares, with Union Central becoming sole remaining holder of Manhattan Life's guarantee capital shares. The cost of redeeming the fractional shares, $6,812,000, was funded by Manhattan Life; however, as part of the Plan, Union Central made a cash contribution of $1,823,000 to Manhattan Life's guarantee capital share account. As a result of effecting the reverse stock split, Union Central's policyholders equity increased by $1,919,000. This represents the cumulative prior years' amount of the minority shareholders' share of Manhattan Life's shareholders equity of $8,731,000, less the cost of redeeming the fractional shares. The increase in policyholders' equity is included in "Other" in the Statements of Equity. In connection with effecting the reverse stock split, the Company incurred and capitalized $2,782,000 of issuance cost. This cost was recorded in "Other assets" in the Balance Sheets, and will be amortized under the straight-line method to expense over 15 years. Amortization of capitalized expenses was commenced in 1997 with $185,000 amortized to "Underwriting, acquisition and insurance expense" in the Statements of Income.

The Company adopted in 1997 FASB Statement No. 125," Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". The effect of adoption was immaterial.
Investments

Fixed maturity and equity securities classified as available-for-sale are carried at fair value with net unrealized gains and losses reported as a separate component of equity.

Other investments are reported on the following bases:
 * Mortgage loans on real estate are carried at their aggregate unpaid balance less unamortized discount and less an allowance for possible losses.

 * Real estate acquired through foreclosure is carried at the lower of cost or its net realizable value.

 * Policy loans are reported at unpaid balances.

 * Cash and short-term investments presented on the Balance
   Sheets consist of cash-in-bank, cash-in-transit and commercial paper that has a maturity date of 90 days or less from the date acquired.

The fair values of fixed maturity and equity securities represent quoted market values from published sources or calculated market values using the "yield method" if no quoted market values are obtainable.

Realized gains and losses on sales of investments, net of related deferred policy acquisition cost and unearned revenue amortization, and declines in the value of investments judged to be other-than-temporary, are recognized on a specific identification basis.

Interest is not accrued on mortgage loans or bonds for which principal or interest payments are determined to be uncollectible.

The Company purchases call options to hedge insurance contracts whose credited interest is linked to returns in Standard & Poor's 500 Stock Index (Index) based on a formula which applies participation rates to the returns in the Index. Call options are contracts which give the option purchaser the right, but not the obligation, to buy securities at a specified price during a specified period. The Company holds call options which expire quarterly until December 31, 1998. The Company paid initial fees (the option premium) to enter the option contracts. The Index call options give the Company the right to receive cash at settlement if the closing Index value is above the strike price. These proceeds do not result in income to the Company because the hedged insurance contracts would be credited interest for an equivalent amount.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to the call options. To minimize this risk, the Company only enters into private options contracts with counterparties having Standard & Poor's credit ratings of AA- or above or listed contracts guaranteed by the Chicago Board Options Exchange. The credit exposure is limited to the value of the call options at December 31, 1997, and is immaterial to the Company.

The call options were carried at their fair value of $1,877,000 at December 31, 1997, and were reflected in "Other invested assets" in the Balance Sheets. The liabilities for the hedged insurance contracts were adjusted based on the market value of the call options of $1,877,000, and were reflected in "Deposit funds" in the Balance Sheets.

Deferred Policy Acquisition Costs

The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable agency expenses have been deferred. Deferred policy acquisition costs are amortized consistent with the methods described in "Policy Liabilities, Revenues, Benefits and Expenses," and the effect of realized gains and losses on deferred policy acquisition cost amortization is restored or amortized and is netted against "Net realized gains (losses) on investments". Amortization of deferred policy acquisition costs totalled $60,979,000 and $33,523,000, net of the effect of realized gains and (losses) on amortization of $13,309,000 and ($9,176,000) for the years ended December 31, 1997 and 1996, respectively, and were included in "Underwriting, acquisition and insurance expense" in the Statements of Income. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains on available-for-sale securities. Adjustments reducing deferred policy acquisition costs related to unrealized gains totalled $17,627,000, and $7,143,000 at 1997 and 1996, respectively.

In 1997, the Company revised its estimates of future gross profits, and as a result amortization of deferred policy acquisition costs included in "Underwriting, acquisition and insurance expense" in the Statements of Income was increased by $16,988,000.

Property, Plant and Equipment

Property, plant and equipment is valued at historical cost less accumulated depreciation in the Balance Sheets. It consists primarily of Union Central's home office, capital leases for furniture and equipment, furniture and fixtures and electronic data processing equipment.

Depreciation is computed with the straight-line method over the estimated useful lives of the respective assets, not to exceed 10 years for office furniture and 5 years for electronic data processing equipment. Depreciation is computed for leasehold improvements with the straight-line method over the shorter of the remaining lease term or useful life of the improvements.

Deposit Funds

The liability for deposit funds is generally established at the policyholders' accumulated cash values plus amounts provided for guaranteed interest.

Policy Claims

Policy claim reserves represent the estimated ultimate net cost of all reported and unreported claims incurred. In addition, a claim adjustment expense reserve is held to account for the expenses associated with administering these claims. The reserves for unpaid claims are estimated using individual case basis valuations and statistical analyses. The claim adjustment expense reserve is estimated using statistical analyses. These estimates are subject to the effects of trends in claim severity and frequency. Although some variability is inherent in such estimates, management believes that the reserves for claims and claim related expenses are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; and such adjustments are included in current operations.

Dividends to Policyholders

Union Central's dividend liability is the amount estimated to have accrued to policyholders' as of each year end. Manhattan
Life's dividend liability is based on the dividend scale in effect at the time the policy was issued.

Separate Accounts

Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered for our individual annuity, group annuity and variable universal life lines of business, and for which the contract holders rather than the Company bear the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Separate account investments are carried at market value. Investment income and gains and losses from these accounts accrue directly to contract holders and are not included in the accompanying financial statements. Union Central derives certain fees for maintaining and managing the separate accounts, but bears no investment risk on these assets, except to the extent that it participates in a particular separate account.

Policy Liabilities, Revenues, Benefits and Expenses

Traditional Insurance Products
Traditional insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance policies, term insurance policies and disability income policies. Premiums for traditional products are recognized as revenue when due.

The liability for future policy benefits for participating traditional life is computed using a net level premium method and the guaranteed mortality and dividend fund interest. The mortality and interest assumptions are equivalent to statutory assumptions. The liabilities for future policy benefits and expenses for nonparticipating traditional life policies and disability income policies are generally computed using a net level premium method and assumptions for investment yields, morbidity, and withdrawals based principally on company experience projected at the time of policy issue, with provision for possible adverse deviations. Interest assumptions for participating traditional life reserves for all policies ranged from 2.25% to 8.87% for the years ended 1997 and 1996.

The costs of acquiring new traditional business, principally commissions, certain policy issue and underwriting expenses (such as medical examination and inspection report fees) and certain agency expenses, all of which vary with and are primarily related to the production of new and renewal business, are deferred to the extent that such costs are deemed recoverable through future gross premiums. Such non-participating deferred acquisition costs are amortized over the anticipated premium paying period of the related policies, generally not to exceed 30 years, using assumptions consistent with those used to develop policy benefit reserves. For participating life insurance products, deferred policy acquisition costs are being amortized in proportion to estimated gross margins of the related policies. Gross margins are determined for each issue year and are equal to premiums plus investment income less death claims, surrender benefits, administrative costs, policyholder dividends, and the increase in reserves for future policy benefits. The future investment yields are assumed to range from 7.3% to 8.6% for the years ended 1997 and 1996. Changes in dividend payouts are assumed with changes in yields.

Universal Life and Other Interest Sensitive Products
Interest sensitive products include universal life and single premium whole life products. They are distinguished by the existence of a separately definable fund that is credited with interest and from which any policy charges are taken. Revenues for these products consist of policy charges for the cost of insurance, policy administration charges, and surrender charges that have been assessed against policyholder account balances during the period.

Benefit reserves for universal life and other interest sensitive products are computed in accordance with the retrospective deposit method and represent policy account balances before applicable surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to account balances. Interest crediting rates ranged from 4.5% to 7.6% for the years ended 1997 and 1996.

The cost of acquiring universal life and other interest sensitive products, principally commissions, certain policy issue and underwriting expenses (such as medical examination and inspection report fees) and certain agency expenses, all of which vary with and are primarily related to the production of new and renewal business, are deferred to the extent that such costs are deemed recoverable through future estimated gross profits. Acquisition costs for universal life and other interest sensitive products are amortized over the life of the policies in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits (including the impact of investment gains and losses) to be realized from a group of products are revised.

Amounts assessed policyholders that represent revenue for services to be provided in future periods are reported as unearned revenue and recognized in income over the life of the policies, using the same assumptions and factors as are used to amortize deferred acquisition costs. These charges consist of policy fees and premium loads that are larger in the initial policy years than they are in the later policy years. Amortization of unearned revenue totalled $17,633,000 and $10,073,000, net of the effect of realized gains (losses) on amortization of $4,752,000 and ($3,597,000) for the years ended December 31, 1997 and 1996, respectively, and was included in "Universal life policy charges" in the Statements of Income.

In 1997, the Company revised its estimates of future gross profits, and as a result amortization of unearned revenue included in "Universal life policy charges" in the Statements of Income was increased by $5,999,000.

Group Products
Group products consist primarily of group life insurance, and group long and short term disability income products. Premiums for group insurance products are recognized as revenue when due.


The liabilities for future policy benefits and expenses for group life and disability income products are computed using statutory methods and assumptions, which approximate net level premium reserves using assumptions for investment yields, mortality, and withdrawals based principally on company experience projected at the time of policy issue, with provisions for possible adverse deviations. Interest assumptions are based on assumed investment yields that range from 7.5% to 8.1% for the years ended 1997 and 1996.

The costs of acquiring new group life and disability income business, principally commissions, certain policy issue and underwriting expenses (such as medical examination and inspection report fees) and certain agency expenses, all of which vary with and are primarily related to the production of new and renewal business, are deferred to the extent that such costs are deemed recoverable through future gross premiums. Such deferred acquisition costs are amortized over the anticipated premium paying period of the related policies, generally not to exceed ten years.

Pension Products
Pension products include deferred annuities and payout annuities. Revenues for the deferred annuity products consist of investment income on policy funds, mortality and expense charges, contract administration fees, and surrender charges that have been assessed against policyholder account balances. Expenses for deferred annuity products include the interest credited on policy funds and expenses incurred in the administration and maintenance of the contracts. For payout annuities, premiums are recognized as revenue when due while expenses exclude the interest credited on policy funds.

Benefit reserves for the deferred annuity contracts represent the policy account balances before applicable surrender charges. Interest assumptions on payout annuities are based on assumed investment yields that ranged from 2.0% to 8.0% for the years ended 1997 and 1996.

Commissions and other related costs of acquiring annuity contracts that vary with and are primarily related to the production of new and renewal business are deferred to the extent that such costs are deemed recoverable through future estimated gross profits. Acquisition costs are amortized over the life of the contracts in direct proportion to the present value of expected gross profits from surrender charges and investment and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits (including the impact of investment gains or losses) to be realized on a group of contracts are revised.

Reinsurance

Reinsurance premiums and claims are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and benefits are reported net of reinsured amounts.

Allocation of Manhattan Life's Income and Equity

Manhattan Life's charter provides for the allocation of its profits between its shareholders and its policyholders on a one-eighth/seven-eighths basis. The profits allocated are equal to income after taxes and interest on the Guaranteed Capital Reserve ((GCR) see Note 5 for further discussion) but before policyholders' dividends. As a result of the reverse stock split described in Note 1, in 1997 only Manhattan Life's policyholders' share of profits/losses were included in "Minority Interest in Subsidiary's Income" in the Statements of Income. In 1996, Manhattan Life's policyholders' and minority shareholders' share of profits/losses were included in "Minority Interest in Subsidiary's Income" in the Statements of Income.
In 1997, Manhattan Life's policyholders' equity was included in "Minority Interest in Subsidiary's Equity" in the Balance Sheets, and includes policyholders' share of Manhattan Life's change in unrealized gains on available-for-sale securities. In 1996, Manhattan Life's policyholders' and minority shareholders' equity was included in "Minority Interest in Subsidiary's Equity" in the Balance Sheets, and includes policyholders' and minority shareholders' share of Manhattan Life's change in unrealized gains on available for sale securities. (See Note 5 for more in-depth discussion of Manhattan Life's corporate charter.)

Federal Income Taxes

The Company accounts for income taxes using the liability method for financial accounting and reporting of income taxes. Under this method, deferred income taxes are recognized for the tax consequences of "temporary differences" by applying the applicable tax rate to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities.

Reclassifications

Previously reported amounts for 1996 have in some instances been reclassified to conform to the 1997 presentation.

NOTE 2 - INVESTMENTS

Available-for-sale securities are summarized as follows:

                                 Cost or     Gross      Gross
                                 Amortized   Unrealized Unrealized Fair
                                 Cost        Gains      (Losses)   Value
                                 ----        -----      --------   -----
                                                 (in thousands)
DECEMBER 31, 1997:
U.S. treasury securities
 and obligations of U.S.
 government corporations
 and agencies                    $  213,411  $ 1,891    $   (238)  $  215,064
Corporate securities and other    1,447,640   50,318      (5,320)   1,492,638
Mortgage-backed securities,
collateralized mortgage
obligations and
other structured securities       1,028,745   20,386      (7,169)   1,041,962
Debt securities issued
by foreign governments                8,073      376         --         8,449
                                 ----------  -------    --------   ----------
   Subtotal                       2,697,86    72,971     (12,727)   2,758,113

Equity securities                   59,675     4,142        (679)      63,138
                                 ----------  -------    --------   ----------
   Total                         $2,757,544  $77,113    $(13,406)  $2,821,251
                                 ==========  =======    ========   ==========

DECEMBER 31, 1996:

U.S. treasury securities and obligations
of U.S. government corporations
and agencies                     $  107,704  $   469    $ (1,714)  $  106,459
Corporate securities and other    1,484,274   34,617      (9,385)   1,509,506
Mortgage-backed securities,
collateralized mortgage
obligations and other
structured securities             1,127,290   17,145     (18,884)   1,125,551
Debt securities issued
by foreign governments                7,910      346        --          8,256
                                 ----------  -------    --------   ----------
   Subtotal                       2,727,178   52,577     (29,983)   2,749,772

Equity securities                    54,504    6,997        (43)       61,458
                                 ----------  -------    --------   ----------
   Total                         $2,781,682  $59,574    $(30,026)  $2,811,230
                                 ==========  =======    ========   ==========

Fixed maturity available-for-sale securities, at December 31, 1997, are summarized by stated maturity as follows:

                                           Amortized    Fair
                                           Cost         Value
                                           ----------   ----------
                                                (in thousands)
Due in one year or less                    $      228   $      230
Due after one year through five years         225,814      229,246
Due after five years through ten years        751,502      764,791
Due after ten years                           239,541      247,434
                                           ----------   ----------
   Subtotal                                 1,217,085    1,241,701

Mortgage-backed securities                  1,065,212    1,078,310
Other securities with multiple
 repayment dates                              415,572      438,102
                                           ----------   ----------
   Total                                   $2,697,869   $2,758,113
                                           ==========   ==========

Significant components of the unrealized gain on available-for-sale securities included in equity in the accompanying Balance
Sheets are as follows:

                                        Year Ended December 31,
                                           1997         1996
                                           ----         ----
                                             (in thousands)
Gross unrealized gain on available-
 for-sale securities                       $ 63,707     $ 29,548
Amortization of deferred policy
 acquisition costs                          (17,627)      (7,143)
Minority interests                           (4,607)      (1,573)
Deferred taxes                              (16,133)      (7,830)
                                           --------     --------
Net unrealized gain on available-for-
 sale securities                           $ 25,340     $ 13,002
                                           --------     --------

See Note 10 for discussion of the methods and assumptions used by the Company in estimating the fair values of available-for-sale securities.

At December 31, 1997 and 1996, the Company held unrated or less-than-investment grade (investment grade is defined as "Baa3" and higher on Moody's ratings and "BBB" and higher on Standard and Poor's bond ratings) corporate bonds of $198,255,000 and $177,364,000. Those holdings amounted to 7.2% and 6.5%, respectively, of the Company's investments in fixed maturities and 3.5% and 3.3%, respectively, of the Company's total assets. The holdings of less-than-investment grade bonds are widely diversified and of satisfactory quality based on the Company's investment policies and credit standards.

At December 31, 1997 and 1996, the Company invested $45,031,000 and $52,397,000 in affiliated mutual funds. The Company's holdings in affiliated mutual funds were included in "Equity securities available-for-sale at fair value" in the Balance Sheets.

Proceeds, gross realized gains, and gross realized losses from the sales and maturities of available-for-sale securities follows:

<caption

                                    Year Ended December 31,
                                    1997        1996
                                    ----        ----
                                         (in thousands)
Proceeds                            $3,148,909  $3,170,351
Gross realized gains                    52,460      28,154
Gross realized losses                   28,173      55,069

At December 31, 1997 and 1996, investments in bonds of $6,450,000 and $6,178,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.
Mortgage loans are stated at their aggregate unpaid balances in the Balance Sheets, less unamortized discounts.

Activity in the allowance for mortgage loss is summarized as follows:

                                     Year Ended December 31,
                                       1997         1996
                                          (in thousands)
Balances at the beginning of the year  $ 2,224      $ 2,711
Provisions for potential
 mortgage loan loss                      1,307          263
Losses charged against the mortgage
 loan loss reserve                      (2,093)        (750)
Balance at the end of the year         $ 1,438      $ 2,224
                                       =======      =======

The provision for mortgage losses has fluctuated between periods. The Company establishes the mortgage reserve based upon its continuing review of the mortgage portfolio and individual problem mortgages. The allowance for potential loan losses is affected to a significant degree by general economic conditions. While the Company believes it has provided adequate mortgage reserves, subsequent economic and market conditions may require establishing additional reserves.

The Company's mortgage portfolio is monitored closely through the review of loan and property information such as debt service coverage, annual operating statements and property inspection reports. This information is evaluated in light of current economic conditions and other factors such as geographic and property-type loan concentrations. This evaluation is part of the regular review to determine whether adjustments to the allowance for potential loan losses are warranted. Management believes the mortgage loss reserve is sufficient to provide for potential loan losses. However, management cannot predict with assurance where the economy is headed or how the mortgage and real estate portfolios would be affected by various economic circumstances.

A summary of the characteristics of the Company's mortgage portfolio (before deducting valuation reserves of $1,438,000 and $2,224,000 at December 31, 1997 and 1996, respectively) follows:

                                           December 31, 1997
                                   Principal          Percent of
                                   Balance            Principal
                                   -------            ---------
                                       (in thousands)
Region

New England and Mid-Atlantic       $  52,400             7.0%
South Atlantic                       122,648            16.4
North Central                        190,928            25.6
South Central                         80,335            10.8
Mountain                             111,684            15.0
Pacific                              187,838            25.2
                                   ---------           -----
   Total                           $ 745,833           100.0 %
                                   =========           =====

Property Type

Apartment and residential          $ 106,190            14.2%
Warehouses and industrial            127,960            17.2
Retail and shopping center           243,152            32.6
Offices                              238,970            32.0
Other                                 29,561             4.0
                                   ---------           -----
      Total                        $ 745,833           100.0%
                                   =========           =====

                                           December 31, 1997
                                   Principal          Percent of
                                   Balance            Principal
                                   -------            ---------
                                       (in thousands)
Region

New England and Mid-Atlantic       $  75,893            11.4%
South Atlantic                       109,859            16.5
North Central                        150,586            22.6
South Central                         70,968            10.7
Mountain                              93,394            14.0
Pacific                              164,875            24.8
                                   ---------           -----
   Total                           $ 665,575           100.0%
                                   =========           =====
Property Type

Apartment and residential          $ 106,099            15.9%
Warehouses and industrial            111,363            16.7
Retail and shopping center           225,105            33.8
Offices                              199,011            30.0
Other                                 23,997             3.6
                                   ---------           -----
   Total                           $ 665,575           100.0%
                                   ---------           -----

Real estate consists of investment real estate under lease and foreclosed real estate. The investment real estate under lease is depreciated over 40 years. The cost of the property totalled $17,481,000 and $17,383,000 at December 31, 1997 and 1996,
respectively, and accumulated depreciation totalled $4,586,000 and $4,212,000 at December 31, 1997 and 1996, respectively. The book value of foreclosed real estate was $37,514,000 and $45,430,000 at December 31, 1997 and 1996, respectively. The decrease in foreclosed real estate is a result of the sale of four properties in 1997.

NOTE 3 - REINSURANCE

In the ordinary course of business, the Company assumes and cedes reinsurance with other insurers and reinsurers. These arrangements provide greater diversification of business and limit the maximum net loss potential on large or hazardous risks. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. Reinsurance ceded is recorded as an asset and is recorded in "Other assets" in the Balance Sheets. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances will be established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers. No losses are anticipated, and, based on management's evaluation, there are no concentrations of credit risk at December 31, 1997 and 1996. The Company retains the risk for varying amounts of individual or group insurance written up to a maximum of $1,000,000 on any one life or $4,000 per month disability risk and reinsures the balance.

Reinsurance transactions with other insurance companies for the years ended December 31, 1997 and 1996 are summarized as follows:

                                        December 31, 1997
                              ----------------------------------------
                            Direct       Assumed   Ceded       Net
                            ------       -------   -----       ---
                                           (in thousands)
Life insurance in force     $30,333,849  $556,694  $5,066,377  $25,824,166
                            ===========  ========  ==========  ===========
Premiums and other
considerations:
Traditional insurance
 premiums and
 universal life             $   240,155  $ 10,154  $   29,690  $   220,619

Annuity                          37,569      --          --         37,569
                            -----------  --------  ----------  -----------
Total                       $   274,724  $ 10,154  $   26,690  $   258,188
                            ===========  ========  ==========  ===========
                            Direct       Assumed   Ceded       Net
                            ------       -------   -----       ---
                                           (in thousands)
Life insurance in force     $29,748,174  $595,713  $4,177,415  $26,166,472
                            ===========  ========  ==========  ===========
Premiums and other
considerations:
Traditional insurance
 premiums and
 universal life             $   231,158  $ 10,693  $   28,254  $   213,597

Annuity                          34,740      --          --         34,740
                            -----------  --------  ----------  -----------

Total                       $   265,898  $ 10,693  $   28,254  $   248,337
                            ===========  ========  ==========  ===========

Benefits paid or provided were reduced by $14,779,000 and $18,747,000 at December 31, 1997 and 1996, respectively, for estimated recoveries under reinsurance treaties.

The Company nor any of its related parties control, either directly or indirectly, any reinsurers in which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits.

NOTE 4 - FEDERAL INCOME TAX

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax liabilities and assets are as follows :

                                                  December 31,
                                          1997            1996
                                                (in thousands)

Deferred tax liabilities:
Deferred policy acquisition costs         $ 137,637       $ 146,947
Basis differences on bonds                    1,382           1,740
Unrealized gains - SFAS 115                  16,133           7,830
Other                                         3,835           2,647
                                          ---------       ---------
Total deferred tax liabilities              158,987         159,164
                                          ---------       ---------
Deferred tax assets:
Policyholders' dividends                     11,393          11,100
Future policy benefits                       74,225          76,471
Premium - based DAC adjustment               25,780          23,643
Investment valuation reserves                 1,006          1,147
Retirement plan accruals                     10,722          9,494
Investment income differences                   499            273
Basis differences on bonds and mortgages        266            266
Other                                         1,755          1,621
                                          ---------       ---------
Total deferred tax assets                   125,646        124,015
                                          ---------       ---------
Net deferred tax liabilities              $  33,341       $  35,149
                                          =========       =========

Significant components of the provision for income taxes attributable to continuing operations are as follows:

                                              December 31,
                                          1997            1996
                                          ----            ----
                                             (in thousands)
Current                                   $  36,603       $  18,509
Deferred                                     (9,428)          4,133
                                          ---------       ---------
Total                                     $  27,175       $  22,642
                                          =========       =========


Federal income tax expense is calculated based on applying the statutory corporate tax rate to taxable income, and adjusting this amount for permanent differences between deductions allowed for financial statement purposes versus federal income tax purposes. Significant differences would include the surplus tax adjustment applicable to Union Central and the small company deduction for life insurance companies that was available to Manhattan Life prior to completing the reverse stock split transaction in 1997 described in Note 1.

Prior to 1984, a portion of Manhattan Life's income was not subject to income tax, but was accumulated for income tax purposes in a special memorandum tax account designated "policyholders' surplus account" (PSA). Under provisions of the Tax Reform Act of 1984, the PSA was frozen at its December 31, 1983 balance. The PSA will become subject to tax at current rates if these amounts are distributed or if the balance of the account exceeds certain limitations under the Internal Revenue Code. The balance in the PSA at December 31, 1997 and 1996 was $1,348,000, and the maximum tax at current rates would be $472,000.

NOTE 5 - SHAREHOLDER DIVIDENDS AND RESTRICTION ON TRANSFER OF
FUNDS FROM SUBSIDIARY

As stated in Note 1, Manhattan Life's charter provides for the allocation of its profits between its shareholders and its policyholders on a one-eight/seven-eighths basis. The profits allocated are equal to income after taxes and interest on the GCR but before policyholder dividends.

In administering Manhattan Life's charter's profit-sharing provision, Manhattan Life and the New York Insurance Department (the Department) have deemed the shareholders' portion of Manhattan Life's profits to be equal to $1 for every $7 of policyholder dividends paid on traditional, participating contracts. Manhattan Life's charter provides for three types of shareholder distributions, including distribution based on profits:

   a) Interest at a specified rate on the par value of the guarantee capital shares issued and outstanding ($195,000 annually), which may be paid in any year dividends are distributed to policyholders and is not subject to prior regulatory approval,
   b) A distribution of the shareholders' portion of Manhattan Life's profits. Such amounts may, at the discretion of the Company's Board of Directors, be distributed as a stock dividend of additional guarantee capital shares, paid in cash subject to certain limits and prior regulatory approval, or reserved for the benefit of the shareholders in the GCR, and
   c) Interest, at the Company's portfolio earnings rate on invested assets, on the accumulated balance in the GCR.

Manhattan Life's cash distributions to shareholders are subject to prior approval by the Department. Further, Manhattan Life and the Department have agreed to the following guidelines under which shareholder distributions from the GCR would be permitted, subject to prior approval by the Department:

     If Manhattan Life's statutory-basis surplus is less than or equal to 9% of its statutory policy reserves, then principal and interest distributions are limited to the lesser of the prior year statutory gain from operations (after policyholders' dividends and federal income taxes and before realized gains and losses), or the prior year's increase in statutory surplus or,

     If its statutory-basis surplus exceeds 9% of statutory policy reserves, the principal and interest distributions are limited to the greater of the prior year statutory gain from operations (after policyholders' dividends and federal income taxes and before realized gains and losses), or the prior year increase in statutory surplus.

The foregoing limits are subject to adjustment, by the Department, for unusually large realized gains or the effects of surplus relief reinsurance transactions. As Manhattan Life's statutory-basis surplus was less than 9% of its statutory policy reserves at December 31, 1996 and 1995, respectively, and a loss from operations was recorded for the year ended December 31, 1995, and statutory surplus decreased for the year ended December 31, 1996, no shareholder's dividends were paid in 1996 or 1997.

The GCR represents a restricted segment of statutory unassigned surplus, and as such, does not represent a commitment or liability to pay shareholder dividends. In Manhattan Life's stand-alone financial statements prepared in accordance with generally accepted accounting principles, the GCR is included in shareholders' equity. The balance in the GCR of $12,750,000 and $16,127,000 and the Company's share of $12,750,000 and $11,740,000 was included in "Policyholders' equity" in the Consolidated Balance Sheets at December 31, 1997 and 1996, respectively. In 1996, the minority shareholders' share of the GCR was included in "Minority Interest in Subsidiary's Equity" in the Balance Sheets. Interest added to the GCR amounted to $919,000 and $1,230,000, for the years ended December 31, 1997 and 1996, respectively.

Manhattan Life is the only existing life insurance company domiciled in New York which has authorized and outstanding guarantee capital shares. Neither applicable New York state law nor Manhattan Life's charter contain express provisions establishing the extent of the interest of the holders of the guarantee capital shares in the statutory unassigned surplus (total surplus less guarantee capital shares and GCR) of Manhattan Life and there has never been a judicial determination of the extent of such interest. Further, the laws applicable to Manhattan Life do not provide for its voluntary liquidation or dissolution; the Company may only be liquidated under the supervision of the New York Superintendent of Insurance in the event of insolvency. In such a liquidation or dissolution, all of the assets of Manhattan Life would be used to satisfy claims of creditors and policyholders and there would be no statutory unassigned surplus for distribution to the holders of the guarantee capital shares. Accordingly, in the opinion of counsel to Manhattan Life, no unqualified legal opinion can be rendered as to the degree, if any, to which the holders of the guarantee capital shares would be entitled to participate in any current or liquidating distribution of unassigned surplus. However, in the view of such counsel, if there should occur a liquidation or other winding-up of Manhattan Life's business in which assets exceeded liabilities on policies and the claims of other creditors, or if there should occur a partial distribution of surplus in the absence of such a liquidation or winding-up, although there are reasonable arguments which could be made to the effect that the entire unassigned surplus would be distributable solely to the policyholders or solely to the shareholders, the more likely outcome if the question should be litigated is that it would be held that one-eighth of the unassigned surplus would be distributable to the shareholders and seven-eighths to the policyholders.

NOTE 6 - COMMITMENTS AND CONTINGENT LIABILITIES

Leases

The leases for office space for Manhattan Life and various field agency offices vary in duration from 1 to 15 years. Some of these leases include escalation clauses which vary with levels of operating expense. Rental expense under these operating leases totalled $3,972,000 and $3,907,000 in 1997 and 1996, respectively. The Company also leases furniture and equipment under operating leases which expire in 2001. Rental expense under these leases included in "Underwriting, acquisition and insurance expense" in the Statements of Income totalled $154,000 and $182,000 in 1997 and 1996, respectively.

At December 31, 1997, the future minimum lease payments for all noncancelable operating leases are as follows:

                        Year          Amount
                        ----          ------
                                   (in thousands)
                        1998          $ 3,553
                        1999            2,893
                        2000            2,562
                        2001            2,316
                        2002            1,785
                        After 2002      1,112
                                      -------
                        Total         $14,221
                                      =======

The Company also has capital leases for office furniture. Lease expense under these leases was $437,000 and $466,000 in 1997 and 1996, respectively.

At December 31, 1997 the future minimum lease payments for all noncancelable capital leases are as follows:

                        Year          Amount
                        ----          ------
                                   (in thousands)

                        1998          $   470
                        1999              470
                        2000              470
                        2001               39
                                      -------
                       Total          $ 1,449
                                      =======

Other Commitments
At December 31, 1997, the Company had outstanding agreements to fund 33 mortgages totalling $52,263,000 in early 1998. In addition, the Company has committed to invest $17,800,000 in limited partnerships during the years 1998 to 2001. These transactions are in the normal course of business for the Company.

Litigation

In the normal course of business, the Company is party to various claims and litigation primarily arising from claims made under insurance policies and contracts. Those actions are considered by the Company in estimating the policy and contract liabilities. The Company's management believes that the resolution of those actions will not have a material adverse effect on the Company's financial position or results of operations.
Guaranty Fund Assessments

The economy and other factors have caused an increase in the number of insurance companies that are under regulatory supervision. This circumstance is expected to result in an increase in assessments by state guaranty funds, or voluntary payments by solvent insurance companies, to fund policyholder losses or liabilities of insurance companies that become insolvent. These assessments may be deferred or forgiven under most guaranty laws if they would threaten an insurers financial strength and, in certain instances, may be offset against future premium taxes. The $300,800 and $0 charge to operations in 1997 and 1996, respectively, was included in "Underwriting, acquisition and insurance expense" in the Statements of Income. The estimated liability of $1,411,000 and $1,399,000 at December 31, 1997 and 1996 respectively, was based on data provided by the National Organization of Life and Health Insurance Guaranty Associations and is included in "Other liabilities" in the Balance Sheets.

NOTE 7 - STATUTORY SURPLUS AS REPORTED TO REGULATORY AUTHORITIES

Union Central and Manhattan Life file statutory-basis financial statements with regulatory authorities. Union Central's statutory-basis financial statements are prepared in conformity with accounting practices prescribed or permitted by the Department of Insurance of Ohio, Union Central's state of
domicile.   Manhattan Life's statutory-basis financial
statements are prepared in conformity with accounting practices prescribed or permitted by the Department of Insurance of New York, Manhattan Life's state of domicile. Surplus as reflected in the statutory-basis financial statements are as follows:

                                   Year ended December 31,
                                   1997         1996
                                   ----         ----
                                       (in thousands)
Capital and surplus
   Union Central                   $ 317,952    $ 277,202
                                   =========    =========
   Manhattan Life                  $  22,327    $  28,211
                                   =========    =========

The National Association of Insurance Commissioners is currently in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. The project, expected to be completed in 1998, will likely change certain prescribed accounting practices, and may result in changes to the accounting practices the Company uses to prepare its statutory financial statements.

NOTE 8 - EMPLOYEE BENEFITS

The Company has pension plans covering substantially all of its employees (The Plans). Benefits are based on years of service and the employee's highest five consecutive years of compensation out of the last ten years. The contributions totalled $3,492,000 and $2,750,000 in 1997 and 1996, respectively. The Company's funding policy is determined according to regulations as specified by ERISA and subsequent amendments.

Pension expense includes the following components:


                                        Year ended December 31,
                                        1997        1996
                                        ----        ----
                                            (in thousands)
Service cost-benefits earned
 during the year                        $  2,622    $  1,982
Interest cost on projected
 benefit obligation                        5,689       5,330
Actual return on plan assets              (4,373)     (4,786)
Net amortization and deferral                390         625
                                        --------    --------
Net pension expense included
 in "Underwriting, acquisition,
 and insurance expense"                 $  4,328    $  3,151
                                        ========    ========

Also, $1,240,000 (net of tax) was charged directly to policyholders' equity in 1997 as a result of recognizing an additional minimum pension liability adjustment under Statement of Financial Accounting Standard (SFAS-87) "Employers'
Accounting for Pensions", and is included in "Other" in the Statements of Equity.

The following table setting forth the Plans' funded status and the pension liability included in "Other liabilities" in the Company's Balance Sheets is based on the latest actuarial report available, which is as of October 1, 1997 and 1996.

Union Central
                                        1997        1996
                                        ----        ----
                                            (in thousands)
Actuarial present value of benefit
obligations:
Accumulated benefit obligation,
 including vested benefits of
 $44,909 and $43,920 for 1997
 and 1996, respectively                 $ 54,164    $ 50,954
                                        ========    ========
Projected benefit obligation            $ 64,547    $ 60,216
Plan assets at fair value                 48,836      41,912
                                        --------    --------
Projected benefit obligation higher
 than plan assets                         15,711      18,304
Unrecognized net loss                    (12,660)    (16,184)
Unrecognized net obligation being
 recognized over 15 years                    368         409
Adjustment required to recognize
 minimum liability                         1,907       6,514
                                        --------    --------
Pension liability included in
 "Other liabilities" at end of year     $  5,326    $  9,043
                                        ========    ========

Manhattan Life
                                        1997        1996
                                        ----        ----
                                            (in thousands)

Actuarial present value
 of benefit obligations:
Accumulated benefit obligation,
 including vested benefits of
 $18,375 and $17,674 for 1997
 and 1996, respectively                 $ 18,771    $ 17,886
                                        ========    ========
Projected benefit obligation            $ 20,217    $ 19,840
Plan assets at fair value                 16,817      16,865
                                        --------    --------
Projected benefit obligation
 higher than plan assets                   3,400       2,975
Unrecognized net loss                     (1,826)     (1,344)
Prior service cost not yet
 recognized in net periodic
 pension cost                                 (8)        (11)
Unrecognized net obligation being
 recognized over 15 years                   (280)       (325)
Adjustment required to recognize
 minimum liability                             2         135
                                        --------    --------
Pension liability included in
 "Other liabilities" at end of year     $  1,288    $  1,430
                                        ========    ========

The unfunded accumulated benefit obligation (ABO) will vary from year to year as changes in the market value of the plans' assets differs from changes in the ABO. The ABO varies from year to year as the rate used to discount future pension benefits related to the past service of plan participants changes. The discount rate at each valuation date reflects available rates on high quality fixed income investments. The investment strategy for the plans' assets is designed to achieve somewhat higher yields over the long term than would be achieved by investing entirely in high quality fixed income investments. Therefore, the market value of the plans' assets and the ABO do not change in the same amount from year to year. The Company believes that its current funding policy will be adequate to meet all future plan obligations over the long term.

<caption
                                           1997      1996
                                           ----      ----
Union Centra

Assumptions used to determine the
 status of the plans were:
   Discount rate                           7.25%     7.25%
   Rate of increase in future
     compensation levels                   4.25%     4.25%
   Expected long-term rate of
     return on assets                      8.50%     8.50%
Manhattan Life
                                           1997      1996
                                           ----      ----
Assumptions used to determine the
 status of the plans were:
   Discount rate                           7.25%     7.25%
   Rate of increase in future
     compensation levels                   4.25%     4.25%
   Expected long-term rate of
     return on assets                      8.50%     8.50%


Plan assets are primarily composed of mutual funds, unallocated insurance funds, and guaranteed interest contracts. At December
31, 1997 and 1996, Union Central's pension plans invested
$44,391,000 and $37,261,000, respectively, in affiliated mutual funds.

The Company has contributory savings plans for employees meeting certain service requirements which qualifies under Section 401(k) of the Internal Revenue Code. These plans allows eligible employees to contribute up to certain prescribed limits of their pre-tax compensation, with the Company matching 50% of the first 6% of participants' contributions.
The Company's matching contributions to these Plans were $1,280,000 and $1,199,000 for 1997 and 1996, respectively. The value of the Plans' assets were $52,519,000 and $44,240,000 at December 31, 1997 and 1996, respectively. The assets are held in the Company's deposit fund, in guaranteed interest contracts, or under the variable accounts of a group annuity policy sponsored by the Company. At December 31, 1997 and 1996, $20,435,000 and $17,632,000, respectively, was invested in affiliated mutual funds.

NOTE 9 - POSTRETIREMENT BENEFITS

The Company provides certain health care and life insurance benefits for its eligible retired employees. The plans provide postretirement medical and life benefits to full time employees who have worked 15 years and attained age 55 while in service with the Company. The plans are contributory and contains other cost-sharing features such as deductibles and coinsurance. The accounting of the plans anticipates future cost-sharing changes which are consistent with the Company's expressed intent to require current and future retirees to pay the cost of medical, prescription drug and dental benefits in excess of 175 percent of the costs incurred by the Company to provide such benefits in 1993.

The accumulated postretirement benefit obligation ("APBO") at December 31, 1997 and 1996 totalled $19,607,000 and $19,294,000, respectively.

The following table presents the plan's funded status reconciled with amounts recognized in the Company's Balance Sheets:


                                            December 31,
                                           1997       1996
                                           ----       ----
                                            (in thousands)
Plan Assets                                $ 6,836    $ 6,934
Accumulated postretirement
 benefit obligation:
Retirees                                    12,242     12,610
Fully eligible active plan participants      3,511      2,541
Other active plan participants               3,854      4,143
                                           -------    -------

Accumulated postretirement benefit
 obligation in excess of
 plan assets                                12,771     12,360
Unrecognized net gain
 from past experience                       (3,996)    (4,172)
Other                                          336         --
                                           -------    -------

Accrued postretirement benefit cost
 included in "Other liabilities"           $16,431    $16,532
                                           =======    =======

Net periodic postretirement benefit cost included the following components:


                                        Year ended December 31,
                                           1997       1996
                                           ----       ----
                                          (in thousands)

   Service cost                            $   427    $   393
   Interest cost                             1,350      1,375
   Expected (gain) loss on assets              101     (1,279)
   Net amortization and deferral              (799)       738
                                           -------    -------
   Net periodic postretirement benefit
    cost included in "Underwriting,
    acquisition, and insurance expense"    $ 1,079    $ 1,227
                                           =======    =======

The plan assets are invested in Carillon Capital Fund, an affiliated mutual fund.

The health care cost trend rate assumption has an insignificant effect on the amounts reported. To illustrate, increasing the assumed health care cost trend rates by one percentage point in each year would increase the Company's postretirement benefit obligation as of December 31, 1997 by $188,000 and the interest cost and estimated eligibility cost components of the net periodic postretirement benefit cost by $13,000 and less than $1,000, respectively.

The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 7.25% at December 31, 1997 and 1996.

NOTE 10 - FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

   Cash and short-term investments: The carrying amounts reported in the Balance Sheets for these instruments approximate their fair values.

   Investment securities: Fair values for bonds and preferred stock are based on quoted market prices, where available.
   If quoted market prices are not available, fair values are estimated using values obtained from independent securities broker dealers or quoted market prices of comparable instruments. The fair values of common stock in Company sponsored mutual funds are based on quoted market prices and are recognized in "Equity securities available-for-sale at fair value" in the Balance Sheets.

   Mortgage loans: The fair values for commercial and residential mortgages in good standing are estimated using discounted cash flow analysis using interest rates currently being offered for similar loans to borrowers with similar credit ratings in comparison with actual interest rates and maturity dates. Fair values for mortgages with potential loan losses are based on discounted cash flow analysis of the underlying properties.

   Policy loans: Management is unable to ascertain the estimated life of the policy loan portfolio. Due to the excessive costs which would be incurred to determine this information, management considers the estimation of its fair value to be impracticable. The nature of a policy loan insures that the outstanding loan balance will be fully recoverable because the balance owed to the Company is always equal to or lower than the cash value of the insurance policy owed to the policyholder. Policy loans are stated at their aggregate unpaid balance in the Balance Sheets.

   Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

The carrying amounts and fair values of the Company's mortgage loans are as follows:

                     December 31, 1997      December 31, 1996
                     -----------------      -----------------
                     Carrying  Fair         Carrying  Fair
                     Amount    Value        Amount    Value
                     ------    -----        ------    -----
                                (in thousands)
Mortgage loans       $745,833  $783,165     $665,575  $702,843
                     ========  ========     ========  ========

The carrying amounts and fair values of the Company's liabilities for investment-type insurance contracts are as follows:


                        December 31, 1997        December 31, 1996
                        Carrying    Fair         Carrying    Fair
                        Amount      Value        Amount      Value
                        ----------  ----------   ----------  ----------
                                         (in thousands)
Group annuities         $  809,990  $  807,137   $  871,481  $  867,562
Single premium
 deferred annuities        354,318     351,494      359,469     355,074
Single premium
 immediate annuities        25,864      27,576       28,910      31,557
Variable annuities         175,197     172,917      167,336     165,103
Supplementary contracts     56,472      58,157       58,989      59,330
Traditional annuities       24,181      24,465       20,414      20,636
Guaranteed interest
 contracts                  17,199      17,077       17,138      17,120

Flexible annuities          32,891      31,592         --           --
Other                        7,193       7,193        5,989       5,989
                        ----------  ----------   ----------  ----------
Total                   $1,503,305  $1,497,608   $1,529,726  $1,522,371
                        ==========  ==========   ==========  ==========


The Company's other insurance contracts are excluded from Statement of Financial Accounting Standard (SFAS-107) "Disclosures about Fair Value of Financial Instruments" disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. Additional data with respect to the carrying value and fair value of the Company's investments is disclosed in Note 2.

NOTE 12 - LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT
EXPENSES
Activity in the liability for unpaid claims and claim adjustment expense is summarized as follows:

                                            December 31,
                                           1997       1996
                                           ----       ----
                                            (in thousands)
Balance as of January 1                    $ 141,508  $ 132,670

Incurred related to:
  Current year                               138,719    143,216
  Prior years                                  6,027      7,237
                                           ---------  ---------
Total incurred                               144,746    150,453
                                           ---------  ---------
Paid related to :
  Current year                                94,462    103,245
  Prior years                                 37,677     38,370
                                           ---------  ---------
Total paid                                   132,139    141,615
                                           ---------  ---------
Balance as of December 31                  $ 154,115  $ 141,508
                                           =========  =========

The balance in the liability for unpaid claims and claim adjustment expenses is included in "Future policy benefits" and "Policy and contract claims" in the Balance Sheets.

As a result of changes in estimates of insured events in prior years, the provision of claims and claim adjustment expenses increased by $6,027,000 and $7,237,000 in 1997 and 1996, respectively, due to lower than expected rates of claim terminations. Included in the above balances are reinsurance recoverables of $986,000 and $1,287,000 at 1997 and 1996, respectively.

NOTE 13 - SURPLUS NOTES

On November 1, 1996, Union Central issued $50,000,000 of 8.20% Surplus Notes (Notes). These Notes mature on November 1, 2026 and may not be redeemed prior to maturity. The Notes are unsecured and subordinated to all present and future policy claims, prior claims and senior indebtedness. Subject to prior written approval of the Superintendent of the Ohio Insurance Department, these Notes will pay interest semi-annually on May 1 and November 1. Interest expense of $4,100,000 and $637,000 was incurred in 1997 and 1996, respectively, and was recorded as a reduction of "Net investment income" in the Statements of Income. In connection with issuing the Notes, Union Central incurred and capitalized $765,000 of issuance cost. This cost is recorded in "Other assets" in the Balance Sheets. In 1997, $25,000 of issuance cost was amortized to "Underwriting, acquisition and insurance expense" in the Statements of Income. Additionally, the Notes have an original issue discount of $260,000, which is deducted from the balance of the Notes. Issuance costs and original issue discount will be amortized under the straight-line method over the term of the Notes. In 1997, $9,000 of amortization relating to original issue discount was recorded in "Underwriting, acquisition and insurance expense" in the Statements of Income.


NOTE 14 - IMPACT OF YEAR 2000 (UNAUDITED)

Some of the Company's computer programs were written using two digits rather than four to define the applicable year. As a result, those computer programs have software that may recognize a date using "00" as the year 1900 rather than the year 2000. Computer software incorrectly recognizing a date would cause the Company's computing environment to not function as expected. Among the results could be miscalculations causing disruptions of operations.

A comprehensive assessment of the Company's Year 2000 sensitive software has been performed and the primary risks and required software modifications have been identified. The Company will both modify existing software, and install new software, in time to ensure the Year 2000 problem does not impact its operations.

           APPENDIX A

TABLE OF APPLICABLE PERCENTAGES

        Attained
        Age            Percentage
        ----           ----------
        0-40           250%
        41             243%
        42             236%
        43             229%
        44             222%
        45             215%
        46             209%
        47             203%
        48             197%
        49             191%
        50             185%
        51             178%
        52             171%
        53             164%
        54             157%
        55             150%
        56             146%
        57             142%
        58             138%
        59             134%
        60             130%
        61             128%
        62             126%
        63             124%
        64             122%
        65             120%
        66             119%
        67             118%
        68             117%
        69             116%
        70             115%
        71             113%
        72             111%
        73             109%
        74             107%
        75-90          105%
        91             104%
        92             103%
        93             102%
        94             101%
        95+            100%


                   PART II - OTHER INFORMATION

                   UNDERTAKING TO FILE REPORTS

          Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                    RULE 484 UNDERTAKING

          Reference is made to the Amended Articles of Incorporation and Code of Regulations of The Union Central Life Insurance Company (the "Code of Regulations"), filed as an exhibit to this Registration Statement. Specifically, Article VII of the Code of Regulations provides that Depositor shall, to the full extent permitted by the General Corporation Law of Ohio, indemnify any person who is or was a director or officer of the Depositor and whom it may indemnify pursuant thereto.
The Depositor may, within the sole discretion of its Board of Directors, indemnify in whole or in part any other person whom it may indemnify pursuant thereto.

          Section 1701.13 of the Ohio General Corporation Law provides as follows:

          (E)(1) A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, member, manager, or agent of another corporation, domestic or foreign, nonprofit or for profit, a limited liability company, or a partnership, joint venture, trust, or other enterprise, against expenses, including attorney's fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if he had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of it self, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

          (2) A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to made a party, to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgement in its favor, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, member, manager, or agent of another corporation, domestic or foreign, nonprofit or for profit, a limited liability company, or a partnership, joint venture, trust, or other enterprise, against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any of the following:

               (a) Any claim, issue, or matter as to which such person is adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that, the court of common pleas or the court in which such action or suit was brought determines, upon application, that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

               (b)  Any action or suit in which the only
liability asserted against a director is pursuant to section
1701.95 of the Revised Code.

          (3) To the extent that a director, trustee, officer, employee, member, manager, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in division (E)(1) or (2) of this section, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the action, suit, or proceeding.

          (4) Any indemnification under division (E)(1) or (2) of this section, unless ordered by a court, shall be made by the corporation only as authorized in the specific case, upon a determination that indemnification of the director, trustee, officer, employee, member, manager, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in division (E)(1) or (2) of this section. Such determination shall be made as follows:

               (a) By a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with the action, suit, or proceeding referred to in division (E)(1) or (2) of this section;

               (b)  If the quorum described in division
(E)(4)(a) of this section is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation or any person to be indemnified within the past five years;

               (c)  By the shareholders;

               (d) By the court of common pleas or the court in which the action, suit, or proceeding referred to in division
(E)(1) or (2) of this section was brought.

               Any determination made by the disinterested directors under division (E)(4)(a) or by independent legal counsel under division (E)(4)(b) of this section shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under division (E)(2) of this section, and, within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

               (5)(a) Unless at the time of a director's act or omission that is the subject of an action, suit, or proceeding referred to in division (E)(1) or (2) of this section, the articles or the regulations of a corporation state, by specific reference to this division, that the provisions of this division do not apply to the corporation and unless the only liability asserted against a director in an action, suit, or proceeding referred to in division (E)(1) or (2) of this section is pursuant to section 1701.95 of the Revised Code, expenses, including attorney's fees, incurred by a director in defending the action, suit, or proceeding shall be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding, upon receipt of an undertaking by or on behalf of the director in which he agrees to do both of the following:

                    (i)  Repay such amount if it is proved by
clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation;

                    (ii)  Reasonably cooperate with the
corporation concerning the action, suit, or proceeding.

               (b)  Expenses, including attorney's fees,
incurred by a director, trustee, officer, employee, member, manager, or agent in defending any action, suit, or proceeding referred to in division (E)(1) or (2) of this section, may be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding, as authorized by the directors in the specific case, upon the receipt of an undertaking by or on behalf of the director, trustee, officer, employee, member, manager, or agent to repay such amount, if it ultimately is determined that he is not entitled to be indemnified by the corporation.

          (6) The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the articles, the regulations, any agreement, a vote of shareholders or disinterested directors, or otherwise, both as to action in their official capacities and as to action in another capacity while holding their offices or positions, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, member, manager or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

          (7) A corporation may purchase and maintain insurance or furnish similar protection, including, but not limited to, trust funds, letters of credit, or self-insurance, on behalf of or for any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, employee, member, manager, or agent of another corporation, domestic or foreign, nonprofit or for profit, a limited liability company, or a partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the corporation has financial interest.

          (8) The authority of a corporation to indemnify persons pursuant to division (E)(1) or (2) of this section does not limit the payment of expenses as they are incurred, indemnification, insurance, or other protection that may be provided pursuant to divisions (E)(5), (6), and (7) of this section. Divisions (E)(1) and (2) of this section do not create any obligation to repay or return payments made by the corporation pursuant to division (E)(5), (6), or (7).

          (9) As used in division (E) of this section, "corporation" includes all constituent entities in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, trustee, member, manager, or agent of such a constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee, member, manager, or agent of another corporation, domestic or foreign, nonprofit or for profit, a limited liability company, or a partnership, joint venture, trust, or other enterprise, shall stand in the same position under this section with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

           REPRESENTATIONS PURSUANT TO SECTION 26(e)

     The Union Central Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Union Central Life Insurance Company.

              CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement consists of the following papers and documents:

     The facing sheet.

     A reconciliation and tie of the information shown in the prospectus with the items of Form N-8B-2.

     The prospectus consisting of ___ pages.

     The Undertaking to File Reports.

     The Rule 484 Undertaking.

     The signatures.

     Written consents of the following persons:

          Kristal E. Hambrick, FSA, MAAA
          Sutherland, Asbill & Brennan, L.L.P.
          Ernst & Young LLP

     The following exhibits:

1.A. (1)      Resolutions Establishing Carillon Life Account *

     (2)      None

     (3)(a)   Underwriting Agreement****

        (b)   Form of Selling Agreement***

        (c)   Sales Representatives Agent Agreement
              (Including Compensation Schedule)****

     (4)      None

     (5)(a)   Specimen of Policy***

        (b)   Riders and Endorsements **

     (6)      Amended Articles of Incorporation and Code of
              Regulations of The Union Central Life Insurance
              Company *

     (7)      None

     (8)      None

     (9)(a)   Participation Agreement - Scudder Variable Life
              Investment Fund***

        (b)   Participation Agreement - TCI Portfolios, Inc.***

        (c)   Participation Agreement - MFS Variable Insurance
              Trust***

     (10)     Form of Application for Policy *

2.            See Exhibit 3.(i)

3.(i) Opinion and Consent of John F. Labmeier, Esq., As to the Legality of the Securities Being
              Registered***

  (ii)        Opinion and Consent of Kristal E. Hambrick, FSA,
              MAAA, As to Actuarial Matters Pertaining to the
              Securities Being Registered

4.            None

5.            Inapplicable

6.            Consent of Sutherland, Asbill & Brennan

7.            Powers of Attorney *****

8.            Notice of Withdrawal Right for Policies***

9.            Consent of Ernst & Young LLP

10. Memorandum describing Certain Procedures, filed pursuant to Rule 6e-3(T)(b)(12)(iii)***


* Incorporated by reference to the Registrant's initial registration statement on Form S-6 (File No. 33-94858), filed
July 21, 1995.

**     Incorporated by reference to the Registrant's initial
registration statement on Form S-6 (File No. 33-94858), filed July 21, 1995, and to Pre-Effective Amendment No. 1 to the Registrant's registration statement on Form S-6 (File No. 33-94858), filed November 30, 1995.

***     Incorporated by reference to Pre-Effective Amendment No.
1 to the Registrant's registration statement on Form S-6 (file
No. 33-94858), filed November 30, 1995.

****     Incorporated by reference to Post-Effective Amendment
No. 1 to the Registrant's registration statement on Form S-6
(file No. 33-94858), filed April 30, 1996.

*****     In addition to the exhibit item filed herewith,
additional items are incorporated by reference to the Registrant's initial registration statement on Form S-6 (File No. 33-94858), filed July 21, 1995, and to Pre-Effective Amendment No. 1 to the Registrant's registration statement on Form S-6 (File No. 33-94858), filed November 30, 1995.


                           SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Carillon Life Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Cincinnati and the State of Ohio, on the 30th day of April, 1998.

                                 CARILLON LIFE ACCOUNT
                                      (Registrant)

                     THE UNION CENTRAL LIFE INSURANCE COMPANY
                                        (Depositor)



ATTEST: /s/ John F. Labmeier By: /s/ Larry R. Pike
                                     Larry R. Pike
                                   Chairman, President and
                                   Chief Executive Officer
                       The Union Central Life Insurance Company


 Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                           Title                         Date
/s/ Larry R. Pike                   Chairman, President and
Larry R. Pike                       Chief Executive Officer
                                    (Principal Executive Officer) 4-30-98

/s/ Stephen R. Hatcher              Executive Vice President
Stephen R. Hatcher                  and Chief Financial Officer
                                    (Principal Financial and
                                    Accounting Officer)           4-30-98

*/s/ Phillip G. Barach              Director                      4-30-98
Philip G. Barach


*/s/ V. Anderson Coombe             Director                      4-30-98
V. Anderson Coombe

*/s/ William A. Friedlander         Director                      4-30-98
William A. Friedlander

*/s/ William G. Kagler              Director                      4-30-98
William G. Kagler

*/s/ Lawrence A. Leser              Director                      4-30-98
Lawrence A. Leser

*/s/ Francis V. Mastrianna, Ph.D.   Director                      4-30-98
Francis V. Mastrianna, Ph.D.

*/s/ Mary D. Nelson, FSA            Director                      4-30-98
Mary D. Nelson, FSA

*/s/ Paul G. Pearson, Ph.D.         Director                      4-30-98
Paul G. Pearson, Ph.D.

*/s/ Thomas E. Petry                Director                      4-30-98
Thomas E. Petry

*/s/ Myrtis H. Powell, Ph.D.        Director                      4-30-98
Myrtis H. Powell, Ph.D.

*/s/ Dudley S. Taft                 Director                      4-30-98
Dudley S. Taft

*/s/ John M. Tew, Jr., M.D.         Director                      4-30-98
John M. Tew, Jr., M.D.


* By /s/ John F. Labmeier, pursuant to Power of Attorney
previously filed.


                         EXHIBIT INDEX

Exhibit 3.(ii)    Opinion and Consent of Kristal E. Hambrick,
                  FSA, MAAA, As to Actuarial Matters Pertaining to the Securities Being Registered

Exhibit 6         Consent of Sutherland, Asbill & Brennan, LLP

Exhibit 9         Consent of Independent Auditors